UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Guardian Capital Dividend Growth Fund

Class I – DIVGX

Annual Report
September 30, 2021

Guardian Capital LP
Commerce Court West
199 Bay Street, Suite 3100
P.O. Box 201
Toronto, Ontario M5L 1E8

Telephone: (800)-968-2295

Portfolio Managers’ Letter to Shareholders (Unaudited)

Annual Commentary September 30, 2021

Guardian Capital Dividend Growth Fund (the “Fund”) returned 2.42% (USD) in the five month period ended September 30, 2021, in line with the MSCI World Index, which returned 2.95%.

The positive economic momentum continued globally throughout Q3, 2021; however, a renewed wave of COVID-19 cases hindered reopening plans and saw the pace of recovery moderate from early highs. That said, growth remained above pre-crisis trends as governments did not so much reinstate stringent public health measures as much as they just delayed moving into the next stage of reopening — the hard-hit service sector continued on its long path toward normalization while activity among goods producers remained robust against strong demand.

Despite increased capacity utilization, supply chain issues persisted, which constrained overall activity and drove upward price pressures across the production pipeline. Concerns that rising inflation may prove less transitory than previously assumed became more evident, and combined with indications of sustained economic growth, resulted in central banks beginning to take steps toward reigning in the crisis-era stimulus. Some monetary authorities, particularly within emerging markets, even began raising policy rates to keep inflation in check.

As investors re-priced the path for central bank policy, market interest rates moved higher and the yield curve steepened through the quarter, weighing on performance of fixed income securities, especially government bonds and those issues with longer-durations; corporate and short-duration bonds outperformed in Q3, 2021.

The rising interest rate environment provided headwinds to global equity performance, as did growing concerns over government regulatory crackdowns in China, sparring over fiscal policy in the US and the ongoing pandemic. The confluence of these risks weighed on investor sentiment at the end of the quarter and offset the fundamental positives of the still-improving economic growth backdrop and resultant constructive earnings outlook.

During the five month period ended September 30, 2021, the largest detractors of performance came from the Materials and Real Estate sectors. In the Materials sector, an overweight led to a negative allocation effect, coupled with a negative stock selection effect as Air Products lagged the sector. Within Real Estate, Medical Properties Trust had a negative stock selection effect. The Consumer Staples sector was the largest contributor to relative performance due to positive stock selection from Costco and Nestle. In the Industrial sector, positions in Wolters Kluwer, Republic Services, Waste Management and Rockwell Automation led to a positive stock selection effect.

Portfolio Managers’ Letter to Shareholders (Unaudited) (continued)

We increased the mandate’s weight in the Health Care sector with purchases of United Health Group and Zoetis, both companies that show strong forecasted earnings growth coupled with strong dividend growth. During the second quarter, we added to the Energy sector with the purchase of Royal Dutch Shell, which offers a strong visible cash flow, which should bode well for future dividend growth.

The concerns that rose to the fore in Q3, 2021 (China, US politics, central bank policy) and took the wind out of equity market sails are likely to persist over the near term, constraining performance of risk assets and leading to bouts of market turmoil (that have been generally scarce over the last year). Barring an escalation of risks or other shocks putting material stress on the global economy, however, the positive underlying fundamentals would appear to be poised to support a resumption of upward market momentum.

Global growth is slowing from the unsustainable highs earlier in the recovery; however, the pace of expansion remains robust compared to pre-crisis norms. A further moderation is expected in the months ahead, as the abundant excess capacity created by the crisis gets fully re-absorbed with the broader, vaccine-supported economic reopening and the cycle matures past the recovery phase and into a sustained expansion. However, the buoyant demand backdrop (underpinned by the strong financial positions of consumers) remains highly constructive for corporate profits.

Sincerely,

Guardian Capital LP

Investment Results (Unaudited)

Average Annual Total Returns(a) as of September 30, 2021

	5 Months	One Year	Since Inception 05/01/2019
Guardian Capital Dividend Growth Fund
Class I	2.42%	17.21%	12.77%
MSCI World Index(b)	2.95%	28.82%	16.35%

Expense Ratios(c)
Class I
Gross	1.73%
With Applicable Waivers	0.95%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Guardian Capital Dividend Growth Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 968-2295.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for less than one year are not annualized.

(b) The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees and expenses, whereas the Fund’s returns are shown net of fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratio is from the Fund’s prospectus dated August 27, 2021. Guardian Capital LP, the Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2023 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and the Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board of Trustees (the “Board”) at any time. The Class I Shares expense ratio does not correlate to the corresponding ratio of expenses to average net assets included in the financial highlights section of this report, which reflects the operating expenses of the Fund, but does not include acquired fund fees and expenses. Additional information pertaining to the Fund’s expense ratios as of September 30, 2021, can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 968-2295. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the
Guardian Capital Dividend Growth Fund – Class I and the MSCI World Index.

The chart above assumes an initial investment of $10,000 made on May 1, 2019 (commencement of operations) and held through September 30, 2021. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 968-2295. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Portfolio Illustration (Unaudited)

September 30, 2021

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at www.guardiancapitalfunds.com.

Guardian Capital Dividend Growth Fund
Schedule of Investments

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — 99.61%

Communications — 1.58%
TELUS Corp.	14,292	$314,090

Consumer Discretionary — 6.63%
Home Depot, Inc. (The)	1,502	493,046
LVMH Moet Hennessy Louis Vuitton SA - ADR	2,838	406,629
McDonald’s Corp.	1,727	416,397
		1,316,072
Consumer Staples — 8.97%
Costco Wholesale Corp.	1,581	710,422
Nestle S.A. - ADR	5,939	713,928
Unilever PLC - ADR	6,584	356,984
		1,781,334
Energy — 6.54%
EOG Resources, Inc.	4,575	367,235
Royal Dutch Shell PLC, Class B - ADR	7,581	335,611
Total S.E. - ADR	12,452	596,825
		1,299,671
Financials — 9.48%
Allianz S.E.	1,800	406,199
AXA S.A.	13,700	382,169
ING Groep NV - ADR	35,281	511,222
Royal Bank of Canada	5,861	583,092
		1,882,682
Health Care — 11.33%
AstraZeneca PLC - ADR	8,878	533,212
Johnson & Johnson	2,505	404,558
Medtronic PLC	2,360	295,826
Novo Nordisk A/S - ADR	3,510	336,995
UnitedHealth Group, Inc.	991	387,223
Zoetis, Inc.	1,506	292,375
		2,250,189
Industrials — 11.25%
Exponent, Inc.	2,134	241,462
Illinois Tool Works, Inc.	1,319	272,545
Republic Services, Inc.	4,113	493,806
Rockwell Automation, Inc.	1,082	318,151
Schneider Electric SE - ADR	13,574	450,990
Waste Management, Inc.	3,061	457,191
		2,234,145

6	See accompanying notes which are an integral part of these financial statements.

Guardian Capital Dividend Growth Fund
Schedule of Investments (continued)

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)

Materials — 6.93%
Air Products & Chemicals, Inc.	2,476	$634,128
BHP Group Ltd. - ADR	6,677	357,353
Rio Tinto PLC - ADR	5,770	385,552
		1,377,033
Real Estate — 4.06%
Digital Realty Trust, Inc.	2,003	289,333
Medical Properties Trust, Inc.	25,763	517,064
		806,397
Technology — 32.84%
Accenture PLC, Class A	3,221	1,030,461
Apple, Inc.	7,575	1,071,863
Booz Allen Hamilton Holding Corp.	4,072	323,113
Broadcom, Inc.	2,142	1,038,719
CDW Corp.	2,695	490,544
Lam Research Corp.	1,017	578,826
MasterCard, Inc., Class A	1,326	461,024
Microsoft Corp.	3,779	1,065,376
Wolters Kluwer NV - ADR	4,375	463,138
		6,523,064

Total Common Stocks (Cost $15,147,298)		19,784,677

MONEY MARKET FUNDS — 0.35%
Morgan Stanley Institutional Liquidity Fund, Institutional Class, 0.01%(a)	70,394	70,394
Total Money Market Funds (Cost $70,394)		70,394

Total Investments — 99.96% (Cost $15,217,692)		19,855,071

Other Assets in Excess of Liabilities — 0.04%		8,857

NET ASSETS — 100.00%		$19,863,928

(a)	Rate disclosed is the seven day effective yield as of September 30, 2021.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.	7

Guardian Capital Dividend Growth Fund
Statement of Assets and Liabilities

September 30, 2021

Assets
Investments in securities at fair value (cost $15,217,692)	$19,855,071
Cash	12,381
Receivable for fund shares sold	69,645
Dividends receivable	28,924
Tax reclaims receivable	15,414
Receivable from Adviser	8,029
Prepaid expenses	9,622
Total Assets	19,999,086
Liabilities
Payable for distributions to shareholders	99,481
Payable to Administrator	7,279
Payable to auditors	15,250
Other accrued expenses	13,148
Total Liabilities	135,158
Net Assets	$19,863,928
Net Assets consist of:
Paid-in capital	$15,479,881
Accumulated earnings	4,384,047
Net Assets	$19,863,928
Shares outstanding (unlimited number of shares authorized, no par value)	1,542,986
Net asset value, offering and redemption price per share	$12.87

8	See accompanying notes which are an integral part of these financial statements.

Guardian Capital Dividend Growth Fund
Statements of Operations

	Five Months Ended September 30, 2021(a)	Year Ended April 30, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $20,062 and $18,734)	$244,124	$406,326
Total investment income	244,124	406,326
Expenses
Adviser	63,443	129,166
Administration	25,668	52,671
Audit and tax preparation	12,510	17,250
Legal	7,917	19,057
Trustee	7,500	15,453
Compliance services	5,834	14,000
Report printing	5,146	4,368
Transfer agent	5,000	12,000
Registration	4,653	6,385
Custodian	4,239	6,062
Pricing	350	1,264
Miscellaneous	8,396	21,449
Total expenses	150,656	299,125
Fees contractually waived and expenses reimbursed by Adviser	(70,281)	(135,107)
Net operating expenses	80,375	164,018
Net investment income	163,749	242,308
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	111,703	442,487
Net realized gain (loss) on foreign currency transactions	243	(4,492)
Net change in unrealized appreciation of investment securities and foreign currency translations	193,126	3,872,282
Net realized and change in unrealized gain on investments	305,072	4,310,277
Net increase in net assets resulting from operations	$468,821	$4,552,585

(a)	The Fund changed its fiscal year end to September 30.

See accompanying notes which are an integral part of these financial statements.	9

Guardian Capital Dividend Growth Fund
Statements of Changes in Net Assets

	For the Five Months Ended September 30, 2021(a)	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(b)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$163,749	$242,308	$258,249
Net realized gain (loss) on investment securities and foreign currency transactions	111,946	437,995	(818,371)
Net change in unrealized appreciation of investment securities and foreign currency translations	193,126	3,872,282	572,079
Net increase in net assets resulting from operations	468,821	4,552,585	11,957
Distributions to Shareholders from Earnings:
Class I	(179,059)	(224,474)	(245,783)
Total distributions	(179,059)	(224,474)	(245,783)
Capital Transactions - Class I
Proceeds from shares sold	—	4,998	15,000,010
Reinvestment of distributions	125,357	162,721	186,795
Net increase in net assets resulting from capital transactions	125,357	167,719	15,186,805
Total Increase in Net Assets	415,119	4,495,830	14,952,979
Net Assets
Beginning of period	19,448,809	14,952,979	—
End of period	$19,863,928	$19,448,809	$14,952,979
Share Transactions - Class I
Shares sold	—	424	1,500,001
Shares issued in reinvestment of distributions	9,700	14,370	18,491
Net increase in shares	9,700	14,794	1,518,492

(a)	The Fund changed its fiscal year end to September 30.
(b)	For the period May 1, 2019 (commencement of operations) to April 30, 2020.

10	See accompanying notes which are an integral part of these financial statements.

Guardian Capital Dividend Growth Fund – Class I
Financial Highlights

(For a share outstanding during each period)

	For the Five Months Ended September 30, 2021(a)		For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(b)
Net asset value, beginning of period	$12.68		$9.85	$10.00
Investment operations:
Net investment income	0.11		0.16	0.17
Net realized and unrealized gain (loss) on investments	0.20		2.82	(0.16)
Total from investment operations	0.31		2.98	0.01
Distributions from:
Net investment income	(0.12)		(0.15)	(0.16)
Total from distributions	(0.12)		(0.15)	(0.16)
Net asset value, end of period	$12.87		$12.68	$9.85
Total Return(c)	2.42	%(d)	30.41%	0.10	%(d)

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$19,864		$19,449	$14,953
Ratio of expenses to average net assets	0.95	%(e)	0.95%	0.95	%(e)
Ratio of expenses to average net assets before waiver	1.78	%(e)	1.73%	1.94	%(e)
Ratio of net investment income to average net assets	1.94	%(e)	1.40%	1.64	%(e)
Portfolio turnover rate	6	%(d)	47%	29	%(d)

(a)	The fund changed its fiscal year ended to September 30.
(b)	For the period May 1, 2019 (commencement of operations) to April 30, 2020.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.	11

Guardian Capital Dividend Growth Fund
Notes to the Financial Statements

September 30, 2021

NOTE 1. ORGANIZATION

The Guardian Capital Dividend Growth Fund (the “Fund”, formerly known as Guardian Dividend Growth Fund) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on April 15, 2019. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Guardian Capital LP (the “Adviser”). The investment objective of the Fund is to seek long-term capital appreciation and current income. The Fund changed its fiscal year end from April 30 to September 30 effective with these financial statements.

The Fund currently offers one class of shares, Class I. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Guardian Capital Dividend Growth Fund
Notes to the Financial Statements (continued)

September 30, 2021

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous two tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year, which may include return of capital, are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components

Guardian Capital Dividend Growth Fund
Notes to the Financial Statements (continued)

September 30, 2021

of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities are accreted or amortized over the life of the respective securities using the effective interest method.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least quarterly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

Guardian Capital Dividend Growth Fund
Notes to the Financial Statements (continued)

September 30, 2021

reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator,

Guardian Capital Dividend Growth Fund
Notes to the Financial Statements (continued)

September 30, 2021

and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations with the Adviser’s participation, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$19,784,677	$—	$—	$19,784,677
Money Market Funds	70,394	—	—	70,394
Total	$19,855,071	$—	$—	$19,855,071

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued

Guardian Capital Dividend Growth Fund
Notes to the Financial Statements (continued)

September 30, 2021

daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal period ended September 30, 2021, the Adviser earned fees of $63,443 from the Fund. At September 30, 2021, the Adviser owed the Fund $8,029.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) and expenses) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2023 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. As of September 30, 2021, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through
April 30, 2023	$155,420
April 30, 2024	135,107
September 30, 2024	70,281

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, compliance, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal period ended September 30, 2021, the Administrator earned fees of $25,668 for fund accounting and administration services, $5,834 for compliance services and $5,000 for transfer agent services. At September 30, 2021, the Fund owed the Administrator $7,279 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,000 per Fund and $500 per Fund for each quarterly in-person Board meeting. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with

Guardian Capital Dividend Growth Fund
Notes to the Financial Statements (continued)

September 30, 2021

such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended September 30, 2021, purchases and sales of investment securities, other than short-term investments, were $1,441,523 and $1,131,857, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal period ended September 30, 2021.

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$4,937,884
Gross unrealized depreciation	(300,505)
Net unrealized appreciation/(depreciation) on investments	$4,637,379
Tax cost of investments	$15,217,692

The tax character of distributions paid for the fiscal periods ended September 30, 2021, April 30, 2021 and April 30, 2020 were as follows:

	September 2021	April 2021	April 2020
Distributions paid from:
Ordinary income(a)	$79,578	$224,474	$245,783
Total distributions paid	$79,578	$224,474	$245,783

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$106,113
Distributions Payable	(99,481)
Accumulated Capital and Other Losses	(260,072)
Unrealized Appreciation (Depreciation) on Investments	4,637,487
Total Accumulated Earnings (Deficit)	$4,384,047

Guardian Capital Dividend Growth Fund
Notes to the Financial Statements (continued)

September 30, 2021

As of September 30, 2021, the Fund had available for tax purposes unused capital loss carryforwards of $260,071 and $1 of short-term and long-term capital loss carryforwards, respectively, with no expiration, which was available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2021, the Fund had 32.84% of its net assets invested in stocks within the Technology sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Guardian Capital Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guardian Capital Dividend Growth Fund (formerly, Guardian Dividend Growth Fund) (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of September 30, 2021, and the related statements of operations for the period from May 1, 2021 through September 30, 2021 and for the year ended April 30, 2021, the statements of changes in net assets and the financial highlights for the period from May 1, 2021 through September 30, 2021, the year ended April 30, 2021 and for the period May 1, 2019 (commencement of operations) through April 30, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at September 30, 2021, the results of its operations for the period from May 1, 2021 through September 30, 2021 and for the year ended April 30, 2021, the changes in its net assets and its financial highlights for the period from May 1, 2021 through September 30, 2021, the year ended April 30, 2021 and for the period May 1, 2019 (commencement of operations) through April 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and

Report of Independent Registered Public Accounting Firm (continued)

significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio
November 24, 2021

Guardian Capital Dividend Growth Fund
Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on September 15 and 16, 2021. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

22

Guardian Capital Dividend Growth Fund
Approval of Investment Advisory Agreement (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on March 17 and 18, 2021, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation for an additional one-year period the Investment Advisory Agreement between the Trust and Guardian Capital LP (“Guardian”) (the “Investment Advisory Agreement”) with respect to the Guardian Capital Dividend Growth Fund (the “Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Guardian and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the Investment Advisory Agreement between the Trust and Guardian, including, but not limited to, Guardian’s response to counsel’s due diligence letter requesting information relevant to the approval of the Investment Advisory Agreement, the operating expense limitation agreement between the Trust and Guardian (the “Expense Limitation Agreement”), and certain expense and performance data provided by Broadridge for comparison purposes (collectively, the “Support Materials”). At various times, the Trustees reviewed the Support Materials with Guardian, Trust management, and with counsel to the Independent Trustees. The Trustees noted the completeness of the Support Materials that Guardian provided, which included both responses and materials provided in response to initial and supplemental due diligence requests. Representatives from Guardian met with the Trustees and provided additional information, including but not limited to information concerning the services it provides to the Fund, firm ownership, resources available to service the Fund, including compliance resources, the experience and qualifications of the portfolio management team, other investment strategies that Guardian manages, including a Canadian mutual fund strategy similar to that of the Fund, succession planning, future plans for the fund family, distribution capabilities, recent growth in the firm, and profitability (both as it relates to the Adviser generally and with the respect to the profitability of the Fund to the Adviser). This information formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the terms and the form of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also received a memorandum from counsel discussing the legal standards for their consideration of the Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration in the advisory agreement approval process, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

23

Guardian Capital Dividend Growth Fund
Approval of Investment Advisory Agreement (Unaudited)
(continued)

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (1) the nature, extent, and quality of the services that Guardian provides, including the Fund’s performance; (2) the cost of the services provided and the profits realized by Guardian from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives, as well as other accounts that Guardian manages in the same investment strategy; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Guardian resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Together with the Support Materials, and after having received and reviewed investment performance, compliance, operating, and distribution reports of the Fund on a quarterly basis since the Fund’s inception, and noting additional discussions with representatives of Guardian that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the continuation of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement, which incorporated and reflected their knowledge of the services that Guardian provides to the Fund. The Trustees also noted the inclusion of comparative fee and performance reports of the Fund to the World Large Stock Morningstar category and the custom peer group compiled by Broadridge. The Trustees discussed Guardian’s ownership and subsidiary companies and profitability, and noted that the firm was profitable in 2020. The Trustees discussed the growth of assets of the Fund since its inception and Guardian’s continued commitment to promote the Fund. Based upon Guardian’s presentation and the Support Materials, the Board concluded that the overall arrangements between the Trust and Guardian, as set forth in the Investment Advisory Agreement, are fair and reasonable in light of the services Guardian performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Guardian provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities;

24

Guardian Capital Dividend Growth Fund
Approval of Investment Advisory Agreement (Unaudited)
(continued)

(4) maintaining the required books and records for transactions that Guardian effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; (6) performing compliance services on behalf of the Fund; and (7) engaging in marketing activities. The Trustees noted no changes to the services that Guardian provides to the Fund under the terms of the Investment Advisory Agreement. The Trustees considered Guardian’s capitalization and its assets under management. The Trustees further considered the investment philosophy and investment industry experience of the portfolio managers. The Trustees also noted the research models utilized by Guardian which combine artificial intelligence, human intelligence and experience with innovation to manage the Fund’s portfolio in accordance with its investment strategy. The Trustees also noted the Fund’s performance compared to its benchmark index, including the fact that the Fund had underperformed its benchmark index for the one-year, year-to-date, and since inception periods ended December 31, 2020. The Trustees also considered the Fund’s performance compared to the World Large Stock Morningstar category and the custom Broadridge peer group. The Trustees noted that the Fund underperformed both the medians of the Morningstar category and custom peer group for the period since its inception on May 1, 2019 to December 31, 2020. The Trustees further considered Guardian’s discussion and explanation with regard to periods of unfavorable performance. Based upon the foregoing, the Trustees concluded that they are satisfied with the nature, extent, and quality of services that Guardian provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fund pays to Guardian under the Investment Advisory Agreement, as well as Guardian’s profitability from the services that it renders to the Fund, noting the said services were slightly unprofitable during the last fiscal year and were projected to be slightly unprofitable in the current fiscal year. The Trustees considered that Guardian has contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees further considered the strong cash flow and fiscal health of Guardian as it considered the firm’s financial wherewithal to support the Fund. The Trustees concluded that Guardian’s profitability with respect to its advisory relationship with the Fund is reasonable.

Comparative Fee and Expense Data. The Trustees noted that the Fund’s contractual management fee was equal to the median and less than the average contractual management fee reported for the Broadridge custom peer group. The Trustees further noted that the Fund’s contractual management fee was equal to the median and average net contractual management fee reported for the Morningstar World Large Stock category. The Trustees then reviewed the Fund’s gross and net total expense ratios (reflected with and without the effect of fee waivers and expense reimbursements) relative to the custom peer group and the Morningstar category. The Trustees noted that Fund’s gross expense ratio was below the average and above the median gross total expense ratios reported for the Broadridge

25

Guardian Capital Dividend Growth Fund
Approval of Investment Advisory Agreement (Unaudited)
(continued)

custom peer group, and that the net expense ratio was equal to the median and less than the average reported for the custom peer group. With regard to comparison to the Morningstar category, the Trustees noted that the Fund’s gross expense ratio was above the median and below the average gross expense ratio reported for the category. The Trustees also noted that the Fund’s total net expense ratio was lower than both the average and median total net expense ratios reported for the same category. They further considered the fees paid by Guardian’s separately managed accounts and other investment advisory relationships to other accounts with similar investment objectives and strategies to that of the Fund, noting the differences in the services provided to these accounts compared to the services provided to the Fund. In particular, they noted that Guardian has additional responsibilities with respect to the Fund, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to another, the Trustees concluded that Guardian’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, but did not find that any material economies exist at this time. The Trustees also noted Guardian’s view that that due to the Fund’s low net asset total and Guardian’s current unprofitability with respect to the Fund, fee breakpoints are not necessary or appropriate at this time.

Other Benefits. The Trustees noted that Guardian does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute the Fund’s portfolio transactions. The Trustees noted that Guardian had confirmed that there were no economic or other benefits to the Adviser associated with the selection or use of any particular providers for the Fund’s portfolio. The Trustees concluded that all things considered, Guardian does not receive material additional financial benefits from services rendered to the Fund.

Other Considerations. The Trustees also considered potential conflicts for Guardian with respect to relationships forged with service providers to the Fund. The Trustees noted that both they and Counsel have discussed with representatives of Guardian their duty of loyalty relative to the selection of service providers and the conflicts that could develop relative to any relationship that Guardian may form with a specific service provider. Based on the assurances and representations from Guardian, the Trustees concluded that no material conflict of interest currently exists that could adversely impact the Fund.

26

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period(a)	Annualized Expense Ratio
Guardian Capital Dividend Growth Fund
Class I	Actual	$ 1,000.00	$ 1,071.50	$ 4.93	0.95%

	Hypothetical(b)	$ 1,000.00	$ 1,020.31	$ 4.81	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

27

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2021 ordinary income dividends, 58% qualifies for the corporate dividends received deduction.

28

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 12 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*

Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013

Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2020 to present).

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.

29

Trustees and Officers (Unaudited) (continued)

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary M. Morrow Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

30

Trustees and Officers (Unaudited) (continued)

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).
Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel – Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 968-2295 to request a copy of the SAI or to make shareholder inquiries.

31

FACTS	WHAT DOES GUARDIAN CAPITAL DIVIDEND GROWTH FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 968-2295

32

Who we are
Who is providing this notice?	Guardian Capital Dividend Growth Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Guardian Capital LP, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

33

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 968-2295 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

David James

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Paul Leone, Secretary

INVESTMENT ADVISER

Guardian Capital LP

199 Bay Street, Suite 3100

P.O. Box 201

Toronto, Ontario M5L 1E8

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Guardian AR-21

Alta Quality Growth Fund

Institutional Shares – AQLGX

Guardian Capital Fundamental
Global Equity Fund

Institutional Shares – GFGEX

Annual Report
September 30, 2021

Alta Capital Management, LLC
6440 South Wasatch Boulevard, Suite 260
Salt Lake City, Utah 84121
(800) 957-0681
www.altacapitalfunds.com

Alta Quality Growth Fund

Letter to Shareholders (Unaudited)

Dear Fellow Shareholders,

Stocks posted exceptional returns over the past twelve months, with the S&P 500® Index (“S&P 500”) reaching another all-time high in August 2021. The S&P 500 returned 30.00%, an outstanding year on any scale. An essential underpinning to the record returns was Pfizer’s and Moderna’s announcements that their COVID-19 vaccines were highly effective. Both vaccines received FDA emergency use authorization in December 2020. Since December, more than 185 million Americans have been fully vaccinated. The positive vaccination news, coupled with unprecedented fiscal and monetary stimulus, record company earnings, low-interest rates, and a highly buoyant U.S. economy, sustained investor enthusiasm. However, amid this favorable backdrop, concerns have arisen given supply line constraints, labor shortages, and the possibility of sustained inflation, leading to an increase in interest rates. As the U.S. economy adopts a slower growth path, the market shifted its focus from a momentum growth mindset to one of earnings quality and sustainability

Looking ahead, we believe that strong corporate earnings growth and GDP growth of 3.5% or slightly higher will be supportive of equities. Despite market expectations of relatively mild inflation, many are looking for ways to protect themselves against potential runaway inflation. We at Alta believe that the best way to protect against inflation is by owning a piece of a “wonderful business,” e.g., a quality company with pricing power.

The Alta Quality Growth Fund returned 27.96% for the fiscal year ending September 30, 2021, which slightly lagged the S&P 500 by 2.04%. Our positions in Alphabet (total return +82%), Zebra Technologies (+105%), Ulta Beauty (+61%), Booking Holdings (+39%) and Facebook (+30%) rounded out our top 5 performers. These companies are all leaders in their respective industries and saw sizable revenue growth over the past year. Our laggards for the period, Citrix Systems (-25%), Take-Two Interactive (-7%), PayPal Holdings (0%), Becton Dickinson (+4%) and Dollar Tree (+7%), suffered primarily due to weaker earnings forecasts.

The Alta Quality Growth Fund’s sector weighting decisions versus the index were positive in over half of GICS sectors during the year. Our decision to underweight Consumer Staples, Utilities, and Materials plus overweight Communication Services and Information Technology had the most significant positive impact. Underweighting Financials and Energy while overweighting Consumer Discretionary resulted in an overall negative outcome.

We added three new positions to the Alta Quality Growth Fund, consisting of Microsoft, PayPal, and Auto Desk. During the period, we sold four positions comprising of KAR Auction Services, Beckton, Dickinson and Company, Dollar Tree and Citrix Systems. Each one of the buys brings a leader in their respective industries into our portfolio. The sales were a combination of companies that either reached our internal intrinsic valuation target or companies whose outlook we determined had worsened for the foreseeable future for either company-specific, industry-specific or macroeconomic reasons. The Alta Quality Growth Fund ended the fiscal year with twenty-nine holdings.

1

Alta Quality Growth Fund
Letter to Shareholders (Unaudited) (continued)

The Alta Quality Growth Fund seeks to invest in businesses with attractive fundamental characteristics and a supporting secular theme, priced at reasonable valuations. We believe that the best companies offer consistent and growing revenue and cash flow, good returns on investment, and durable competitive advantages. These companies generally all benefit from pricing power due to their strong position in the marketplace. While it may seem appealing to chase high-flying, innovative, and yet-to-be-proven growth companies, we believe that the best risk-adjusted returns are delivered by owning quality growth companies with a proven ability to generate profit. We thank you for your confidence and support of the Alta Quality Growth Fund.

Sincerely,

Alta Capital Management, LLC

2

Guardian Capital Fundamental Global Equity Fund
Letter to Shareholders (Unaudited)

Dear Fellow Shareholders,

The past 18 months have been incredibly difficult on both personal and professional levels as the pandemic continues to linger and affect our lives. We are hopeful that a year from now our letter will be talking about the pandemic as a distant memory and that we have recovered to a more normal state of life.

Our Business Continuity Plan has been in effect since the beginning of the pandemic and has allowed us to adapt our practices to ensure we maintain our service capabilities without disruptions. Our operations, colleagues and clients have not experienced a disruption in business support and activities. The transition was and continues to be seamless, thanks to the hard work, preparedness and dedication of our infrastructure teams and employees.

The Guardian Capital Fundamental Global Equity Fund (the “Guardian Equity Fund”) returned 21.19% in the twelve months ended September 30, 2021. In comparison, our benchmark, the MSCI World Index returned 28.82%. The Guardian Equity Fund’s underlying investment philosophy emphasizes long-term thinking, long-term forecasting, and long-term holding periods. This is in contrast to the trend of shortening holding periods and time horizons in the general market. Periods of above-average uncertainty, such as we have experienced over the last twelve months, tend to exacerbate the market’s short-termism even further. We are not investing in companies based on expectations for financial results during the next quarter, but instead over the next 20 quarters or more.

For this fiscal period, the Guardian Equity Fund underperformed the MSCI World Index due to stock selection. Specifically, our positions in Alphabet (total return +82%), EssilorLuxottica (+43%), Booking Holdings (+39%), Novo Nordisk (+43%), and CME Group (+19%), rounded out our top five contributors to portfolio performance. Our laggards for the period included: Intertek (-16%), Reckitt Benckiser (-17%), MarketAxess (-12%), Christian Hansen (-1%), and Moody’s (not held in portfolio at period end, 0%).

The Guardian Equity Fund does not hold securities in the Utilities, Energy or Real Estate sectors. It also avoids stocks in industries where company revenues have above-average sensitivity to the economic cycle, such as commodity producers and banks. Companies in these sectors and industries have historically failed to meet both Growth and Quality requirements of our 10 Confidence Criteria.

During the fiscal period, the Guardian Equity Fund sold two holdings: Stryker and Moody’s. Stryker, a stock owned by the Guardian Equity Fund’s portfolio management team for more than 20 years, was sold owing to an increased reliance on mergers and acquisitions for future growth as well as concern over anti-trust scrutiny and the safety profile of some of the company’s implants. Moody’s, another long-term holding, was sold owing to recent high levels of bond issuance and rising interest rates, which the investment team expected would dampen prospects for the company’s ratings segment moving forward.

3

Guardian Capital Fundamental Global Equity Fund
Letter to Shareholders (Unaudited) (continued)

The Guardian Equity Fund made four additions during the period: Microsoft, Verisk Analytics, Coloplast, and Christian Hansen. Microsoft sells software, cloud-based services and devices. Its mission is to empower every person and every organization to achieve more. The company builds digital platform-based ecosystems creating network effects and is split into three segments: Productivity and Business Processes (31% of sales), Intelligent Cloud (34% of sales), and More Personal Computing (35% of sales). Digital transformation is the key secular driver, which includes cloud adoption, edge computing, quantum computing, mixed reality, and low code/ no code software. Additional trends include gaming and work from anywhere. Microsoft is embedded in its user base workflow resulting in high switching costs. The business has a strong and differentiated position in the cloud computing industry where considerable capex requirements deter new entrants. Additionally, Microsoft’s competitive advantage is boosted by its scale, intellectual property, security solutions and reputation, data gathered and developer focus. Verisk is a provider of data analytics to customers in three verticals: Insurance (72% of sales), Energy/Commodities (23% of sales), and Financial Services (5% of sales). Verisk’s business is scalable with low CapEx (capital expenditures) requirements, has high margins, over 80% recurring revenue, and is embedded and critical for customers. The company is a beneficiary of increased digitization in traditionally slower and lower-tech industries such as insurance and energy, a trend accelerated by COVID-19. The rising importance of ESG provides another secular tailwind for Verisk, as it provides data and analytics for assessing risks like modern slavery, human rights, and climate change vulnerability. Verisk holds unique data assets, has deep domain expertise, and a clear focus on investing in innovation and technology. The company is the first mover and in many categories provides solutions that have become industry standard. Coloplast is a global intimate healthcare company. The company operates in four segments: Ostomy Care (41% of sales, 35-40% market share), Continence Care (37% of sales, 40-45% market share), Interventional Urology (10% of sales, 15% market share) and Wound & Skin Care (13% of sales, 5-10% market share). The overall weighted markets are growing at 5% driven by ageing demographics and increasing access to healthcare in Emerging Markets. Coloplast has consistently gained market share: 8% average organic growth over the past 20 years, 7% over the last 10 years. Competitive advantages include relationships with nurses and brand trust. The company has high recurring sales due to the long-term nature of its customer relationships. Christian Hansen is a leading global bioscience company that develops natural ingredients for the food, nutritional, pharmaceutical and agricultural industries. Growth is driven by several different factors including dairy producers’ desire for higher yields, reduction in food waste, the decline in arable acreage per capita and rising protein consumption. The company spends around 7% of revenues on R&D compared to 3-4% for its peers and has access to a library of 40,000 microbial strains built up over more than 100 years. Its scientific knowledge of bacterial strain properties and technical application knowledge are key platforms for the development of healthy and tasty new products. Over 80% of revenue contributes to the UN Global Goals for Sustainable Development.

4

Guardian Capital Fundamental Global Equity Fund
Letter to Shareholders (Unaudited) (continued)

When analyzing companies, we measure them against 10 “Confidence Criteria” – 5 Growth Criteria and 5 Quality Criteria. Companies must satisfy all criteria in order to be considered for inclusion in the Guardian Equity Fund. One of these criteria is the existence, and persistence, of a secular industry growth trend. To us, this means that regardless of economic conditions, market volatility, geopolitical risks, or other external factors, the subject company operates in an industry that is growing sustainably at above-average rates for at least the next 5 years. While none of us could have predicted a global pandemic and the resulting social or economic effects, many of these existing trends have rapidly accelerated as a result. For instance, the rapid digitization of our world has only accelerated since COVID-19 lockdowns were first put in place.

The current 25 portfolio holdings are those that the portfolio management team feels best represent its investment philosophy: growth drives returns, quality protects to the downside, and valuation matters. The team has built confidence over an exhaustive research process that these holdings will continue to remain high quality companies capable of sustaining above-average growth well beyond the normal market time horizon. We thank you for your trust as an investor in the Guardian Equity Fund.

Sincerely,

Alta Capital Management, LLC

5

Investment Results (Unaudited)

Average Annual Total Returns(a) as of September 30, 2021

	One Year	Since Inception (12/19/2018)
Alta Quality Growth Fund - Institutional Shares	27.96%	23.94%
S&P 500® Index (b)	30.00%	23.67%
Russell 1000® Growth Index (c)	27.32%	32.04%

Expense Ratios(d)
Institutional Shares
Gross	1.30%
With Applicable Waivers	0.79%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Alta Quality Growth Fund (“Alta Growth Fund”) distributions or the redemption of Alta Growth Fund shares. Current performance of the Alta Growth Fund may be lower or higher than the performance quoted. The Alta Growth Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 957-0681.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Alta Growth Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

(b) The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Alta Growth Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The Russell 1000® Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Alta Growth Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d) The expense ratios are from the Alta Growth Fund’s prospectus dated January 28, 2021. Alta Capital Management, LLC, the Alta Growth Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Alta Growth Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Alta Growth Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.79% of the average daily net assets of the Alta Growth Fund through January 31, 2022 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser. Additional information pertaining to the Alta Growth Fund’s expense ratios as of September 30, 2021, can be found in the financial highlights.

The Alta Growth Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Alta Growth Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Alta Growth Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

6

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Alta Quality Growth Fund - Institutional Shares, the S&P 500® Index and the Russell 1000® Growth Index.

The chart above assumes an initial investment of $10,000 made on December 19, 2018 (commencement of operations) and held through September 30, 2021. THE ALTA GROWTH FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Alta Growth Fund’s distributions or the redemption of the Alta Growth Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Alta Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 957-0681. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Alta Growth Fund before investing. The Alta Growth Fund’s prospectus contains this and other information about the Alta Growth Fund and should be read carefully before investing.

The Alta Growth Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

7

Investment Results (Unaudited) (continued)

Average Annual Total Returns(a) as of September 30, 2021

	One Year	Since Inception (12/19/2019)
Guardian Capital Fundamental Global Equity Fund - Institutional Shares	21.19%	15.31%
MSCI World Index (b)	28.82%	16.88%

Expense Ratios(c)
Institutional Shares
Gross	1.82%
With Applicable Waivers	0.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Guardian Capital Fundamental Global Equity Fund (“Guardian Equity Fund”) distributions or the redemption of Guardian Equity Fund shares. Current performance of the Guardian Equity Fund may be lower or higher than the performance quoted. The Guardian Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 957-0681.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Guardian Equity Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

(b) The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratios are from the Guardian Equity Fund’s prospectus dated January 28, 2021. Alta Capital Management, LLC, the Guardian Equity Fund’s Adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Guardian Equity Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Guardian Equity Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.99% of the average daily net assets of the Guardian Equity Fund through January 31, 2022 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser. Additional information pertaining to the Guardian Equity Fund’s expense ratios as of September 30, 2021, can be found in the financial highlights.

The Guardian Equity Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Guardian Equity Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Guardian Equity Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

8

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Guardian Capital Fundamental Global Equity Fund - Institutional Shares, and the MSCI World Index.

The chart above assumes an initial investment of $10,000 made on December 19, 2019 (commencement of operations) and held through September 30, 2021. THE GUARDIAN EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Guardian Equity Fund’s distributions or the redemption of the Guardian Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Guardian Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 957-0681. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Guardian Equity Fund before investing. The Guardian Equity Fund’s prospectus contains this and other information about the Guardian Equity Fund and should be read carefully before investing.

The Guardian Equity Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

9

Portfolio Illustration (Unaudited)

September 30, 2021

Alta Quality Growth Fund Sector Holdings as of September 30, 2021.*

*	As a percentage of net assets.

10

Portfolio Illustration (Unaudited) (continued)

September 30, 2021

Guardian Capital Fundamental Global Equity Fund Sector Holdings as of
September 30, 2021.*

*	As a percentage of net assets.

Availability of Portfolio Schedules (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Funds’ website at www.altacapitalfunds.com.

11

Alta Quality Growth Fund
Schedule of Investments

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — 98.05%

Communications — 26.65%
Alphabet, Inc., Class A(a)	1,300	$3,475,576
Booking Holdings, Inc.(a)	805	1,910,965
Facebook, Inc., Class A(a)	8,300	2,816,937
Match Group, Inc.(a)	12,050	1,891,730
Take-Two Interactive Software, Inc.(a)	10,700	1,648,549
Walt Disney Co. (The)(a)	12,200	2,063,874
		13,807,631
Consumer Discretionary — 14.07%
Fortune Brands Home & Security, Inc.	8,800	786,896
Home Depot, Inc. (The)	6,200	2,035,212
IAA, Inc.(a)	27,500	1,500,675
TJX Cos., Inc. (The)	21,600	1,425,168
Ulta Beauty, Inc.(a)	4,275	1,542,933
		7,290,884
Financials — 3.51%
Markel Corp.(a)	1,520	1,816,598

Health Care — 12.60%
PerkinElmer, Inc.	9,200	1,594,268
STERIS PLC	7,400	1,511,672
Thermo Fisher Scientific, Inc.	3,450	1,971,089
Zoetis, Inc.	7,480	1,452,167
		6,529,196
Industrials — 4.99%
Amphenol Corp., Class A	21,400	1,567,122
Raytheon Technologies Corp.	11,850	1,018,626
		2,585,748
Materials — 1.94%
Sherwin-Williams Co. (The)	3,600	1,007,028

12	See accompanying notes which are an integral part of these financial statements.

Alta Quality Growth Fund
Schedule of Investments (continued)

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)

Technology — 34.29%
Adobe Systems, Inc.(a)	2,850	$1,640,802
Apple, Inc.	23,280	3,294,120
Broadridge Financial Solutions, Inc.	8,650	1,441,436
Fiserv, Inc.(a)	15,900	1,725,149
MasterCard, Inc., Class A	4,100	1,425,488
Microsoft Corp.	7,900	2,227,168
PayPal Holdings, Inc.(a)	5,850	1,522,229
S&P Global, Inc.	3,225	1,370,270
Visa, Inc., Class A	7,450	1,659,488
Zebra Technologies Corp., Class A(a)	2,820	1,453,484
		17,759,634

Total Common Stocks/Investments — 98.05% (Cost $31,247,729)		50,796,719

Other Assets in Excess of Liabilities — 1.95%		1,008,495

NET ASSETS — 100.00%		$51,805,214

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.	13

Guardian Capital Fundamental Global Equity Fund
Schedule of Investments

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — 98.57%

Communications — 12.76%
Alphabet, Inc., Class A(a)	742	$1,983,752
Booking Holdings, Inc.(a)	764	1,813,637
		3,797,389
Consumer Discretionary — 9.37%
Nike, Inc., Class B	9,792	1,422,092
Yum China Holdings, Inc. (China)	23,505	1,365,876
		2,787,968
Consumer Staples — 13.50%
Colgate-Palmolive Co.	15,593	1,178,519
L’Oréal S.A. (France)	2,247	928,703
Nestle S.A. (Switzerland)	9,096	1,100,114
Reckitt Benckiser Group PLC (United Kingdom)	10,289	808,312
		4,015,648
Financials — 6.72%
CME Group, Inc.	10,344	2,000,323

Health Care — 23.66%
Coloplast A/S - Class B (Denmark)	2,419	379,236
EssilorLuxottica S.A. (France)	10,907	2,090,698
Illumina, Inc.(a)	3,365	1,364,878
Novo Nordisk A/S, Class B (Denmark)	18,142	1,755,968
UnitedHealth Group, Inc.	3,710	1,449,645
		7,040,425
Industrials — 8.57%
FANUC Corp. (Japan)	3,900	860,815
Intertek Group PLC (United Kingdom)	12,455	835,312
Keyence Corp. (Japan)	1,417	853,047
		2,549,174
Materials — 4.90%
Chr. Hansen Holding A/S (Denmark)	10,620	867,456
Novozymes A/S, Class B (Denmark)	8,620	590,772
		1,458,228
Technology — 19.09%
Accenture PLC, Class A (Ireland)	3,026	968,078
Automatic Data Processing, Inc.	4,472	894,042
MarketAxess Holdings, Inc.	3,006	1,264,594
MasterCard, Inc., Class A	4,146	1,441,482
Microsoft Corp.	2,158	608,383
Verisk Analytics, Inc.	2,511	502,878
		5,679,457

Total Common Stocks (Cost $23,926,944)		29,328,612

14	See accompanying notes which are an integral part of these financial statements.

Guardian Capital Fundamental Global Equity Fund
Schedule of Investments (continued)

September 30, 2021

	Shares	Fair Value
MONEY MARKET FUNDS — 1.48%

Morgan Stanley Institutional Liquidity Funds Treasury Portfolio, Institutional Class, 0.01%(b)	440,837	$440,837

Total Money Market Funds (Cost $440,837)		440,837

Total Investments — 100.05% (Cost $24,367,781)		29,769,449

Liabilities in Excess of Other Assets — (0.05)%		(13,438)

NET ASSETS — 100.00%		$29,756,011

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2021.

See accompanying notes which are an integral part of these financial statements.	15

Alta Capital Funds
Statements of Assets and Liabilities

September 30, 2021

	Alta Quality Growth Fund	Guardian Capital Fundamental Global Equity Fund
Assets
Investments in securities at fair value (cost $31,247,729 and $24,367,781)	$50,796,719	$29,769,449
Cash and cash equivalents	998,659	—
Receivable for fund shares sold	39,178	3,000
Receivable for investments sold	—	147,308
Dividends and interest receivable	9,456	20,874
Tax reclaims receivable	—	25,654
Prepaid expenses	9,716	6,588
Total Assets	51,853,728	29,972,873
Liabilities
Payable for investments purchased	—	180,644
Payable to Adviser	17,654	5,727
Payable to Administrator	8,161	6,581
Payable to auditors	15,250	15,250
Other accrued expenses	7,449	8,660
Total Liabilities	48,514	216,862
Net Assets	$51,805,214	$29,756,011
Net Assets consist of:
Paid-in capital	$31,481,701	$23,508,025
Accumulated earnings	20,323,513	6,247,986
Net Assets	$51,805,214	$29,756,011
Institutional Shares:
Net Assets	$51,805,214	$29,756,011
Shares outstanding (unlimited number of shares authorized, no par value)	2,935,807	2,317,225
Net asset value, offering and redemption price per share	$17.65	$12.84

16	See accompanying notes which are an integral part of these financial statements.

Alta Capital Funds
Statements of Operations

For the year ended September 30, 2021

	Alta Quality Growth Fund	Guardian Capital Fundamental Global Equity Fund
Investment Income
Dividend income (net of foreign taxes withheld of $— and $6,615)	$222,049	$330,850
Interest income	86	43
Total investment income	222,135	330,893
Expenses
Adviser	354,180	219,258
Administration	62,435	49,183
Registration	19,686	14,153
Legal	19,042	22,042
Transfer agent	18,000	12,000
Audit and tax preparation	16,210	16,210
Trustee	15,000	15,036
Compliance services	14,000	14,000
Report printing	8,644	6,831
Custodian	6,006	25,190
Pricing	455	1,730
Offering	—	3,076
Miscellaneous	26,064	21,950
Total expenses	559,722	420,659
Fees contractually waived by Adviser	(186,178)	(149,026)
Net operating expenses	373,544	271,633
Net investment income (loss)	(151,409)	59,260
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	1,487,943	1,107,293
Net realized loss on foreign currency transactions	—	(15,080)
Net change in unrealized appreciation of investment securities	9,587,679	3,777,616
Net change in unrealized appreciation on foreign currency translations	—	251
Net realized and change in unrealized gain on investments	11,075,622	4,870,080
Net increase in net assets resulting from operations	$10,924,213	$4,929,340

See accompanying notes which are an integral part of these financial statements.	17

Alta Capital Funds
Statements of Changes in Net Assets

	Alta Quality Growth Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(151,409)	$44,614
Net realized gain (loss) on investment securities transactions	1,487,943	(325,867)
Net change in unrealized appreciation of investment securities	9,587,679	5,244,278
Net increase in net assets resulting from operations	10,924,213	4,963,025
Distributions to Shareholders from:
Earnings	(22,183)	(840,020)
Total distributions	(22,183)	(840,020)
Capital Transactions - Institutional Shares
Proceeds from shares sold	3,619,696	7,483,844
Reinvestment of distributions	17,007	656,317
Amount paid for shares redeemed	(1,223,699)	(1,218,802)
Net increase in net assets resulting from capital transactions	2,413,004	6,921,359
Total Increase in Net Assets	13,315,034	11,044,364
Net Assets
Beginning of year	38,490,180	27,445,816
End of year	$51,805,214	$38,490,180
Share Transactions - Institutional Shares
Shares sold	219,390	650,857
Shares issued in reinvestment of distributions	1,096	50,139
Shares redeemed	(73,135)	(96,144)
Net increase in shares	147,351	604,852

18	See accompanying notes which are an integral part of these financial statements.

Alta Capital Funds
Statements of Changes in Net Assets (continued)

	Guardian Capital Fundamental Global Equity Fund
	For the Year Ended September 30, 2021	For the Period Ended September 30, 2020(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$59,260	$41,174
Net realized gain (loss) on investment securities transactions and foreign currency transactions	1,092,213	(254,238)
Net change in unrealized appreciation of investment securities and foreign currency translations	3,777,867	1,624,081
Net increase in net assets resulting from operations	4,929,340	1,411,017
Distributions to Shareholders from:
Earnings	(67,523)	(35,805)
Total distributions	(67,523)	(35,805)
Capital Transactions - Institutional Shares
Proceeds from shares sold	2,158,637	21,459,478
Reinvestment of distributions	47,507	26,848
Amount paid for shares redeemed	(173,488)	—
Net increase in net assets resulting from capital transactions	2,032,656	21,486,326
Total Increase in Net Assets	6,894,473	22,861,538
Net Assets
Beginning of period	22,861,538	—
End of period	$29,756,011	$22,861,538
Share Transactions - Institutional Shares
Shares sold	174,506	2,149,684
Shares issued in reinvestment of distributions	3,788	2,689
Shares redeemed	(13,442)	—
Net increase in shares	164,852	2,152,373

(a)	For the period December 19, 2019 (commencement of operations) to September 30, 2020.

See accompanying notes which are an integral part of these financial statements.	19

Alta Quality Growth Fund – Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Period Ended September 30, 2019(a)
Net asset value, beginning of period	$13.80	$12.57	$10.00
Investment operations:
Net investment income (loss)	(0.05)	0.02	0.04
Net realized and unrealized gain on investments	3.91	1.59	2.53
Total from investment operations	3.86	1.61	2.57
Distributions from:
Net investment income	(0.01)	(0.05)	—
Net realized gains	—	(0.33)	—
Total from distributions	(0.01)	(0.38)	—
Net asset value, end of period	$17.65	$13.80	$12.57
Total Return(b)	27.96%	12.92%	25.70	%(c)

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$51,805	$38,490	$27,446
Before waiver or recoupment:
Ratio of expenses to average net assets	1.18%	1.30%	1.54	%(d)
After waiver or recoupment:
Ratio of expenses to average net assets	0.79%	0.79%	0.79	%(d)
Ratio of net investment income (loss) to average net assets	(0.32)%	0.14%	0.45	%(d)
Portfolio turnover rate	16%	26%	16	%(c)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Alta Quality Growth Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

20	See accompanying notes which are an integral part of these financial statements.

Guardian Capital Fundamental Global Equity Fund –
Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2021	For the Period Ended September 30, 2020(a)
Net asset value, beginning of period	$10.62	$10.00
Investment operations:
Net investment income	0.03	0.02
Net realized and unrealized gain on investments	2.22	0.62
Total from investment operations	2.25	0.64
Distributions from:
Net investment income	(0.03)	(0.02)
Total from distributions	(0.03)	(0.02)
Net asset value, end of period	$12.84	$10.62
Total Return(b)	21.19%	6.39	%(c)

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$29,756	$22,862
Before waiver or recoupment:
Ratio of expenses to average net assets	1.53%	1.82	%(d)
After waiver or recoupment:
Ratio of expenses to average net assets	0.99%	0.99	%(d)
Ratio of net investment income to average net assets	0.22%	0.26	%(d)
Portfolio turnover rate	14%	10	%(c)

(a)	For the period December 19, 2019 (commencement of operations) to September 30, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Guardian Capital Fundamental Global Equity Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.	21

Alta Capital Funds
Notes to the Financial Statements

September 30, 2021

NOTE 1. ORGANIZATION

The Alta Quality Growth Fund (“Alta Growth Fund”) and Guardian Capital Fundamental Global Equity Fund (“Guardian Equity Fund”) (each a “Fund” and, collectively the “Funds”) were organized as a diversified and non-diversified series, respectively, of Capitol Series Trust (the “Trust”). The Funds are registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds’ investment adviser is Alta Capital Management, LLC (the “Adviser”). GuardCap Asset Management Limited, a U.K.-based affiliate of the Adviser, assists with the portfolio management of the Guardian Equity Fund through a “participating affiliate” arrangement. The investment objective of the Alta Growth Fund is to seek long-term growth of capital with lower than market volatility. The investment objective of the Guardian Equity Fund is to provide long-term capital appreciation.

Each Fund currently offers one class of shares, Institutional Shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Funds and is entitled to such dividends and distributions out of income belonging to the Funds as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign

Alta Capital Funds
Notes to the Financial Statements (continued)

September 30, 2021

exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous two tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Withholding taxes on foreign dividends have been recorded for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Alta Capital Funds
Notes to the Financial Statements (continued)

September 30, 2021

Dividends and Distributions – The Alta Growth Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. The Guardian Equity Fund intends to distribute its net investment income quarterly and its net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

For the fiscal year ended September 30, 2021, the Funds made the following reclassifications to increase (decrease) the components of net assets:

	Paid-In Capital	Accumulated Earnings (Deficit)
Alta Growth Fund	$(34,178)	$34,178
Guardian Equity Fund	(319)	319

Organization and Offering Costs – The Adviser advanced some of the Guardian Equity Fund’s organization and initial offering costs and was subsequently reimbursed by the Guardian Equity Fund. Costs of $13,714 incurred in connection with the offering and initial registration of the Guardian Equity Fund were deferred and were amortized on a straight-line basis over the first twelve months after commencement of operations. As of September 30, 2021, there was $0 in unamortized offering costs remaining in the Guardian Equity Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-

Alta Capital Funds
Notes to the Financial Statements (continued)

September 30, 2021

tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Funds rely on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations or close prices provided by the pricing service and when the market is considered active,

Alta Capital Funds
Notes to the Financial Statements (continued)

September 30, 2021

the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations with the Adviser’s participation, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before each Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

Alta Capital Funds
Notes to the Financial Statements (continued)

September 30, 2021

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2021:

Alta Growth Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$50,796,719	$—	$—	$50,796,719
Total	$50,796,719	$—	$—	$50,796,719

Guardian Equity Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$29,328,612	$—	$—	$29,328,612
Money Market Funds	440,837	—	—	440,837
Total	$29,769,449	$—	$—	$29,769,449

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreements (the “Agreements”), the Adviser manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% and 0.80% of the average daily net assets of the Alta Growth Fund and the Guardian Equity Fund, respectively. For the fiscal year ended September 30, 2021, the Adviser earned fees of $354,180 from the Alta Growth Fund and $219,258 from the Guardian Equity Fund. At September 30, 2021, the Alta Growth Fund and Guardian Equity Fund owed the Adviser $17,654 and $5,727, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of each Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.79% of the Alta Growth Fund’s and 0.99% of the Guardian Equity Fund’s average daily net assets through January 31, 2022 (“Expense Limitation”). During any fiscal year that the Agreements between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver

Alta Capital Funds
Notes to the Financial Statements (continued)

September 30, 2021

or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This Expense Limitation agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time.

As of September 30, 2021, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through	Alta Growth Fund	Guardian Equity Fund
September 30, 2022	$140,982	$—
September 30, 2023	163,191	131,996
September 30, 2024	186,178	149,026

In rendering investment advisory services to the Guardian Equity Fund, the Adviser uses the resources of GuardCap Asset Management Limited (U.K.) (“GuardCap”), a non-US affiliate of the Adviser that is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the terms of a Participating Affiliate Memorandum of Understanding (“MOU”) between the Adviser and GuardCap, GuardCap is considered to be a “Participating Affiliate” of the Adviser, as that term is used in relief granted by the staff of the SEC allowing U.S.-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates, subject to the regulatory supervision of the registered adviser. Under the same MOU, GuardCap and its employees who provide advisory and related services to the Guardian Equity Fund are considered to be “associated persons” of the Adviser, as that term is defined in the Advisers Act, for purposes of the Adviser’s required supervision.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Funds with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended September 30, 2021, fees incurred for administration, fund accounting and transfer agent services, and the amounts due to the Administrator at September 30, 2021 were as follows:

	Alta Growth Fund	Guardian Equity Fund
Administration/fund accounting	$62,435	$49,183
Transfer agent	18,000	12,000
Compliance Services	14,000	14,000
Payable to Administrator	8,161	6,581

Alta Capital Funds
Notes to the Financial Statements (continued)

September 30, 2021

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,000 per Fund and $500 per Fund for each quarterly in-person Board meeting. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of each Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2021, purchases and sales of investment securities, other than short-term investments were as follows:

	Alta Growth Fund	Guardian Equity Fund
Purchases	$8,869,776	$5,779,074
Sales	$7,318,031	$3,809,354

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2021.

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Alta Growth Fund	Guardian Equity Fund
Gross unrealized appreciation	$19,548,990	$5,617,681
Gross unrealized depreciation	—	(231,489)
Net unrealized appreciation/(depreciation) on investments	$19,548,990	$5,386,192
Tax cost of investments	$31,247,729	$24,383,257

Alta Capital Funds
Notes to the Financial Statements (continued)

September 30, 2021

The tax character of distributions paid for the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

	Alta Growth Fund		Guardian Equity Fund
	2021	2020	2021	2020
Distributions paid from:
Ordinary income	$22,182	$840,020	$57,717	$35,805
Long-term capital gains	1	—	9,806	—
Total distributions paid	$22,183	$840,020	$67,523	$35,805

At September 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Alta Growth Fund	Guardian Equity Fund
Undistributed long-term capital gains	$891,754	$861,514
Accumulated capital and other losses	(117,231)	—
Unrealized appreciation on investments(a)	19,548,990	5,386,472
Total accumulated earnings	$20,323,513	$6,247,986

(a)	The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash losses.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Funds fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Alta Growth Fund had a Qualified Late Year Ordinary Loss in the amount of $117,231.

NOTE 7. SECTOR RISK

If the Alta Growth Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Alta Growth Fund than would be the case if the Alta Growth Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Alta Growth Fund and increase the volatility of the Alta Growth Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Alta Growth Fund’s portfolio will be adversely affected. As of September 30, 2021, the Alta Growth Fund had 26.65% and 34.29% of the value of its net assets invested in securities within the Communications and Technology sectors, respectively.

Alta Capital Funds
Notes to the Financial Statements (continued)

September 30, 2021

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. At September 30, 2021, Alexandria Bancorp Limited owned 69.63% and 86.57% of the Alta Growth Fund and the Guardian Equity Fund, respectively. As a result, Alexandria Bancorp Limited may be deemed to control the Funds.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

At a special meeting held on October 14, 2021, the shareholders of the Guardian Equity Fund approved: 1) a new advisory agreement between the Trust and Guardian Capital and 2) a new sub-advisory agreement as it relates to the Guardian Equity Fund between Guardian Capital LP and GuardCap Asset Management Limited. There will be no change in fees payable under these new agreements, nor is it expected that the Guardian Equity Fund will bear any increase in the aggregate amount of other fees or expenses as a result of the adviser transition or sub-adviser appointment.

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Alta Quality Growth Fund and Guardian Capital Fundamental Global Equity Fund and the Board of Trustees of Capitol Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Alta Quality Growth Fund and Guardian Capital Fundamental Global Equity Fund (collectively referred as the “Funds”) (two of the funds constituting Capitol Series Trust (the “Trust”)), including the schedules of investments, as of September 30, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting Capitol Series Trust) at September 30, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Capitol Series Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Alta Quality Growth Fund	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the two years in the period ended September 30, 2021 and the period from December 19, 2018 (commencement of operations) through September 30, 2019
Guardian Capital Fundamental Global Equity Fund	For the year ended September 30, 2021	For the year ended September 30, 2021 and for the period from December 19, 2019 (commencement of operations) through September 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits, we are required to obtain

Report of Independent Registered Public Accounting Firm

(continued)

an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio
November 24, 2021

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period(a)	Annualized Expense Ratio
Alta Quality Growth Fund
Institutional Shares	Actual	$ 1,000.00	$ 1,088.80	$ 4.14	0.79%

	Hypothetical(b)	$ 1,000.00	$ 1,021.11	$ 4.00	0.79%

Guardian Capital Fundamental Global Equity Fund
Institutional Shares	Actual	$ 1,000.00	$ 1,070.70	$ 5.14	0.99%

	Hypothetical(b)	$ 1,000.00	$ 1,020.10	$ 5.01	0.99%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on September 15 and 16, 2021. During the review period, the Funds did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	Alta Quality Growth Fund	Guardian Capital Fundamental Global Equity Fund
Qualified Dividend Income	86%	100%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	Alta Quality Growth Fund	Guardian Capital Fundamental Global Equity Fund
Qualified Business Income	0%	0%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2021 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

	Alta Quality Growth Fund	Guardian Capital Fundamental Global Equity Fund
Dividends Received Deduction	90%	100%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

	Alta Quality Growth Fund	Guardian Capital Fundamental Global Equity Fund
Long-Term Capital Gains Distributions	$1	$9,806

Shareholder Voting Results (Unaudited)

At a meeting of the Board held on June 16 and 17, 2021, the Board and its independent Trustees voting separately, after careful consideration, unanimously voted, in the best interest of Guardian Equity Fund shareholders and subject to shareholder approval, to: (1) appoint Guardian Capital LP to serve as the investment adviser of the Guardian Equity Fund and to assume responsibility for providing the advisory services that Alta Capital Management, LLC currently provides to the Guardian Equity Fund, and to approve the new advisory agreement; and (2) appoint GuardCap Asset Management Limited to serve as the investment sub-adviser of the Guardian Equity Fund and to assume responsibility for providing investment sub-advisory services to the Guardian Equity Fund, and to approve the new sub-advisory agreement. The new advisory agreement and the new sub-advisory agreement was approved by shareholders of the Guardian Equity Fund at a special meeting held on October 14, 2021. The results of votes taken among shareholders on the proposals before them are reported below.

Proposal 1: to approve a new advisory agreement between the Trust and Guardian Capital LP as it relates to the Guardian Equity Fund. Guardian Capital LP is a Toronto, Canada limited partnership which itself is a wholly-owned subsidiary of Guardian Capital Group Limited, a publicly traded firm listed on the Toronto Stock Exchange, and is registered with the SEC as an investment adviser.

	# of Votes	% of Votes
For	2,019,624	100%
Against	—	0%
Abstain	—	0%
Total	2,019,624	100%

Proposal 2: to approve a new investment sub-advisory agreement as it relates to the Guardian Equity Fund between Guardian Capital LP and GuardCap Asset Management Limited, a wholly-owned subsidiary of Guardian Capital LP domiciled in the United Kingdom and registered as an adviser with the SEC.

	# of Votes	% of Votes
For	2,019,624	100%
Against	—	0%
Abstain	—	0%
Total	2,019,624	100%

The investment advisory agreement between Guardian Capital LP and the Trust on behalf of the Guardian Equity Fund and the investment sub-advisory agreement between Guardian Capital LP and GuardCap Asset Management Limited on behalf of the Guardian Equity Fund as contemplated by the Proposals herein are expected to become effective on or about January 28, 2022, concurrently with the timing of the filing of the Guardian Equity Fund’s annual registration statement update. Until the referenced investment advisory agreement and investment sub-advisory agreement become effective, the Guardian Equity Fund will continue to be advised by Alta Capital Management, LLC, a subsidiary of Guardian Capital LP, with London-based GuardCap Asset Management Limited providing portfolio management services to the Guardian Equity Fund through a “participating affiliate” arrangement with Alta Capital Management, LLC.

Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

Guardian Capital Fundamental Global Equity Fund

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on June 16 and 17, 2021, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved for an initial two-year period, subject to approval of the shareholders of the Guardian Capital Fundamental Global Equity Fund (the “Fund”), the following advisory agreements and related arrangements with respect to the Fund, a series of the Trust:

●

An Investment Advisory Agreement between the Trust and Guardian Capital LP (“Guardian”) (the “Investment Advisory Agreement”) to become effective following shareholder approval of the proposed Investment Advisory Agreement at a special meeting of shareholders of the Fund called for that purpose; and

●

An Investment Sub-Advisory Agreement between Guardian and GuardCap Asset Management Limited (“GuardCap”) (the “Sub-Advisory Agreement”) to become effective following shareholder approval of the proposed Sub-Advisory Agreement at a special meeting of shareholders of the Fund called for that purpose.

With respect to the consideration and the approval of the Investment Advisory Agreement with Guardian on behalf of the Guardian Capital Dividend Growth Fund, a series of the Trust wherein Guardian serves as the Adviser, the Board noted that it had approved the continuation of the Investment Advisory Agreement for an additional year at a meeting held on March 17 and 18, 2021, and therefore, was not subject to renewal at this time.

Prior to the meeting, the Board received and considered information from Guardian and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement. (the “Support Materials”). Such information included, but was not limited to: Guardian’s response to counsel’s due diligence letter requesting information relevant to the approval of the Investment Advisory Agreement; GuardCap’s response to counsel’s due diligence letter requesting information relevant to the approval of the Sub-Advisory Agreement; the proposed Expense Limitation Agreement between the Trust and Guardian on behalf of the Fund whereby Guardian contractually agreed to reduce its management fees and, if necessary, reimburse the Fund’s operating expenses through January 31, 2023, as specified in the Expense Limitation Agreement; and certain peer group expense and performance data for comparison purposes (collectively, the “Support Materials”). In addition, at the meeting, representatives of Guardian met with the Board and Counsel to the Independent Trustees by videoconference to discuss the adviser transition from Guardian’s subsidiary, Alta Capital Management, LLC (“Alta”) to Guardian, the Fund’s proposed Investment Advisory Agreement with Guardian, and the proposed Sub-Advisory Agreement between Guardian and GuardCap. Before voting to approve the Investment

Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Advisory Agreement and the Investment Sub-Advisory Agreement as in the best interest of the Fund and its shareholders, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and discussed a memorandum from such counsel discussing the legal standards for the Board’s consideration of the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Board considered substantially the same factors as it considered in initially approving the current Investment Advisory Agreement between Alta and the Trust, which occurred at the Board’s meeting on December 11 and 12, 2019, in addition to new information regarding the adviser transition, peer group expense and performance data provided by Broadridge for comparison purposes through April 30, 2021, performance data for the Fund compared to its benchmark index through April 30, 2021 as provided by Alta, and performance composite data of the Guardian Fundamental Global Equity Composite for various time periods through March 31, 2021 as provided by Guardian. This information formed the primary basis for the Board’s determinations.

Representatives from Guardian met with the Trustees and provided further information, including but not limited to, the services that Guardian proposed to provide to the Fund and the proposed management fee for those services, the proposed sub-advisory fee negotiated between Guardian and GuardCap, each of Guardian’s and GuardCap’s investment philosophy and investment strategy as it relates to the Fund, the portfolio management, research and other resources of GuardCap that will be utilized in the sub-adviser structure, resources available to Guardian and GuardCap to service the Fund, including compliance resources, Guardian’s oversight of GuardCap, the business and marketing strategy for the Fund and Guardian’s fund family overall, other investment strategies managed by each of Guardian and GuardCap, each firm’s ownership structure and financial condition as reflected in its financial statements, and projected profitability and other benefits that Guardian and GuardCap may derive from its relationship to the Fund. This information formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the Investment Advisory Agreement and the Sub-Advisory Agreement, the Trustees reviewed the terms and the form of each agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees received and discussed a memorandum from counsel delineating each Trustee’s duty of care and duty of loyalty obligations and application of the fiduciary duty standards of Section 36(b) of the 1940 Act, all of which govern their consideration of the Investment Advisory Agreement and the Sub-Advisory Agreement. In addition, the memorandum described the various factors that the SEC and U.S. Courts over the years have suggested are appropriate for trustee consideration in the advisory agreement approval process, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited) (continued)

In determining whether to approve the Investment Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (1) the nature, extent, and quality of the services to be provided by Guardian and GuardCap, including performance information; (2) the cost of the services to be provided and the profits to be realized by Guardian and GuardCap from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee and sub-advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Guardian and GuardCap resulting from services to be rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Together with the Support Materials, and after having received and reviewed investment performance, compliance, operating, and distribution reports of the Fund on a quarterly basis since the Fund’s inception, and noting additional discussions with representatives of Alta, Guardian and GuardCap that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the Investment Advisory Agreement and Sub-Advisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement and Sub-Advisory Agreement, which reflected their knowledge of Guardian’s and GuardCap’s proposed services to the Fund. The Trustees also noted the inclusion of comparative fee and performance of the Fund to the World Large Stock Growth Morningstar category and the custom peer group compiled by Broadridge. The Trustees discussed Guardian’s ownership and subsidiary companies and profitability, and noted that the firm was profitable in 2020. The Trustees discussed the growth of assets of the Fund since its inception and Guardian’s continued commitment to promote the Guardian family of funds, including the Fund. The Trustees considered that Guardian had determined that changing the designated and approved adviser from Alta to Guardian would bring multiple benefits to the Fund. Guardian indicated that the realignment of the investment advisory arrangements among the related companies would streamline the marketing of the Fund’s investment strategy presence in the U.S., and noted that currently separate account and model portfolio products are marketed and distributed as “Guardian” products in the U.S. market. It was noted that Guardian’s affiliate, Alta, currently serves as adviser to the Fund, aligned with the Alta Quality Growth Fund for branding purposes. The Trustees noted that in Guardian’s written response, Guardian noted marketing feedback indicating that prospects are less receptive to the current structure as the brand identity is diluted. The Trustees also considered that Guardian believed assuming the role of adviser to the Fund would streamline internal processes such as trading, compliance, finance, and legal oversight. The Trustees considered that the realignment of the investment advisory arrangements would permit a combined prospectus whereby the prospectus and registration statement governing the Fund and the Alta Quality Growth Fund would be

Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited) (continued)

combined with the “Guardian” prospectus that currently contains disclosures related to the Guardian Capital Dividend Growth Fund. It was noted that this would, in turn, harmonize the Guardian family of funds financial reporting, registration statement production, and corporate governance, including the Trustees’ oversight of the operation of the Funds. Further, the Trustees considered the fact that key terms, services, and conditions as outlined in the Investment Advisory Agreement between the Trust and Guardian are substantially similar to those in the current Investment Advisory Agreement with Alta.

Based upon the discussions with representatives of Guardian and GuardCap, and the Support Materials provided, the Board concluded that: (1) the overall arrangements between the Trust and Guardian as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services Guardian will perform, the investment advisory fees that the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment; and (2) the overall arrangements between Guardian and GuardCap as set forth in the Sub-Advisory Agreement are fair and reasonable in light of the services GuardCap will perform, the sub-advisory fees that Guardian will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgement. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement and Sub-Advisory Agreement, respectively, are summarized below.

Nature, Extent and Quality of Services Provided. With respect to the Investment Advisory Agreement, the Trustees considered the scope of services that Guardian will provide under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Guardian effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; (6) performing compliance services on behalf of the Fund; and (7) engaging in marketing activities. The Trustees also noted that the Advisory Agreement permitted some or all of these services to be delegated to a sub-advisor. The Trustees noted no changes to the services that the Fund would receive under the terms of the Investment Advisory Agreement compared to that of the existing advisory relationship with Alta. The Trustees considered Guardian’s capitalization and its assets under management. The Trustees further considered the investment philosophy and investment industry experience of Guardian’s advisory personnel. The Trustees also noted the Fund’s performance compared to its benchmark index, including the fact that the Fund had underperformed its benchmark index for the one-year, year-to-date, and since inception periods ended April 30, 2021. The Trustees also considered the Fund’s performance compared to the World Large Stock Growth Morningstar category and the custom peer group. The Trustees noted that the Fund underperformed both the medians

Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited) (continued)

of the Morningstar category and custom peer group for the one-year and since inception periods ended April 30, 2021. The Trustees further considered Guardian’s discussion and explanation with regard to periods of unfavorable performance, noting that the Fund’s performance covered a relatively short time period marked by significant market volatility, that the Fund had outperformed its Morningstar category and/or its benchmarks across relevant time periods in several quarterly meetings in the preceding year when its performance was reviewed. The Trustees also noted the historical longer term-performance of GuardCap’s composite in this strategy was strong relative to its Morningstar Category and benchmarks. Based upon the foregoing, the Trustees concluded that they are satisfied with the nature, extent, and quality of services that Guardian would provide to the Fund under the Investment Advisory Agreement.

With respect to the Sub-Advisory Agreement, the Trustees noted that the day-to-day investment management services provided by GuardCap-affiliated personnel would continue substantially unchanged. The Trustees considered the scope of services that GuardCap would provide under the Sub-Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets and determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transactions consistent with the Fund’s investment objective and investment policies; (2) placing orders for securities transactions; (3) providing quarterly compliance reports; (4) voting all proxies with respect to the Fund’s portfolio securities and providing assistance to the Trust’s CCO in compiling the proxy voting record for submission to the SEC; (5) providing assistance in the valuation of the portfolio securities of the Fund; (6) recommending brokers for inclusion on an approved broker list for the Fund, subject to approval by the Adviser; (7) conducting in-house proprietary quantitative analysis and fundamental research; and (8) providing marketing support. The Trustees noted no changes to the services that the Fund would receive under the terms of the Sub-Advisory Agreement relative to the services provided pursuant to the Participating Affiliate arrangement currently governing the operation of the Fund. The Trustees considered GuardCap’s capitalization and its assets under management. The Trustees further considered the investment philosophy and investment industry experience of the portfolio managers. Based upon the foregoing, the Trustees concluded that they are satisfied with the nature, extent, and quality of services that GuardCap would provide to the Fund under the Sub-Advisory Agreement.

Cost of Advisory Services and Profitability. With respect to the Investment Advisory Agreement, the Trustees considered the annual management fee that the Fund would pay to Guardian under the Investment Advisory Agreement, as well as Guardian’s projected profitability from the services that it will render to the Fund. The Board noted the overall profitability of Guardian, as reflected in its financial statements. The Trustees noted the financial commitment by Guardian to the Fund pursuant to an Expense Limitation Agreement, and emphasized that Guardian had contractually agreed to reduce its management fees, and if necessary, to reimburse the Fund for its operating expenses, to the

Approval of Investment Advisory Agreement and
Sub-Advisory Agreement (Unaudited) (continued)

extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage fees and commissions, dividend expense on short sales, interest, taxes, and extraordinary expenses) do not exceed the amount specified in the Expense Limitation Agreement through January 31, 2023.

With respect to the Sub-Advisory Agreement, the Trustees considered the proposed annual sub-advisory fee that Guardian would pay to GuardCap pursuant to the Sub-Advisory Agreement, as well as Guardian’s profitability from the services that Guardian and its related companies render to the Fund. The Trustees considered that under the terms of the Sub-Advisory Agreement, GuardCap had agreed to contractually waive 20 basis points of its subadvisor fee until the assets of the Fund reach $100 million. He noted that the services under the existing advisory agreement with Alta were slightly unprofitable during the last fiscal year and were projected to be slightly unprofitable in the current fiscal year and also noted that the realignment of the investment advisory arrangements would not have a material impact on the costs of investment advisory services and projections thereof. The Trustees also noted that, although the overall relationship was projected to be slightly unprofitable to Guardian in the current fiscal year, that the sub-advisory portion of the contract was projected to be profitable to GuardCap.

Comparative Fee and Expense Data. The Trustees noted that the Fund’s contractual management fee paid to the current adviser, Alta, would not change under the proposed advisory relationship with Guardian. The Trustees noted that the Fund’s contractual management fee was higher than the average and median of both the Morningstar peer group and the custom peer group, but not exceedingly so. The Trustees then reviewed the Fund’s gross and net total expense ratios (reflected with and without the effect of fee waivers and expense reimbursements) relative to the custom peer group and the Morningstar category. The Trustees noted that the Fund’s total net expense ratio was higher than the average and median of both the Morningstar peer group and the custom peer group, but not exceedingly so. With regard to the Fund’s gross total expense ratio, the Trustees noted that the Fund’s gross total expense ratio was below the average and above the median reported for the Morningstar peer group category, and above both the average and median reported for the custom peer group. Further, it was noted that the Fund was the smallest of the peer group funds with $15.97 million in average net assets, relative to the Morningstar peer group median of $86.57 million and the custom peer group median of $333.80 million in average net assets. They further considered the fees paid by Guardian’s separately managed accounts and other investment advisory relationships to other accounts with similar investment objectives and strategies to that of the Fund, noting the differences in the services provided to these accounts compared to the services to be provided to the Fund. In particular, they noted that Guardian would perform additional responsibilities with respect to the Fund, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment

Approval of Investment Advisory Agreement and
Sub-Advisory Agreement (Unaudited) (continued)

product to another, the Trustees concluded that Guardian’s advisory fee would be fair and reasonable, and the services provided to the Fund by Guardian and its affiliated companies would continue substantially unchanged.

It was noted that the 15(c) Materials described the sub-advisory fee and contractual expenses of the Fund as compared to those of funds that GuardCap manages across the rest of its business. The Trustees noted that the Fund’s proposed sub-advisory fee is lower than the fee that GuardCap charges to its other subadvised entities or separately managed accounts. While recognizing that it is difficult to compare management fees because the scope of advisory services provided may vary from one investment adviser to another, and from one investment vehicle type to another, the Trustees concluded that GuardCap’s proposed sub advisory fee is reasonable at this time.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, but did not find that any material economies exist at this time, but were satisfied with Guardian’s commitment to the Fund, and also satisfied with Guardian’s projections of future profitability. The Trustees noted Guardian’s view that that due to the Fund’s low net asset total, fee breakpoints are not necessary or appropriate at this time.

The Trustees also considered that the sub-advisory fee to be paid by Guardian to GuardCap pursuant to the Sub-Advisory Agreement does not contain breakpoints and determined that breakpoints are not appropriate at this time. The Trustees noted that the Fund is a fairly young fund with less than three years in operation, and that an increase in assets would mostly likely not decrease the extent of advisory services that Guardian and GuardCap would need to provide to the Fund at the present time. The Trustees concluded that the Fund is not likely to benefit from any economies of scale at this time.

Other Benefits. The Trustees noted that neither Guardian nor GuardCap will utilize soft dollar arrangements with respect to portfolio transactions and will not use affiliated brokers to execute portfolio transactions. The Trustees noted that both Guardian and GuardCap had confirmed that there were no economic or other benefits associated with the selection or use of any particular providers for the Fund’s portfolio. The Trustees concluded that all things considered, Guardian and GuardCap would not receive material additional financial benefits from services rendered to the Fund.

Other Considerations. The Trustees also considered potential conflicts for Guardian and GuardCap with respect to relationships forged with service providers to the Fund. The Trustees noted that both they and Counsel have discussed with representatives of Guardian and GuardCap their duty of loyalty relative to the selection of service providers and the conflicts that could develop relative to any relationship that they may form with a specific service provider. Based on the assurances and representations from each of Guardian and GuardCap, the Trustees concluded that no conflict of interest currently exists that could adversely impact the Fund.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 12 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*

Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013

Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present); Board member, Boys & Girls Club of Coachella (2020 to present).

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.

Trustees and Officers (Unaudited) (continued)

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary M. Morrow Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).

Trustees and Officers (Unaudited) (continued)

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 957-0681 to request a copy of the SAI or to make shareholder inquiries.

FACTS	WHAT DO THE ALTA CAPITAL FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 957-0681

Who we are
Who is providing this notice?	Alta Capital Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do Alta Capital Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do Alta Capital Funds collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Alta Capital Management, LLC, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Alta Capital Funds do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Alta Capital Funds do not jointly market.

Proxy Voting

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (800) 957-0681 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

David James

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Paul F. Leone, Secretary

INVESTMENT ADVISER

Alta Capital Management, LLC

6440 South Wasatch Boulevard, Suite 260

Salt Lake City, Utah 84121

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Alta-AR-21

Fuller & Thaler Behavioral Small-Cap Equity Fund

Fuller & Thaler Behavioral Small-Cap Growth Fund

Fuller & Thaler Behavioral Mid-Cap Value Fund

Fuller & Thaler Behavioral Unconstrained Equity Fund

Fuller & Thaler Behavioral Small-Mid Core Equity Fund

Fuller & Thaler Behavioral Micro-Cap Equity Fund

Annual Report

September 30, 2021

411 Borel Avenue, Suite 300

San Mateo, CA 94402

(888) 912-4562

www.fullerthalerfunds.com

Fuller & Thaler Funds

Shareholder Letter (Unaudited)

September 30, 2021

Dear Shareholders:

As you may know, Fuller & Thaler’s investment process is based on decades of research into behavioral finance. Our very own Dr. Richard Thaler won the 2017 Nobel Prize® in Economics for his research on behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules-of-thumb, and have priorities beyond risk and return. We look for those mistakes. We predict when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity.

There are two kinds of mistakes that produce buying opportunities: over-reaction and under reaction. Other investors may over-react to bad news and losses (e.g., panic). Or investors may underreact to good news (e.g., not pay attention). At the individual stock level, we search for events that suggest this type of investor misbehavior. If these behaviors are present, we then analyze fundamentals. In summary, if an investor mistake is likely and the company has solid fundamentals – we buy the stock.

Our value strategies buy when others have likely over-reacted to bad news. Our growth strategies buy when others have likely under-reacted to good news. Our blend strategies combine both insights.

Our Funds deliver similar risk characteristics to their benchmarks. We believe our behavioral insights provide us with an opportunity to outperform.

Our behavioral process delivers returns primarily through stock selection. In general, we aim to deliver portfolios with similar sector composition and risk characteristics to that of each benchmark, but we will deviate when stock-specific opportunities arise.

For the 12-month period ended September 30, 2021, our Funds performed as follows:

The Institutional Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund returned 49.24% for the year. The Fund outperformed its U.S. small-cap equity benchmark, the Russell 2000® Index (47.68%) by 1.56% over that period. The largest contributors in the Fund during the period were J2 Global (now called Ziff Davis), MasTec, and Jabil, while the largest detractors in the Fund during the period were LHC Group, Amedisys, and Emergent BioSolutions. In terms of sector allocation, the Fund’s underweight to Healthcare helped relative performance, while our cash holdings hurt relative performance. In terms of stock selection, we had relatively weak stock selection among the Consumer Discretionary sector, but strong stock selection among Healthcare, Industrials, and Information Technology.

1

Fuller & Thaler Funds

Shareholder Letter (Unaudited) (continued)

September 30, 2021

The Institutional Shares of the Fuller & Thaler Behavioral Small-Cap Growth Fund returned 56.06% for the year. The Fund outperformed its U.S. small-cap growth benchmark, the Russell 2000® Growth Index (33.27%) by 22.79% over that period. The largest contributors in the Fund during the period were Upstart Holdings, Digital Turbine, Crocs, Kontoor Brands, and Red Rock Resorts. The largest detractors were Sarepta Therapeutics, Tandem Diabetes, Guardent Health, and Grocery Outlet. Stock selection was the largest contributor to returns for the fiscal year with strong stock selection results in the Information Technology, Consumer Discretionary, and Financial sectors.

The Institutional Shares of the Fuller & Thaler Behavioral Mid-Cap Value Fund returned 53.13% for the year. The Fund outperformed its U.S. mid-cap value benchmark, the Russell Midcap® Value Index (42.40%) by 10.73% over that period. The largest contributors in the Fund during the period were Continental Resources, CIT Group, and East West Bancorp; while the largest detractors were Verisk, Dollar General, and O’Reilly Automotive. In terms of sector allocation, the Fund’s overweight to the Financials sector and underweight to Utilities sector were the largest contributors to performance. There were no material detractors from sector weights.

The Institutional Shares of the Fuller & Thaler Behavioral Unconstrained Equity Fund returned 38.90% for the year. The Fund outperformed its U.S. all-cap benchmark, the Russell 3000® Index (31.88%) by 7.02% over that period. The largest contributors in the Fund during the period were Generac Holdings, Fortinet, and Zebra Technologies; while the largest detractors were CMC Materials, Amgen, and Exelixis. In terms of sector allocation, the Fund’s underweight to the Consumer Staples sector was the largest contributor to performance, and the Fund’s underweights to the Energy and Financials sectors were the largest detractors to performance.

The Institutional Shares of Fuller & Thaler Behavioral Small-Mid Core Equity Fund returned 53.10% for the year. The Fund outperformed its U.S. small-mid cap benchmark, the Russell 2500™ Index (45.03%) by 8.07% over that period. The largest contributors in the Fund during the period were Live Oak Bancshares, Generac Holdings, and Western Alliance Bancorp; while the largest detractors were Quidel, CMC Materials, and Exelixis. In terms of sector allocation, the Fund’s overweight to the Financials sector and underweight to Healthcare sector were the largest contributors to performance. There were no material detractors from sector weights.

2

Fuller & Thaler Funds

Shareholder Letter (Unaudited) (continued)

September 30, 2021

The Institutional Shares of Fuller & Thaler Behavioral Micro-Cap Equity Fund returned 94.37% for the year. The Fund outperformed its U.S. micro-cap benchmark, the Russell Microcap® Index (61.07%) by 33.30% over that period. The largest contributors in the Fund during the period were Matador Resources, Magnite, and Grow Generation while the largest detractors to performance were Owen & Minors, Landec, and Carroll’s Restaurant. Stock selection in the Consumer Discretionary, Financial, and Industrial sectors were the largest contributors to performance. The Micro-Cap Equity Fund is greatly impacted by stock selection and sector allocations due to the idiosyncratic characteristics of the asset class. In addition, asset flows in the small-cap equity market can have large disproportional effects on the less liquid securities in the asset class.

Looking forward, we see many opportunities. We believe that our unique, behaviorally driven investment process will continue to identify these opportunities and allow our Funds to outperform both our peers and our benchmark.

Finally, we thank you for your investments in our Funds.

Fuller & Thaler

Nobel Prize® is a trademark of the Nobel Foundation.

3

Investment Results (Unaudited)

Average Annual Total Returns* as of September 30, 2021

	One Year	Three Year	Five Year	Ten Year	Since Inception (12/19/18)
Fuller & Thaler Behavioral Small-Cap Equity Fund
R6 Shares	49.38%	11.80%	14.70%	16.39%
Institutional Shares	49.24%	11.68%	14.58%	16.25%
Investor Shares	48.79%	11.37%	14.30%	16.00%
A Shares
Without Load	48.80%				21.89%
With Load	40.23%				19.32%
C Shares
Without Load	47.97%				21.15%
With Load	47.97%				21.15%
Russell 2000® Index(a)	47.68%	10.54%	13.45%	14.63%	23.67%

	R6 Shares	Institutional Shares	Investor Shares	A Shares	C Shares
Expense Ratio(b)	0.70%	0.80%	1.09%	1.14%	1.70%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”) distributions or the redemption of Small-Cap Equity Fund shares. Current performance of the Small-Cap Equity Fund may be lower or higher than the performance quoted. The Small-Cap Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Small-Cap Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Prior to October 26, 2015, the performance reflected represents that of a series of Allianz Funds Multi-Strategy Trust for which Fuller & Thaler Asset Management, Inc. (the “Adviser”) served as the sole sub-adviser (“the Predecessor Fund”) (see Note 1).

(a)	The Russell 2000® Index (“Russell 2000”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Small-Cap Equity Fund’s portfolio. The Russell 2000 measures the performance of the small-cap segment of the U.S. equity universe and is a subset of the Russell 3000® Index. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

4

Investment Results (Unaudited) (continued)

(b)	The expense ratios are from the Small-Cap Equity Fund’s most recent prospectus dated January 31, 2021, as supplemented May 17, 2021 and August 25, 2021. The Adviser has contractually agreed to waive its management fee and/or reimburse Small-Cap Equity Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80%, 1.25%, 0.99% and 0.80% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2022. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Small-Cap Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Small-Cap Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Small-Cap Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees of the Trust (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Small-Cap Equity Fund’s expense ratios as of September 30, 2021 can be found in the financial highlights.

5

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Small-Cap Equity Fund - R6 Shares and the Russell 2000® Index.

The chart above assumes an initial investment of $1,000,000 made on September 30, 2011 and held through September 30, 2021. THE SMALL-CAP EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Small-Cap Equity Fund’s distributions or the redemption of the Small-Cap Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Small-Cap Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Small-Cap Equity Fund before investing. The Small-Cap Equity Fund’s prospectus contains this and other information about the Small-Cap Equity Fund, and should be read carefully before investing.

Prior to October 26, 2015, the performance reflected represents that of a series of the Allianz Funds Multi-Strategy Trust for which the Adviser served as the sole sub-adviser (see Note 1). Visit www. fullerthalerfunds.com for more current performance information.

The Small-Cap Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

6

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2021

	One Year	Three Year	Since Inception (12/21/17)	Since Inception (12/19/18)
Fuller & Thaler Behavioral Small-Cap Growth Fund
R6 Shares	56.19%	17.68%	23.17%
Institutional Shares	56.06%	17.59%	23.07%
Investor Shares	55.64%	17.28%	22.75%
A Shares
Without Load	55.59%			33.00%
With Load	46.63%			30.19%
C Shares
Without Load	54.78%			32.36%
With Load	54.78%			32.36%
Russell 2000® Growth Index(a)	33.27%	11.70%	13.36%	23.22%

	Expense Ratios(b)
	R6 Shares	Institutional Shares	Investor Shares	A Shares	C Shares
Gross	1.63%	1.71%	1.98%	1.91%	2.62%
With Applicable Waivers	0.90%	0.99%	1.25%	1.30%	1.80%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund”) distributions or the redemption of Small-Cap Growth Fund shares. Current performance of the Small-Cap Growth Fund may be lower or higher than the performance quoted. The Small-Cap Growth Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Small-Cap Growth Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The Russell 2000® Growth Index (“Russell 2000 Growth”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Small-Cap Growth Fund’s portfolio. Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

7

Investment Results (Unaudited) (continued)

(b)	The expense ratios are from the Small-Cap Growth Fund’s most recent prospectus dated January 31, 2021, as supplemented May 17, 2021 and August 25, 2021. The Adviser has contractually agreed to waive its management fee and/or reimburse Small-Cap Growth Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80% 1.25%, 0.99%, and 0.90% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2022. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Small-Cap Growth Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Small-Cap Growth Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Small-Cap Growth Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Small-Cap Growth Fund’s expense ratios as of September 30, 2021 can be found in the financial highlights.

8

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Small-Cap Growth Fund - R6 Shares and the Russell 2000® Growth Index.

The chart above assumes an initial investment of $1,000,000 made on December 21, 2017 (commencement of operations) and held through September 30, 2021. THE SMALL-CAP GROWTH FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Small-Cap Growth Fund’s distributions or the redemption of the Small-Cap Growth Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Small-Cap Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Small-Cap Growth Fund before investing. The Small-Cap Growth Fund’s prospectus contains this and other information about the Small-Cap Growth Fund, and should be read carefully before investing. Visit www.fullerthalerfunds.com for more current performance information.

The Small-Cap Growth Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

9

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2021

	One Year	Three Year	Since Inception (12/21/17)
Fuller & Thaler Behavioral Mid-Cap Value Fund
R6 Shares	53.28%	13.05%	11.05%
Institutional Shares	53.13%	12.93%	10.95%
Investor Shares	52.70%	12.64%	10.65%
Russell Midcap® Value Index(a)	42.40%	10.28%	9.06%

	Expense Ratios(b)
	R6 Shares	Institutional Shares	Investor Shares
Gross	1.39%	1.49%	1.76%
With Applicable Waivers	0.80%	0.90%	1.15%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund”) distributions or the redemption of Mid-Cap Value Fund shares. Current performance of the Mid-Cap Value Fund may be lower or higher than the performance quoted. The Mid-Cap Value Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Mid-Cap Value Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The Russell Midcap® Value Index (“Russell Midcap Value”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Mid-Cap Value Fund’s portfolio. The Russell Midcap Value measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

10

Investment Results (Unaudited) (continued)

(b)	The expense ratios are from the Mid-Cap Value Fund’s most recent prospectus dated January 31, 2021, as supplemented May 17, 2021 and August 25, 2021. The Adviser has contractually agreed to waive its management fee and/or reimburse Mid-Cap Value Fund expenses so that total annual operating expenses do not exceed 1.15%, 0.90%, and 0.80% for Investor Shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2022. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Mid-Cap Value Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Mid-Cap Value Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Mid-Cap Value Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Mid-Cap Value Fund’s expense ratios as of September 30, 2021 can be found in the financial highlights.

11

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Mid- Cap Value Fund - R6 Shares and the Russell Midcap® Value Index.

The chart above assumes an initial investment of $1,000,000 made on December 21, 2017 (commencement of operations) and held through September 30, 2021. THE MID-CAP VALUE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Mid-Cap Value Fund’s distributions or the redemption of the Mid-Cap Value Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Mid-Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Mid-Cap Value Fund before investing. The Mid-Cap Value Fund’s prospectus contains this and other information about the Mid-Cap Value Fund, and should be read carefully before investing. Visit www.fullerthalerfunds.com for more current performance information.

The Mid-Cap Value Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

12

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2021

	One Year	Since Inception (12/26/18)	Since Inception (5/27/21)
Fuller & Thaler Behavioral Unconstrained Equity Fund
R6 Shares	39.01%	26.76%
Institutional Shares	38.90%	26.63%
A Shares
Without Load			0.58%
With Load			-5.19%
C Shares
Without Load			0.42%
With Load			-0.58%
Russell 3000® Index(a)	31.88%	24.98%	2.45%

	Expense Ratios(b)
	R6 Shares	Institutional Shares	A Shares	C Shares
Gross	1.67%	1.77%	2.17%	2.67%
With Applicable Waivers	0.90%	0.99%	1.30%	1.80%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Unconstrained Equity Fund (the “Unconstrained Equity Fund”) distributions or the redemption of Unconstrained Equity Fund shares. Current performance of the Unconstrained Equity Fund may be lower or higher than the performance quoted. The Unconstrained Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912- 4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Unconstrained Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(a)	The Russell 3000® Index (“Russell 3000”) measures the performance of the broad U.S. equity market. The Russell 3000 represents the 3000 largest U.S. publicly traded companies as measured by market capitalization. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

13

Investment Results (Unaudited) (continued)

(b)	The expense ratios are from the Unconstrained Equity Fund’s most recent prospectus dated January 31, 2021, as supplemented May 17, 2021 and August 25, 2021. The Adviser has contractually agreed to waive its management fee and/or reimburse Unconstrained Equity Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80% 0.99% and 0.90% for A shares, C shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2022. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Unconstrained Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Unconstrained Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Unconstrained Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Unconstrained Equity Fund’s expense ratios as of September 30, 2021 can be found in the financial highlights.

14

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Unconstrained Equity Fund - R6 Shares and the Russell 3000® Index.

The chart above assumes an initial investment of $1,000,000 made on December 26, 2018 (commencement of operations) and held through September 30, 2021. THE UNCONSTRAINED EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Unconstrained Equity Fund’s distributions or the redemption of the Unconstrained Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Unconstrained Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Unconstrained Equity Fund before investing. The Unconstrained Equity Fund’s prospectus contains this and other information about the Unconstrained Equity Fund, and should be read carefully before investing. Visit www.fullerthalerfunds.com for more current performance information.

The Unconstrained Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

15

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2021

	One Year	Since Inception (12/26/18)
Fuller & Thaler Behavioral Small-Mid Core Equity Fund
Institutional Shares	53.10%	24.85%
Russell 2500® Index(a)	45.03%	23.04%

Expense Ratios(b) Institutional Shares
Gross	4.09%
With Applicable Waivers	0.95%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Small-Mid Core Equity Fund (the “Small-Mid Core Equity Fund”) distributions or the redemption of Small-Mid Core Equity Fund shares. Current performance of the Small-Mid Core Equity Fund may be lower or higher than the performance quoted. The Small-Mid Core Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Small-Mid Core Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The Russell 2500® Index (“Russell 2500”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Small-Mid Core Equity Fund’s portfolio. The Russell 2500 measures the performance of those Russell 2500 companies with lower price/book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

16

Investment Results (Unaudited) (continued)

(b)	The expense ratios are from the Small-Mid Core Equity Fund’s most recent prospectus dated January 31, 2021, as supplemented May 17, 2021 and August 25, 2021. The Adviser has contractually agreed to waive its management fee and/or reimburse Small-Mid Core Equity Fund expenses so that total annual operating expenses do not exceed 0.95% of the Small-Mid Core Equity Fund’s Institutional Shares average daily net assets through January 31, 2022. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Small-Mid Core Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Small-Mid Core Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Small-Mid Core Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Small-Mid Core Equity Fund’s expense ratios as of September 30, 2021 can be found in the financial highlights.

17

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $100,000 Investment in the Fuller & Thaler Behavioral Small- Mid Core Equity Fund - Institutional Shares and the Russell 2500® Index.

The chart above assumes an initial investment of $100,000 made on December 26, 2018 (commencement of operations) and held through September 30, 2021. THE SMALL-MID CORE EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Small-Mid Core Equity Fund’s distributions or the redemption of the Small-Mid Core Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Small-Mid Core Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Small-Mid Core Equity Fund before investing. The Small-Mid Core Equity Fund’s prospectus contains this and other information about the Small-Mid Core Equity Fund, and should be read carefully before investing. Visit www.fullerthalerfunds.com for more current performance information.

The Small-Mid Core Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

18

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2021

	One Year	Since Inception (12/28/18)
Fuller & Thaler Behavioral Micro-Cap Equity Fund
Institutional Shares	94.37%	24.17%
Russell Microcap® Index(a)	61.07%	24.52%

Expense Ratios(b) Institutional Shares
Gross	4.28%
With Applicable Waivers	1.45%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Micro-Cap Equity Fund (the “Micro-Cap Equity Fund”) distributions or the redemption of Micro-Cap Equity Fund shares. Current performance of the Micro-Cap Equity Fund may be lower or higher than the performance quoted. The Micro-Cap Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Micro-Cap Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The Russell Microcap® Index (“Russell Microcap”) measures the performance of the microcap segment of the U.S. equity market. Russell Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

19

Investment Results (Unaudited) (continued)

(b)	The expense ratios are from the Micro-Cap Equity Fund’s most recent prospectus dated January 31, 2021, as supplemented May 17, 2021 and August 25, 2021. The Adviser has contractually agreed to waive its management fee and/or reimburse Micro-Cap Equity Fund expenses so that total annual operating expenses do not exceed 1.45% of the Micro-Cap Equity Fund’s Institutional Shares average daily net assets through January 31, 2022. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Micro-Cap Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Micro-Cap Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Micro-Cap Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Micro-Cap Equity Fund’s expense ratios as of September 30, 2021 can be found in the financial highlights.

20

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $100,000 Investment in the Fuller & Thaler Behavioral Micro-Cap Equity Fund - Institutional Shares and the Russell Microcap® Index.

The chart above assumes an initial investment of $100,000 made on December 28, 2018 (commencement of operations) and held through September 30, 2021. THE MICRO-CAP EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Micro-Cap Equity Fund’s distributions or the redemption of the Micro-Cap Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Micro-Cap Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Micro-Cap Equity Fund before investing. The Micro-Cap Equity Fund’s prospectus contains this and other information about the Micro-Cap Equity Fund, and should be read carefully before investing. Visit www.fullerthalerfunds.com for more current performance information.

The Micro-Cap Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

21

Portfolio Illustration (Unaudited)

Fuller & Thaler Behavioral Small-Cap Equity Fund Sector Holdings as of September 30, 2021.*

Fuller & Thaler Behavioral Small-Cap Growth Fund Sector Holdings as of September 30, 2021.*

*	As a percentage of net assets.

22

Portfolio Illustration (Unaudited)

Fuller & Thaler Behavioral Mid-Cap Value Fund Sector Holdings as of September 30, 2021.*

Fuller & Thaler Behavioral Unconstrained Equity Fund Sector Holdings as of September 30, 2021.*

*	As a percentage of net assets.

23

Portfolio Illustration (Unaudited)

Fuller & Thaler Behavioral Small-Mid Core Equity Fund Sector Holdings as of September 30, 2021.*

Fuller & Thaler Behavioral Micro-Cap Equity Fund Sector Holdings as of September 30, 2021.*

*	As a percentage of net assets.

24

Availability of Portfolio Schedules (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Funds’ website at www.fullerthalerfunds.com.

25

Fuller & Thaler Behavioral Small-Cap Equity Fund
Schedule of Investments

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — 98.33%
Apparel & Textile Products — 1.74%
Deckers Outdoor Corp.(a)	255,663	$92,089,813
Asset Management — 1.37%
Federated Hermes, Inc., Class B	1,387,607	45,097,227
Stifel Financial Corp.	405,886	27,584,013
		72,681,240
Banking — 9.21%
BancorpSouth Bank	1,807,846	53,837,654
Bank of Hawaii Corp.	732,321	60,174,817
F.N.B. Corp.	5,697,677	66,207,006
Financial Institutions, Inc.	166,962	5,117,385
First Citizens BancShares, Inc., Class A(b)	114,421	96,476,354
First Commonwealth Financial Corp.	1,214,591	16,554,875
First Financial Corp.	307,601	12,934,622
Fulton Financial Corp.	2,443,962	37,343,739
Hilltop Holdings, Inc.	1,402,312	45,813,533
Lakeland Bancorp, Inc.(b)	440,405	7,764,340
Lakeland Financial Corp.	143,748	10,240,608
TowneBank	170,398	5,301,082
TriState Capital Holdings, Inc.(a)	529,435	11,197,550
Washington Federal, Inc.	1,703,815	58,457,893
		487,421,458
Biotech & Pharma — 3.35%
Amphastar Pharmaceuticals, Inc.(a)	372,488	7,080,997
Exelixis, Inc.(a)	2,316,444	48,969,626
United Therapeutics Corp.(a)	656,901	121,250,787
		177,301,410
Chemicals — 1.20%
Avient Corp.	425,670	19,729,805
Stepan Co.	73,952	8,352,139
Valvoline, Inc.	1,132,866	35,322,761
		63,404,705
Commercial Support Services — 5.09%
Clean Harbors, Inc.(a)	279,955	29,078,926
	Shares	Fair Value
Commercial Support Services — (continued)
CRA International, Inc.	73,531	$7,304,570
Deluxe Corp.	184,430	6,619,193
FTI Consulting, Inc.(a)	607,758	81,865,003
H&R Block, Inc.(b)	3,447,000	86,174,999
Kforce, Inc.(b)	221,978	13,238,768
ManpowerGroup, Inc.	243,100	26,322,868
TriNet Group, Inc.(a)	195,650	18,504,577
		269,108,904
Construction Materials — 1.13%
MDU Resources Group, Inc.	2,020,759	59,955,920
Consumer Services — 3.13%
Adtalem Global Education, Inc.(a)	951,947	35,993,116
Perdoceo Education Corp.(a)	1,524,758	16,101,444
Rent-A-Center, Inc.	1,792,928	100,780,484
Stride, Inc.(a)(b)	348,864	12,538,172
		165,413,216
Containers & Packaging — 0.81%
Graphic Packaging Holding Co.	2,253,300	42,902,832
Electric Utilities — 1.10%
Otter Tail Corp.(b)	322,312	18,039,803
Portland General Electric Co.	850,821	39,980,079
		58,019,882
Electrical Equipment — 1.64%
Acuity Brands, Inc.	201,858	34,996,121
Atkore, Inc.(a)	592,722	51,519,397
		86,515,518
Engineering & Construction — 5.72%
Comfort Systems USA, Inc.	572,135	40,804,668
EMCOR Group, Inc.	1,178,656	135,993,330
MasTec, Inc.(a)(b)	755,537	65,187,732
Primoris Services Corp.	1,111,701	27,225,557
TopBuild Corp.(a)	162,301	33,240,868
		302,452,155
Food — 0.49%
Simply Good Foods Co. (The)(a)(b)	750,993	25,901,749
Forestry, Paper & Wood Products — 1.99%
Louisiana-Pacific Corp.	1,704,129	104,582,396

26	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund

Schedule of Investments (continued)

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)
Gas & Water Utilities — 0.73%
ONE Gas, Inc.	172,583	$10,936,585
Southwest Gas Holdings, Inc.	412,904	27,615,019
		38,551,604
Health Care Facilities & Services — 5.26%
Amedisys, Inc.(a)	92,813	13,838,418
Chemed Corp.	71,030	33,037,474
LHC Group, Inc.(a)	245,108	38,459,896
Medpace Holdings, Inc.(a)	449,064	84,998,834
Select Medical Holdings Corp.(b)	2,007,289	72,603,643
Syneos Health, Inc., Class A(a)	399,077	34,911,256
		277,849,521
Home Construction — 3.13%
KB Home	1,019,531	39,680,147
Masonite International Corp.(a)	555,541	58,959,566
Meritage Homes Corp.(a)	690,900	67,017,300
		165,657,013
Household Products — 0.79%
Helen of Troy Ltd.(a)	185,622	41,705,551
Industrial Support Services — 0.71%
Applied Industrial Technologies, Inc.	417,185	37,600,884
Institutional Financial Services — 1.67%
Evercore, Inc., Class A	241,300	32,254,571
Jefferies Financial Group, Inc.	1,502,547	55,789,570
		88,044,141
Insurance — 4.54%
Hanover Insurance Group, Inc.	684,599	88,737,722
Kemper Corp.(b)	1,309,835	87,483,880
Primerica, Inc.	413,808	63,573,323
		239,794,925
Leisure Products — 0.16%
Johnson Outdoors, Inc., Class A	80,706	8,538,695
Machinery — 1.65%
Crane Co.	282,252	26,760,312
Regal Beloit Corp.	400,801	60,256,422
		87,016,734
	Shares	Fair Value
Medical Equipment & Devices — 5.69%
Bruker Corp.	1,893,013	$147,844,316
Globus Medical, Inc., Class A(a)	268,699	20,587,717
Integer Holdings Corp.(a)	758,062	67,725,259
Integra LifeSciences Holdings Corp.(a)(b)	557,300	38,163,904
Meridian Bioscience, Inc.(a)	179,905	3,461,372
Merit Medical Systems, Inc.(a)	323,965	23,260,687
		301,043,255
Oil & Gas Producers — 1.26%
Murphy USA, Inc.	397,982	66,566,469
Publishing & Broadcasting — 2.54%
Gray Television, Inc.	2,842,333	64,862,039
Nexstar Media Group, Inc., Class A	455,475	69,213,981
		134,076,020
Real Estate — 2.42%
Apple Hospitality REIT, Inc.	2,430,237	38,227,628
City Office, Inc.	1,939,445	34,638,488
Industrial Logistics Properties Trust	367,795	9,345,671
Office Properties Income Trust	434,512	11,006,189
Piedmont Office Realty Trust, Inc., Class A	1,992,933	34,736,822
		127,954,798
Real Estate Services — 0.04%
RMR Group, Inc. (The), Class A	60,515	2,024,227
Retail - Discretionary — 4.91%
Builders FirstSource, Inc.(a)	1,879,854	97,263,645
MarineMax, Inc.(a)(b)	510,196	24,754,710
Qurate Retail Group, Inc. QV Group, Series A(b)	226,721	2,310,287
Signet Jewelers Ltd.	549,463	43,385,598
Sleep Number Corp.(a)	708,216	66,204,032
Zumiez, Inc.(a)(b)	639,862	25,440,913
		259,359,185
Semiconductors — 3.22%
Amkor Technology, Inc.	4,735,753	118,157,037

See accompanying notes which are an integral part of these financial statements.	27

Fuller & Thaler Behavioral Small-Cap Equity Fund

Schedule of Investments (continued)

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)
Semiconductors — (continued)
Cirrus Logic, Inc.(a)	206,586	$17,012,357
Diodes, Inc.(a)	147,505	13,362,478
FormFactor, Inc.(a)	588,035	21,951,347
		170,483,219
Software — 5.97%
Concentrix Corp.(a)	554,620	98,167,740
j2 Global, Inc.(a)	1,213,121	165,736,590
Progress Software Corp.	1,049,178	51,609,066
		315,513,396
Specialty Finance — 0.65%
Stewart Information Services Corp.	540,679	34,203,354
Steel — 1.08%
Commercial Metals Co.	1,881,312	57,304,764
Technology Hardware — 6.70%
Avnet, Inc.	755,997	27,949,209
Jabil, Inc.	3,386,338	197,660,548
NETGEAR, Inc.(a)	625,379	19,955,844
Sanmina Corp.(a)	1,785,024	68,794,825
SYNNEX Corp.	378,255	39,376,346
		353,736,772
Technology Services — 4.75%
CSG Systems International, Inc.	1,035,704	49,920,933
EVERTEC, Inc.	876,147	40,057,441
ExlService Holdings, Inc.(a)	311,358	38,334,397
Insight Enterprises, Inc.(a)	179,626	16,180,710
ManTech International Corp., Class A	340,372	25,841,042
Science Applications International Corp.	558,897	47,819,227
TTEC Holdings, Inc.	353,820	33,092,785
		251,246,535
Transportation & Logistics — 2.49%
Costamare, Inc.(b)	506,030	7,838,405
Hub Group, Inc., Class A(a)	318,800	21,917,500
Landstar System, Inc.	647,000	102,109,540
		131,865,445
Total Common Stocks
(Cost $3,886,177,260)		5,197,887,705
	Shares	Fair Value
COLLATERAL FOR SECURITIES LOANED — 0.14%
Securities Lending Fund II, LLC, 0.10% (c)(d)	7,310,905	$7,310,905
Total Collateral for Securities Loaned
(Cost $7,310,905)		7,310,905
MONEY MARKET FUNDS - 1.02%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(c)	53,956,768	53,956,768
Total Money Market Funds
(Cost $53,956,768)		53,956,768
Total Investments — 99.49%
(Cost $3,947,444,933)		5,259,155,378
Other Assets in Excess of Liabilities — 0.51%		27,201,465
NET ASSETS — 100.00%		$5,286,356,843

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2021. The total value of securities on loan as of September 30, 2021 was $6,989,620.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2021.

(d)	The Securities Lending Fund II, LLC is not registered under the 1940 Act, pursuant to the exception available under Section 3(c)(7) of the 1940 Act.

28	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund

Schedule of Investments

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — 97.80%
Aerospace & Defense — 1.56%
Kratos Defense & Security Solutions, Inc.(a)	80,000	$1,784,800
Apparel & Textile Products — 3.85%
Crocs, Inc.(a)(b)	19,600	2,812,208
Kontoor Brands, Inc.(b)	32,000	1,598,400
		4,410,608
Biotech & Pharma — 1.57%
Halozyme Therapeutics, Inc.(a)(b)	44,325	1,803,141
Consumer Services — 1.47%
Stride, Inc.(a)	46,945	1,687,203
E-Commerce Discretionary — 1.57%
Revolve Group, Inc.,
Class A(a)	29,125	1,799,051
Electrical Equipment — 4.82%
Acuity Brands, Inc.	12,400	2,149,788
Atkore, Inc.(a)	23,600	2,051,312
SMART Global Holdings, Inc.(a)(b)	29,640	1,318,980
		5,520,080
Food — 3.31%
BellRing Brands, Inc., Class A(a)(b)	54,050	1,662,038
Darling Ingredients, Inc.(a)	29,575	2,126,442
		3,788,480
Home Construction — 1.43%
Century Communities, Inc.	26,600	1,634,570
Internet Media & Services — 1.89%
Cargurus, Inc.(a)	69,050	2,168,861
Leisure Facilities & Services — 12.68%
Everi Holdings, Inc.(a)	105,120	2,541,802
Papa John’s International, Inc.	19,600	2,489,004
Red Rock Resorts, Inc., Class A	48,200	2,468,804
Scientific Games Corp.(a)(b)	32,000	2,658,241
	Shares	Fair Value
Leisure Facilities & Services — (continued)
SeaWorld Entertainment, Inc.(a)(b)	44,000	$2,434,080
Wendy’s Co. (The)(b)	88,400	1,916,512
		14,508,443
Leisure Products — 2.01%
Axon Enterprise, Inc.(a)	13,165	2,304,138
Life Sciences Tools & Services — 2.44%
Repligen Corp.(a)	9,650	2,788,754
Medical Equipment & Devices — 5.82%
Envista Holdings Corp.(a)	54,800	2,291,188
Merit Medical Systems, Inc.(a)	30,900	2,218,620
Natera, Inc.(a)	19,300	2,150,792
		6,660,600
Publishing & Broadcasting — 2.25%
Meredith Corp.	46,169	2,571,613
Real Estate Services — 3.53%
eXp World Holdings, Inc.(b)	50,805	2,020,515
Newmark Group, Inc., Class A	141,419	2,023,706
		4,044,221
Retail - Discretionary — 6.18%
Abercrombie & Fitch Co., Class A	53,125	1,999,094
Children’s Place, Inc. (The)	20,925	1,574,816
Hibbett, Inc.	18,900	1,336,986
RH(a)	3,255	2,170,791
		7,081,687
Semiconductors — 10.33%
Ambarella, Inc.(a)	16,900	2,632,006
Kulicke & Soffa Industries, Inc.	32,800	1,911,584
MaxLinear, Inc.(a)	39,513	1,946,015
Power Integrations, Inc.	21,815	2,159,467
Synaptics, Inc.(a)	17,700	3,181,220
		11,830,292

See accompanying notes which are an integral part of these financial statements.	29

Fuller & Thaler Behavioral Small-Cap Growth Fund

Schedule of Investments (continued)

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)
Software — 16.99%
Cerence, Inc.(a)	21,800	$2,095,198
j2 Global, Inc.(a)	17,700	2,418,174
Mimecast Ltd.(a)(b)	40,283	2,561,999
Omnicell, Inc.(a)	16,600	2,463,938
Schrodinger, Inc.(a)	39,500	2,159,860
Upstart Holdings, Inc.(a)	14,800	4,683,311
Workiva, Inc., Class A(a)	21,774	3,069,263
		19,451,743
Specialty Finance — 1.95%
LendingClub Corp.(a)(b)	79,200	2,236,608
Technology Hardware — 5.89%
3D Systems Corp.(a)	82,475	2,273,836
Digital Turbine, Inc.(a)	40,280	2,769,250
Pure Storage, Inc., Class A(a)	67,600	1,700,816
		6,743,902
Technology Services — 1.97%
LiveRamp Holdings, Inc.(a)	47,785	2,256,886
Transportation & Logistics — 4.29%
Atlas Air Worldwide Holdings, Inc.(a)	34,250	2,797,540
Copa Holdings, S.A., Class A	26,045	2,119,542
		4,917,082
Total Common Stocks
(Cost $84,186,220)		111,992,763
COLLATERAL FOR SECURITIES LOANED — 4.96%
Securities Lending Fund II, LLC, 0.10% (c)(d)	5,684,825	5,684,825
Total Collateral for Securities Loaned
(Cost $5,684,825)		5,684,825
Total Investments — 102.76%
(Cost $89,871,045)		117,677,588
	Shares	Fair Value
Liabilities in Excess of Other
Assets — (2.76)%		(3,165,609)
NET ASSETS — 100.00%		$114,511,979

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2021. The total value of securities on loan as of September 30, 2021was $5,461,682.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2021.

(d)	The Securities Lending Fund II, LLC is not registered under the 1940 Act, pursuant to the exception available under Section 3(c)(7) of the 1940 Act.

30	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund

Schedule of Investments

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — 98.85%
Aerospace & Defense — 2.12%
Howmet Aerospace, Inc.	126,820	$3,956,784
Banking — 16.29%
CIT Group, Inc.	54,370	2,824,522
Commerce Bancshares, Inc.	34,018	2,370,374
East West Bancorp, Inc.	39,225	3,041,507
First Horizon National Corp.	263,660	4,295,021
Huntington Bancshares, Inc.	383,759	5,932,920
KeyCorp	243,925	5,273,659
M&T Bank Corp.	15,760	2,353,598
Wells Fargo & Co.	94,060	4,365,325
		30,456,926
Chemicals — 5.44%
Celanese Corp.	20,225	3,046,694
Olin Corp.	99,665	4,808,836
Sherwin-Williams Co. (The)	8,264	2,311,689
		10,167,219
Commercial Support Services — 5.72%
Aramark	133,475	4,385,988
Brink’s Co. (The)	54,585	3,455,230
Republic Services, Inc.	23,895	2,868,834
		10,710,052
Containers & Packaging — 12.31%
Berry Plastics Group, Inc.(a)	98,660	6,006,421
Crown Holdings, Inc.	59,380	5,984,316
Graphic Packaging Holding Co.	328,960	6,263,399
WestRock Co.	96,035	4,785,424
		23,039,560
Electric Utilities — 4.85%
Alliant Energy Corp.	27,310	1,528,814
CenterPoint Energy, Inc.	156,645	3,853,467
CMS Energy Corp.	19,100	1,140,843
Edison International	20,425	1,132,975
	Shares	Fair Value
Electric Utilities — (continued)
Pinnacle West Capital Corp.	19,515	$1,412,105
		9,068,204
Electrical Equipment — 2.86%
AMETEK, Inc.	17,165	2,128,632
Johnson Controls International PLC(b)	26,715	1,818,757
Roper Technologies, Inc.	3,175	1,416,463
		5,363,852
Food — 1.47%
Ingredion, Inc.	20,005	1,780,646
J.M. Smucker Co. (The)(b)	8,015	962,040
		2,742,686
Gas & Water Utilities — 1.83%
Atmos Energy Corp.	38,825	3,424,365
Health Care Facilities & Services — 3.18%
Centene Corp.(a)	19,900	1,239,969
Henry Schein, Inc.(a)	22,505	1,713,981
Laboratory Corp. of America Holdings(a)	10,670	3,002,965
		5,956,915
Home & Office Products — 1.43%
Newell Brands, Inc.	120,511	2,668,114
Home Construction — 1.27%
Mohawk Industries, Inc.(a)	13,430	2,382,482
Industrial Support Services — 1.96%
AMERCO(b)	5,665	3,659,760
Insurance — 3.83%
Everest Re Group Ltd.	8,810	2,209,372
Globe Life, Inc.	15,500	1,379,965
Markel Corp.(a)	2,995	3,579,414
		7,168,751
Leisure Facilities & Services — 0.84%
Live Nation Entertainment, Inc.(a)	17,220	1,569,259
Machinery — 1.93%
Donaldson Co., Inc.	28,750	1,650,538

See accompanying notes which are an integral part of these financial statements.	31

Fuller & Thaler Behavioral Mid-Cap Value Fund

Schedule of Investments (continued)

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)
Machinery — (continued)
Snap-on, Inc.	9,370	$1,957,861
		3,608,399
Metals & Mining — 0.39%
Arconic Corp.(a)	23,067	727,533
Oil & Gas Producers — 5.47%
Cheniere Energy, Inc.(a)	27,480	2,683,972
Continental Resources, Inc.(b)	66,815	3,083,512
Devon Energy Corp.	74,700	2,652,597
Pioneer Natural Resources Co.	10,885	1,812,461
		10,232,542
Real Estate — 7.05%
American Tower Corp.	12,410	3,293,738
Brixmor Property Group, Inc.	172,350	3,810,659
Public Storage Simon	6,930	2,058,903
Property Group, Inc.	16,730	2,174,398
WP Carey, Inc.	25,355	1,851,929
		13,189,627
Retail - Consumer Staples — 3.28%
Dollar General Corp.	8,820	1,871,075
Dollar Tree, Inc.(a)	44,600	4,269,111
		6,140,186
Retail - Discretionary — 4.76%
Advance Auto Parts, Inc.	7,385	1,542,653
CarMax, Inc.(a)	24,440	3,127,342
O’Reilly Automotive, Inc.(a)	6,920	4,228,534
		8,898,529
Specialty Finance — 2.71%
Synchrony Financial	103,565	5,062,257
Technology Hardware — 2.37%
CommScope Holding Co., Inc.(a)	137,590	1,869,848
NCR Corp.(a)(b)	66,340	2,571,339
		4,441,187
	Shares	Fair Value
Technology Services — 5.49%
Amdocs Ltd.	31,095	$2,354,202
Dun & Bradstreet Holdngs, Inc.(a)	264,200	4,441,203
Nielsen Holdings PLC	46,255	887,633
Verisk Analytics, Inc.	12,920	2,587,488
		10,270,526
Total Common Stocks
(Cost $168,450,286)		184,905,715
COLLATERAL FOR SECURITIES LOANED — 2.02%
Securities Lending Fund II, LLC, 0.10% (c)(d)	3,776,230	3,776,230
Total Collateral for Securities Loaned
(Cost $3,776,230)		3,776,230
Total Investments — 100.87%
(Cost $172,226,516)		188,681,945
Liabilities in Excess of Other Assets — (0.87)%		(1,620,021)
NET ASSETS — 100.00%		$187,061,924

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2021. The total value of securities on loan as of September 30, 2021 was $3,603,182.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2021.
(d)	The Securities Lending Fund II, LLC is not registered under the 1940 Act, pursuant to the exception available under Section 3(c)(7) of the 1940 Act.

32	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund

Schedule of Investments

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — 94.59%
Automotive — 1.50%
Cooper-Standard Holding, Inc.(a)	54,000	$1,183,140
Biotech & Pharma — 5.15%
Amgen, Inc.	8,555	1,819,221
Exelixis, Inc.(a)	106,190	2,244,856
		4,064,077
Chemicals — 3.37%
Ecolab, Inc.	12,746	2,659,071
Commercial Support Services — 4.87%
Cintas Corp.	10,090	3,840,859
E-Commerce Discretionary — 6.01%
eBay, Inc.	68,065	4,742,089
Electrical Equipment — 7.97%
Generac Holdings, Inc.(a)	15,405	6,295,561
Internet Media & Services — 2.08%
VeriSign, Inc.(a)	7,990	1,638,030
Leisure Facilities & Services — 3.95%
Yum China Holdings, Inc.	53,615	3,115,568
Machinery — 4.01%
Parker-Hannifin Corp.	11,300	3,159,706
Medical Equipment & Devices — 4.68%
Waters Corp.(a)	10,325	3,689,123
Publishing & Broadcasting — 3.29%
Liberty Media Corp.- Liberty Sirius XM, Class C(a)	54,751	2,599,030
Retail - Consumer Staples — 4.38%
Dollar General Corp.	16,295	3,456,821
Retail - Discretionary — 7.25%
O’Reilly Automotive, Inc.(a)	5,080	3,104,184
Ross Stores, Inc.	24,020	2,614,577
		5,718,761
Semiconductors — 8.06%
Lam Research Corp.	6,360	3,619,794
	Shares	Fair Value
Semiconductors — (continued)
Teradyne, Inc.	25,050	$2,734,709
		6,354,503
Software — 6.74%
Fortinet, Inc.(a)	18,220	5,320,969
Specialty Finance — 9.64%
Capital One Financial Corp.	21,910	3,548,763
Synchrony Financial	82,960	4,055,085
		7,603,848
Technology Hardware — 4.65%
Zebra Technologies Corp., Class A(a)	7,120	3,669,790
Transportation & Logistics — 2.99%
Union Pacific Corp.	12,035	2,358,980
Transportation Equipment — 4.00%
Allison Transmission Holdings, Inc.	89,250	3,152,310
Total Common Stocks/ Investments — 94.59%
(Cost $55,728,307)		74,622,236
Other Assets in Excess of Liabilities — 5.41%		4,271,408
NET ASSETS — 100.00%		$78,893,644

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.	33

Fuller & Thaler Behavioral Small-Mid Core Equity Fund

Schedule of Investments

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — 94.13%
Apparel & Textile Products — 1.10%
Carter’s, Inc.	580	$56,399
Automotive — 0.31%
Cooper-Standard Holding, Inc.(a)	735	16,104
Banking — 12.03%
First Citizens BancShares, Inc., Class A	125	105,396
Live Oak Bancshares, Inc.	2,825	179,755
PacWest BanCorp	1,835	83,162
Sterling Bancorp	4,425	110,448
Western Alliance Bancorp	1,295	140,922
		619,683
Biotech & Pharma — 2.08%
Exelixis, Inc.(a)	5,070	107,180
Chemicals — 4.55%
Huntsman Corp.	4,625	136,855
Orion Engineered Carbons SA	5,345	97,439
		234,294
Electrical Equipment — 7.16%
Advanced Energy Industries, Inc.	1,385	121,534
Generac Holdings, Inc.(a)	605	247,246
		368,780
Entertainment Content — 2.27%
Sciplay Corp.(a)	5,640	116,692
Food — 2.20%
Lancaster Colony Corp.	670	113,103
Health Care Facilities & Services — 1.99%
Universal Health Services, Inc., Class B	740	102,394
Home & Office Products — 1.99%
Leggett & Platt, Inc.	2,290	102,684
Home Construction — 1.96%
PulteGroup, Inc.	2,195	100,794
	Shares	Fair Value
Insurance — 4.73%
Brown & Brown, Inc.	1,100	$60,995
Mercury General Corp.	1,285	71,535
Old Republic International Corp.	1,835	42,444
Voya Financial, Inc.	1,115	68,450
		243,424
Leisure Facilities & Services — 4.36%
Carnival Corp.	1,465	36,640
Darden Restaurants, Inc.	480	72,705
Ruth’s Hospitality Group, Inc.	3,345	69,275
Yum China Holdings, Inc.	790	45,907
		224,527
Machinery — 3.07%
Hillenbrand, Inc.	2,105	89,778
Oshkosh Corp.	665	68,076
		157,854
Medical Equipment & Devices — 5.54%
Dentsply Sirona, Inc.	1,705	98,975
Quidel Corp.(a)	345	48,697
Waters Corp.(a)	385	137,560
		285,232
Oil & Gas Producers — 1.75%
Devon Energy Corp.	2,544	90,337
Real Estate — 7.07%
American Assets Trust, Inc.	1,615	60,433
Gaming and Leisure Properties, Inc.	2,979	137,988
SITE Centers Corp.	3,295	50,875
STORE Capital Corp.	3,575	114,507
		363,803
Retail - Discretionary — 2.62%
Advance Auto Parts, Inc.	645	134,734
Semiconductors — 6.74%
Cirrus Logic, Inc.(a)	975	80,291
Power Integrations, Inc.	1,805	178,676

34	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund

Schedule of Investments (continued)

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)
Semiconductors — (continued)
Teradyne, Inc.	810	$88,428
		347,395
Software — 5.42%
Concentrix Corp.(a)	635	112,395
Fortinet, Inc.(a)	200	58,408
Verra Mobility Corp.(a)	7,210	108,655
		279,458
Specialty Finance — 1.27%
Synchrony Financial	1,340	65,499
Steel — 1.94%
Steel Dynamics, Inc.	1,705	99,708
Technology Hardware — 3.75%
F5 Networks, Inc.(a)	340	67,585
SYNNEX Corp.	635	66,104
Zebra Technologies Corp., Class A(a)	115	59,273
		192,962
Technology Services — 2.80%
Leidos Holdings, Inc.	625	60,081
Science Applications International Corp.	980	83,849
		143,930
Transportation & Logistics — 2.99%
Alaska Air Group, Inc.	850	49,810
Kansas City Southern	385	104,196
		154,006
Transportation Equipment — 0.88%
Allison Transmission Holdings, Inc.	1,285	45,386
Wholesale - Discretionary — 1.56%
Pool Corp.	185	80,366
Total Common Stocks/ Investments — 94.13%
(Cost $3,224,138)		4,846,728
Other Assets in Excess of Liabilities — 5.87%		302,273
NET ASSETS — 100.00%		$5,149,001

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.	35

Fuller & Thaler Behavioral Micro-Cap Equity Fund

Schedule of Investments

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — 96.78%
Advertising & Marketing — 2.05%
Magnite, Inc.(a)	10,025	$280,700
Apparel & Textile Products — 2.08%
Fossil Group, Inc.(a)	9,300	110,205
Rocky Brands, Inc.	3,660	174,253
		284,458
Asset Management — 4.66%
B. Riley Financial, Inc.	7,466	440,792
WisdomTree Investments, Inc.	34,880	197,770
		638,562
Biotech & Pharma — 1.07%
DermTech, Inc.(a)	4,569	146,711
Commercial Support Services — 2.33%
Quad Graphics, Inc., Class A(a)	28,755	122,209
R.R. Donnelley & Sons Co.	38,395	197,350
		319,559
Containers & Packaging — 1.45%
Myers Industries, Inc.	10,150	198,636
Electrical Equipment — 1.25%
Babcock & Wilcox Enterprises, Inc.(a)	26,775	171,628
Food — 1.68%
Landec Corp.(a)	17,450	160,889
Limoneira Co.(a)	4,300	69,531
		230,420
Forestry, Paper & Wood Products — 2.79%
Verso Corp., Class A	18,389	381,573
Health Care Facilities & Services — 3.74%
Enzo Biochem, Inc.(a)	64,975	230,011
Evofem Biosciences, Inc.(a)(b)	74,500	55,026
Owens & Minor, Inc.	7,235	226,383
		511,420
Home & Office Products — 1.22%
Acco Brands Corp.	19,410	166,732
Home Construction — 5.11%
Caesarstone Ltd.	11,871	147,438
Cornerstone Building Brands, Inc.(a)(b)	13,276	193,962
Hovnanian Enterprises, Inc.(a)	3,720	358,571
		699,971
	Shares	Fair Value
Industrial Support Services — 1.15%
Titan Machinery, Inc.(a)	6,080	$157,533
Internet Media & Services — 2.85%
Cars.com, Inc.(a)	12,134	153,495
Groupon, Inc.(a)(b)	4,145	94,547
LiveXLive Media, Inc.(a)	47,730	142,713
		390,755
Leisure Facilities & Services — 6.41%
Carrols Restaurant Group, Inc.(a)	27,731	101,495
Century Casinos, Inc.(a)	18,550	249,868
Del Taco Restaurants, Inc.(a)	11,887	103,774
Drive Shack, Inc.(a)	47,347	133,045
Fiesta Restaurant Group, Inc.(a)	11,155	122,259
Monarch Casino & Resort, Inc.(a)	2,500	167,475
		877,916
Medical Equipment & Devices — 2.24%
Cutera, Inc.(a)	5,450	253,970
Surgalign Holdings, Inc.(a)	48,800	53,192
		307,162
Oil & Gas Producers — 6.63%
Matador Resources Co.	16,685	634,698
TravelCenters of America, Inc.(a)	5,500	273,845
		908,543
Oil & Gas Services & Equipment — 2.45%
Exterran Corp.(a)	39,700	176,268
Newpark Resources, Inc.(a)	48,250	159,225
		335,493
Publishing & Broadcasting — 1.59%
Townsquare Media, Inc., Class A(a)	16,625	217,289
Renewable Energy — 1.63%
Green Plains, Inc.(a)(b)	6,825	222,836
Retail - Discretionary — 12.94%
Barnes & Noble Education, Inc.(a)(b)	30,350	303,196
Big 5 Sporting Goods Corp.(b)	9,940	229,018
Boot Barn Holdings, Inc.(a)	2,704	240,304

36	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Micro-Cap Equity Fund

Schedule of Investments (continued)

September 30, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)
Retail - Discretionary — (continued)
Destination XL Group, Inc.(a)	20,650	$126,378
Freshpet, Inc.(a)	1,202	171,513
Genesco, Inc.(a)	3,965	228,899
Kirkland’s, Inc.(a)(b)	8,200	157,522
MarineMax, Inc.(a)	3,294	159,825
Tuesday Morning Corp.(a)	55,895	156,506
		1,773,161
Semiconductors — 1.21%
NeoPhotonics Corp.(a)	19,069	166,091
Software — 1.94%
Donnelley Financial Solutions, Inc.(a)	6,488	224,614
RealNetworks, Inc.(a)	25,396	40,380
		264,994
Specialty Finance — 5.12%
CURO Group Holdings Corp.(a)	13,065	226,416
Elevate Credit, Inc.(a)	54,745	226,097
Regional Management Corp.(a)	4,266	248,196
		700,709
Steel — 1.77%
Ryerson Holding Corp.(a)	10,875	242,186
Technology Hardware — 5.08%
A10 Networks, Inc.(a)	17,770	239,540
Arlo Technologies, Inc.(a)	28,086	180,031
Comtech Telecommunications Corp.	5,300	135,733
Diebold, Inc.(a)	13,881	140,337
		695,641
Technology Services — 2.63%
comScore, Inc.(a)	48,400	188,760
MoneyGram International, Inc.(a)(b)	21,445	171,989
		360,749
Telecommunications — 1.57%
INNOVATE Corp.(a)	52,425	214,943
Transportation & Logistics — 1.24%
Overseas Shipholding Group, Inc., Class A(a)	81,325	169,156
	Shares	Fair Value
Transportation Equipment — 4.34%
Commercial Vehicle Group, Inc.(a)	16,425	$155,381
REV Group, Inc.(b)	10,896	186,975
Shyft Group, Inc. (The)	6,633	252,120
		594,476
Wholesale - Consumer Staples — 1.46%
Andersons, Inc. (The)	6,465	199,316
Wholesale - Discretionary — 3.10%
Veritiv Corp.(a)	4,745	424,962
Total Common Stocks (Cost $9,022,356)		13,254,281
CLOSED END FUNDS — 0.93%
NexPoint Strategic Opportunities Fund(a)	9,130	126,998
Total Closed End Funds
(Cost $134,098)		126,998
COLLATERAL FOR SECURITIES LOANED — 6.98%
Securities Lending Fund II, LLC, 0.10% (c)(d)	956,169	956,169
Total Collateral for Securities Loaned
(Cost $956,169)		956,169
Total Investments — 104.69%
(Cost $10,112,623)		14,337,448
Liabilities in Excess of Other Assets — (4.69)%		(642,766)
NET ASSETS — 100.00%		$13,694,682

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2021. The total value of securities on loan as of September 30, 2021 was $876,179.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2021.

(d)	The Securities Lending Fund II, LLC is not registered under the 1940 Act, pursuant to the exception available under Section 3(c)(7) of the 1940 Act.

See accompanying notes which are an integral part of these financial statements.	37

Fuller & Thaler Funds

Statements of Assets and Liabilities

September 30, 2021

	Fuller & Thaler Behavioral Small- Cap Equity Fund	Fuller & Thaler Behavioral Small- Cap Growth Fund	Fuller & Thaler Behavioral Mid- Cap Value Fund
Assets
Investments in securities at fair value (cost $3,947,444,933, $89,871,045 and $172,226,516)(a)	$5,259,155,378	$117,677,588	$188,681,945
Cash and cash equivalents	30,000,000	2,648,487	3,865,517
Receivable for fund shares sold	8,537,099	34,009	96,314
Receivable for investments sold	4,884,358	—	—
Dividends and interest receivable	3,548,115	4,624	211,837
Securities lending income receivable	245	226	156
Prepaid expenses	143,612	26,535	20,360
Total Assets	5,306,268,807	120,391,469	192,876,129
Liabilities
Payable for investments purchased	7,136,204	—	1,899,308
Payable for fund shares redeemed	1,933,059	78,343	—
Payable for collateral upon return of securities loaned	7,310,905	5,684,825	3,776,230
Payable to Adviser	2,652,414	74,351	102,059
Accrued 12b-1 fees	123,153	2,726	584
Accrued administrative service fees	441,202	14,262	2,390
Payable to Administrator	104,216	2,813	3,883
Payable to auditors	15,250	15,250	15,250
Other accrued expenses	195,561	6,920	14,501
Total Liabilities	19,911,964	5,879,490	5,814,205
Net Assets	$5,286,356,843	$114,511,979	$187,061,924
Net Assets consist of:
Paid-in capital	$3,782,552,021	$70,089,635	$168,217,385
Accumulated earnings	1,503,804,822	44,422,344	18,844,539
Net Assets	$5,286,356,843	$114,511,979	$187,061,924

(a)	Includes fair value of securities on loan of $6,989,620, $5,461,682 and $3,603,182, respectively (see Note 2).

38	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds

Statements of Assets and Liabilities (continued)

September 30, 2021

	Fuller & Thaler Behavioral Small- Cap Equity Fund	Fuller & Thaler Behavioral Small- Cap Growth Fund	Fuller & Thaler Behavioral Mid- Cap Value Fund
R6 Shares:
Net Assets	$1,395,653,160	$5,939,993	$158,663,798
Shares outstanding (unlimited number of shares authorized, no par value)	37,895,970	135,232	5,476,797
Net asset value, offering and redemption price per share	$36.83	$43.92	$28.97
Institutional Shares:
Net Assets	$3,599,929,285	$104,236,248	$25,888,841
Shares outstanding (unlimited number of shares authorized, no par value)	98,595,657	2,380,435	894,662
Net asset value, offering and redemption price per share	$36.51	$43.79	$28.94
Investor Shares:
Net Assets	$273,270,723	$3,245,060	$2,509,285
Shares outstanding (unlimited number of shares authorized, no par value)	7,538,224	74,838	87,075
Net asset value, offering and redemption price per share	$36.25	$43.36	$28.82
A Shares:
Net Assets	$7,407,873	$364,971
Shares outstanding (unlimited number of shares authorized, no par value)	204,746	8,429
Net asset value, offering and redemption price per share	$36.18	$43.30
Maximum offering price per share (Note 1)	$38.39	$45.94
C Shares:
Net Assets	$10,095,802	$725,707
Shares outstanding (unlimited number of shares authorized, no par value)	282,368	16,986
Net asset value, offering and redemption price per share	$35.75	$42.72

See accompanying notes which are an integral part of these financial statements.	39

Fuller & Thaler Funds

Statements of Assets and Liabilities (continued)

September 30, 2021

	Fuller & Thaler Behavioral Unconstrained Equity Fund	Fuller & Thaler Behavioral Small– Mid Core Equity Fund	Fuller & Thaler Behavioral Micro- Cap Equity Fund
Assets
Investments in securities at fair value (cost $55,728,307, $3,224,138 and $10,112,623)(a)	$74,622,236	$4,846,728	$14,337,448
Cash and cash equivalents	3,983,262	491,034	320,155
Receivable for fund shares sold	291,772	—	250
Dividends and interest receivable	15,704	6,717	14,462
Securities lending income receivable	2	—	310
Receivable from Adviser	—	2,785	—
Prepaid expenses	50,239	5,428	7,270
Total Assets	78,963,215	5,352,692	14,679,895
Liabilities
Payable for investments purchased	—	183,790	—
Payable for collateral upon return of securities loaned	—	—	956,169
Payable to Adviser	47,028	—	8,520
Accrued 12b-1 fees	60	—	—
Accrued administrative service fees	890	412	1,030
Payable to Administrator	2,064	1,499	1,499
Payable to auditors	13,800	13,800	13,800
Other accrued expenses	5,729	4,190	4,195
Total Liabilities	69,571	203,691	985,213
Net Assets	$78,893,644	$5,149,001	$13,694,682
Net Assets consist of:
Paid-in capital	$60,415,805	$3,284,220	$8,467,210
Accumulated earnings	18,477,839	1,864,781	5,227,472
Net Assets	$78,893,644	$5,149,001	$13,694,682

(a)	Includes fair value of securities on loan of $ -, $ - and $876,179, respectively (see Note 2).

40	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Assets and Liabilities (continued)
September 30, 2021

	Fuller & Thaler Behavioral Unconstrained Equity Fund	Fuller & Thaler Behavioral Small– Mid Core Equity Fund	Fuller & Thaler Behavioral Micro- Cap Equity Fund
R6 Shares:
Net Assets	$68,583,568
Shares outstanding (unlimited number of shares authorized, no par value)	1,802,197
Net asset value, offering and redemption price per share	$38.06
Institutional Shares:
Net Assets	$10,237,817	$5,149,001	$13,694,682
Shares outstanding (unlimited number of shares authorized, no par value)	269,411	143,085	397,468
Net asset value, offering and redemption price per share	$38.00	$35.99	$34.45
A Shares:
Net Assets	$47,263
Shares outstanding (unlimited number of shares authorized, no par value)	1,244
Net asset value, offering and redemption price per share	$37.99
Maximum offering price per share (Note 1)	$40.31
C Shares:
Net Assets	$24,996
Shares outstanding (unlimited number of shares authorized, no par value)	659
Net asset value, offering and redemption price per share	$37.93

See accompanying notes which are an integral part of these financial statements.	41

Fuller & Thaler Funds
Statements of Operations

For the year ended September 30, 2021

	Fuller & Thaler Behavioral Small-Cap Equity Fund	Fuller & Thaler Behavioral Small-Cap Growth Fund	Fuller & Thaler Behavioral Mid- Cap Value Fund
Investment Income:
Dividend income	$90,846,707	$174,040	$1,524,288
Interest income	3,229	334	402
Securities lending income	520	8,766	251
Total investment income	90,850,456	183,140	1,524,941
Expenses:
Adviser	26,668,219	784,506	682,900
Administrative Services - Institutional Shares	3,220,993	64,688	17,361
Administrative Services - Investor Shares	299,709	3,727	2,541
Administrative Services - A Shares	6,591	162	—
12b-1 fees - Investor Shares	548,161	6,309	4,514
12b-1 fees - A Shares	12,770	649	—
12b-1 fees - C Shares	68,167	4,753	—
Administration	836,650	17,426	16,314
Fund accounting	272,813	5,683	5,297
Registration	251,707	67,803	29,378
Report printing	207,441	9,335	4,395
Transfer agent	121,667	2,492	2,247
Custodian	120,997	6,979	6,777
Legal	44,583	11,583	11,583
Audit and tax preparation	16,210	16,210	16,210
Trustee	15,000	15,000	15,000
Compliance services	6,000	6,000	6,000
Pricing	1,280	739	952
Miscellaneous	133,985	21,389	29,179
Total expenses	32,852,943	1,045,433	850,648
Fees contractually waived by Adviser	—	(124,546)	(98,471)
Net operating expenses	32,852,943	920,887	752,177
Net investment income (loss)	57,997,513	(737,747)	772,764
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	226,311,871	18,697,597	3,068,163
Net change in unrealized appreciation of investment securities	1,193,158,170	17,382,768	17,453,174
Net realized and change in unrealized gain on investments	1,419,470,041	36,080,365	20,521,337
Net increase in net assets resulting from operations	$1,477,467,554	$35,342,618	$21,294,101

42	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds

Statements of Operations (continued)

For the year ended September 30, 2021

	Fuller & Thaler Behavioral Unconstrained Equity Fund		Fuller & Thaler Behavioral Small–Mid Core Equity Fund	Fuller & Thaler Behavioral Micro-Cap Equity Fund
Investment Income:
Dividend income (net of foreign taxes withheld of $–, $– and $463)	$568,809		$57,190	$169,994
Interest income	203		24	29
Securities lending income	51		—	538
Total investment income	569,063		57,214	170,561
Expenses:
Adviser	583,793		36,504	169,775
Administrative Services - Institutional
Shares	10,814		3,878	7,373
Administrative Services - A Shares	1	(a)	—	—
12b-1 fees - A Shares	19	(a)	—	—
12b-1 fees - C Shares	59	(a)	—	—
Registration	27,583		3,780	9,120
Trustee	15,000		15,000	15,000
Audit and tax preparation	14,760		14,760	14,760
Administration	13,034		8,161	8,169
Legal	11,583		11,583	11,583
Compliance services	6,000		6,000	6,000
Custodian	5,171		341	891
Fund accounting	4,254		2,662	2,665
Report printing	3,643		3,085	3,136
Transfer agent	1,862		1,179	1,164
Pricing	332		542	709
Miscellaneous	17,112		15,637	17,224
Total expenses	715,020		123,112	267,569
Fees contractually waived and expenses reimbursed by Adviser	(86,039)		(79,695)	(90,794)
Net operating expenses	628,981		43,417	176,775
Net investment income (loss)	(59,918)		13,797	(6,214)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	19,504		320,643	1,970,313
Net realized gain from in-kind redemptions (Note 2)	6,895,451		—	—
Net change in unrealized appreciation of investment securities	13,260,070		1,339,963	3,693,099
Net realized and change in unrealized gain on investments	20,175,025		1,660,606	5,663,412
Net increase in net assets resulting from operations	$20,115,107		$1,674,403	$5,657,198

(a)	For the period May 27, 2021 (commencement of operations) to September 30, 2021.

See accompanying notes which are an integral part of these financial statements.	43

Fuller & Thaler Funds

Statements of Changes in Net Assets

	Fuller & Thaler Behavioral Small-Cap Equity Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$57,997,513	$8,227,544
Net realized gain (loss) on investment securities transactions	226,311,871	(10,105,558)
Net change in unrealized appreciation of investment securities	1,193,158,170	15,052,105
Net increase in net assets resulting from operations	1,477,467,554	13,174,091
Distributions to Shareholders from Earnings:
R6 Shares	(3,536,864)	(1,086,441)
Institutional Shares	(9,119,600)	(7,110,517)
Investor Shares	(196,391)	(165,320)
A Shares	(7,720)	(2,581)
C Shares	—	(982)
Total distributions	(12,860,575)	(8,365,841)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	569,785,040	533,681,322
Reinvestment of distributions	874,989	166,481
Amount paid for shares redeemed	(127,038,583)	(115,329,104)
Total R6 Shares	443,621,446	418,518,699
Institutional Shares:
Proceeds from shares sold	1,211,111,480	1,123,606,065
Reinvestment of distributions	5,984,737	4,482,435
Amount paid for shares redeemed	(756,157,917)	(659,307,454)
Total Institutional Shares	460,938,300	468,781,046
Investor Shares:
Proceeds from shares sold	139,414,583	85,492,383
Reinvestment of distributions	181,834	154,790
Amount paid for shares redeemed	(76,785,283)	(67,577,994)
Total Investor Shares	62,811,134	18,069,179
A Shares:
Proceeds from shares sold	5,484,289	734,422
Reinvestment of distributions	7,701	2,581
Amount paid for shares redeemed	(316,780)	(307,977)
Total A Shares	5,175,210	429,026
C Shares:
Proceeds from shares sold	6,335,758	2,852,424
Reinvestment of distributions	—	982
Amount paid for shares redeemed	(964,099)	(330,221)
Total C Shares	5,371,659	2,523,185
Net increase in net assets resulting from capital transactions	977,917,749	908,321,135
Total Increase in Net Assets	2,442,524,728	913,129,385

44	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds

Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small-Cap Equity Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net Assets
Beginning of year	2,843,832,115	1,930,702,730
End of year	$5,286,356,843	$2,843,832,115
Share Transactions:
R6 Shares:
Shares sold	17,136,436	22,555,164
Shares issued in reinvestment of distributions	29,137	6,165
Shares redeemed	(3,928,440)	(5,180,373)
Total R6 Shares	13,237,133	17,380,956
Institutional Shares:
Shares sold	36,011,050	48,149,525
Shares issued in reinvestment of distributions	200,898	167,236
Shares redeemed	(22,730,391)	(27,540,964)
Total Institutional Shares	13,481,557	20,775,797
Investor Shares:
Shares sold	4,084,077	3,556,557
Shares issued in reinvestment of distributions	6,133	5,804
Shares redeemed	(2,284,026)	(2,808,341)
Total Investor Shares	1,806,184	754,020
A Shares:
Shares sold	175,469	30,191
Shares issued in reinvestment of distributions	260	97
Shares redeemed	(9,573)	(14,658)
Total A Shares	166,156	15,630
C Shares:
Shares sold	186,530	118,619
Shares issued in reinvestment of distributions	—	37
Shares redeemed	(27,790)	(13,970)
Total C Shares	158,740	104,686

See accompanying notes which are an integral part of these financial statements.	45

Fuller & Thaler Funds

Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small-Cap Growth Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(737,747)	$(175,850)
Net realized gain on investment securities transactions	18,697,597	803,173
Net change in unrealized appreciation of investment securities	17,382,768	9,828,656
Net increase in net assets resulting from operations	35,342,618	10,455,979
Capital Transactions:
R6 Shares:
Proceeds from shares sold	314,815	11,001,395
Amount paid for shares redeemed	(10,290,940)	(2,997,381)
Total R6 Shares	(9,976,125)	8,004,014
Institutional Shares:
Proceeds from shares sold	42,443,625	40,421,553
Amount paid for shares redeemed	(14,463,243)	(16,458,746)
Total Institutional Shares	27,980,382	23,962,807
Investor Shares:
Proceeds from shares sold	2,024,125	660,756
Amount paid for shares redeemed	(411,361)	(104,195)
Total Investor Shares	1,612,764	556,561
A Shares:
Proceeds from shares sold	663,880	71,619
Amount paid for shares redeemed	(461,402)	(22,111)
Total A Shares	202,478	49,508
C Shares:
Proceeds from shares sold	588,919	26,693
Amount paid for shares redeemed	—	(4,238)
Total C Shares	588,919	22,455
Net increase in net assets resulting from capital transactions	20,408,418	32,595,345
Total Increase in Net Assets	55,751,036	43,051,324

46	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds

Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small-Cap Growth Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net Assets
Beginning of year	58,760,943	15,709,619
End of year	$114,511,979	$58,760,943
Share Transactions:
R6 Shares:
Shares sold	8,611	471,108
Shares redeemed	(338,647)	(106,696)
Total R6 Shares	(330,036)	364,412
Institutional Shares:
Shares sold	1,155,641	1,695,260
Shares redeemed	(372,203)	(714,112)
Total Institutional Shares	783,438	981,148
Investor Shares:
Shares sold	56,925	25,303
Shares redeemed	(10,129)	(4,328)
Total Investor Shares	46,796	20,975
A Shares:
Shares sold	17,729	2,827
Shares redeemed	(11,463)	(856)
Total A Shares	6,266	1,971
C Shares:
Shares sold	15,955	1,087
Shares redeemed	—	(159)
Total C Shares	15,955	928

See accompanying notes which are an integral part of these financial statements.	47

Fuller & Thaler Funds

Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Mid-Cap Value Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Increase (Decrease) in Net Assets due to: Operations
Net investment income	$772,764	$211,367
Net realized gain (loss) on investment securities transactions	3,068,163	(1,445,831)
Net change in unrealized appreciation (depreciation) of investment securities	17,453,174	(1,908,454)
Net increase (decrease) in net assets resulting from operations	21,294,101	(3,142,918)
Distributions to Shareholders from Earnings:
R6 Shares	(156,051)	(32,868)
Institutional Shares	(50,922)	(157,384)
Investor Shares	(1,969)	(19,865)
Total distributions	(208,942)	(210,117)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	118,763,065	22,913,500
Reinvestment of distributions	156,052	32,868
Amount paid for shares redeemed	(93,007)	(1,644)
Total R6 Shares	118,826,110	22,944,724
Institutional Shares:
Proceeds from shares sold	13,487,860	7,031,672
Reinvestment of distributions	50,587	156,703
Amount paid for shares redeemed	(2,459,449)	(7,761,765)
Total Institutional Shares	11,078,998	(573,390)
Investor Shares:
Proceeds from shares sold	1,125,958	724,776
Reinvestment of distributions	1,903	19,865
Amount paid for shares redeemed	(248,384)	(1,160,530)
Total Investor Shares	879,477	(415,889)
Net increase in net assets resulting from capital transactions	130,784,585	21,955,445
Total Increase in Net Assets	151,869,744	18,602,410

48	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds

Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Mid-Cap Value Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net Assets
Beginning of year	35,192,180	16,589,770
End of year	$187,061,924	$35,192,180
Share Transactions:
R6 Shares:
Shares sold	4,194,934	1,166,713
Shares issued in reinvestment of distributions	6,721	1,482
Shares redeemed	(4,808)	(74)
Total R6 Shares	4,196,847	1,168,121
Institutional Shares:
Shares sold	472,023	365,786
Shares issued in reinvestment of distributions	2,179	7,065
Shares redeemed	(97,106)	(437,943)
Total Institutional Shares	377,096	(65,092)
Investor Shares:
Shares sold	41,032	41,031
Shares issued in reinvestment of distributions	82	898
Shares redeemed	(9,212)	(65,093)
Total Investor Shares	31,902	(23,164)

See accompanying notes which are an integral part of these financial statements.	49

Fuller & Thaler Funds

Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Unconstrained Equity Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(59,918)	$36,747
Net realized gain (loss) on investment securities transactions	19,504	(250,617)
Net realized gain from in-kind redemptions (Note 2)	6,895,451	—
Net change in unrealized appreciation of investment securities	13,260,070	5,015,769
Net increase in net assets resulting from operations	20,115,107	4,801,899
Distributions to Shareholders from Earnings:
R6 Shares	(167,041)	(11,717)
Institutional Shares	(24,921)	(30,081)
Total distributions	(191,962)	(41,798)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	26,430,542	37,569,740
Reinvestment of distributions	167,041	11,717
Amount paid for shares redeemed	(17,721,878)	(739)
Total R6 Shares	8,875,705	37,580,718
Institutional Shares:
Proceeds from shares sold	3,156,838	4,319,130
Reinvestment of distributions	24,471	30,013
Amount paid for shares redeemed	(4,295,530)	(187,176)
Total Institutional Shares	(1,114,221)	4,161,967
A Shares:(a)
Proceeds from shares sold	48,500	—
Total A Shares	48,500	—
C Shares:(a)
Proceeds from shares sold	25,380	—
Total C Shares	25,380	—
Net increase in net assets resulting from capital transactions	7,835,364	41,742,685
Total Increase in Net Assets	27,758,509	46,502,786

50	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds

Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Unconstrained Equity Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net Assets
Beginning of year	51,135,135	4,632,349
End of year	$78,893,644	$51,135,135
Share Transactions:
R6 Shares:
Shares sold	704,376	1,516,923
Shares issued in reinvestment of distributions	5,223	435
Shares redeemed	(477,672)	(33)
Total R6 Shares	231,927	1,517,325
Institutional Shares:
Shares sold	86,627	171,141
Shares issued in reinvestment of distributions	768	1,114
Shares redeemed	(109,741)	(7,001)
Total Institutional Shares	(22,346)	165,254
A Shares:(a)
Shares sold	1,244	—
Total A Shares	1,244	—
C Shares:(a)
Shares sold	659	—
Total C Shares	659	—

(a)	For the period May 27, 2021 (commencement of operations) to September 30, 2021.

See accompanying notes which are an integral part of these financial statements.	51

Fuller & Thaler Funds

Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small–Mid Core Equity Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$13,797	$15,404
Net realized gain (loss) on investment securities transactions	320,643	(89,568)
Net change in unrealized appreciation of investment securities	1,339,963	72,659
Net increase (decrease) in net assets resulting from operations	1,674,403	(1,505)
Distributions to Shareholders from Earnings:
Institutional Shares	(14,032)	(57,188)
Total distributions	(14,032)	(57,188)
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	372,993	697,186
Reinvestment of distributions	14,032	57,188
Amount paid for shares redeemed	(874)	(87,253)
Total Institutional Shares	386,151	667,121
Net increase in net assets resulting from capital transactions	386,151	667,121
Total Increase in Net Assets	2,046,522	608,428
Net Assets
Beginning of year	3,102,479	2,494,051
End of year	$5,149,001	$3,102,479
Share Transactions:
Institutional Shares:
Shares sold	11,136	30,031
Shares issued in reinvestment of distributions	470	2,299
Shares redeemed	(35)	(4,894)
Total Institutional Shares	11,571	27,436

52	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds

Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Micro-Cap Equity Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Increase (Decrease) in Net Assets due to: Operations
Net investment income (loss)	$(6,214)	$32,640
Net realized gain (loss) on investment securities transactions	1,970,313	(857,133)
Net change in unrealized appreciation of investment securities	3,693,099	463,442
Net increase (decrease) in net assets resulting from operations	5,657,198	(361,051)
Distributions to Shareholders from Earnings:
Institutional Shares	(32,418)	(145,976)
Total distributions	(32,418)	(145,976)
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	4,302,596	3,345,527
Reinvestment of distributions	32,418	145,976
Amount paid for shares redeemed	(2,034,876)	(33,886)
Total Institutional Shares	2,300,138	3,457,617
Net increase in net assets resulting from capital transactions	2,300,138	3,457,617
Total Increase in Net Assets	7,924,918	2,950,590
Net Assets
Beginning of year	5,769,764	2,819,174
End of year	$13,694,682	$5,769,764
Share Transactions:
Institutional Shares:
Shares sold	130,964	190,105
Shares issued in reinvestment of distributions	1,238	6,596
Shares redeemed	(59,029)	(2,310)
Total Institutional Shares	73,173	194,391

See accompanying notes which are an integral part of these financial statements.	53

Fuller & Thaler Behavioral Small-Cap Equity Fund - R6 Shares

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2021	2020		2019	2018	2017
Net asset value, beginning of year	$24.76	$25.39		$26.76	$24.25	$18.97
Income from investment operations:
Net investment income(a)	0.49	0.11		0.17	0.18	0.18
Net realized and unrealized gain (loss) on investments	11.71	(0.61	)(b)	(1.40)	2.40	5.19
Total from investment operations	12.20	(0.50)		(1.23)	2.58	5.37
Less distributions to shareholders from:
Net investment income	(0.13)	(0.13)		(0.14)	(0.07)	(0.09)
Total from distributions	(0.13)	(0.13)		(0.14)	(0.07)	(0.09)
Net asset value, end of year	$36.83	$24.76		$25.39	$26.76	$24.25
Total Return (c)	49.38%	(2.02)%		(4.54)%	10.68%	28.35%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$1,395,653	$610,476		$184,779	$55,160	$3,740
Before waiver or recoupment:
Ratio of expenses to average net assets	0.64%	0.69%		0.72%	0.74%	1.30%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.64%	0.69%		0.72%	0.76%	0.75%
Ratio of net investment income to average net assets	1.42%	0.47%		0.69%	0.71%	0.81%
Portfolio turnover(d)	31%	54%		38%	35%	26%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(d)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

54	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – Institutional Shares

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2021	2020		2019	2018	2017
Net asset value, beginning of year	$24.55	$25.18		$26.55	$24.07	$18.85
Income from investment operations:
Net investment income(a)	0.44	0.09		0.15	0.15	0.20
Net realized and unrealized gain (loss) on investments	11.62	(0.61	)(b)	(1.40)	2.39	5.11
Total from investment operations	12.06	(0.52)		(1.25)	2.54	5.31
Less distributions to shareholders from:
Net investment income	(0.10)	(0.11)		(0.12)	(0.06)	(0.09)
Total from distributions	(0.10)	(0.11)		(0.12)	(0.06)	(0.09)
Net asset value, end of year	$36.51	$24.55		$25.18	$26.55	$24.07
Total Return (c)	49.24%	(2.11)%		(4.65)%	10.59%	28.20%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$3,599,929	$2,089,639		$1,620,327	$915,898	$172,238
Before waiver or recoupment:
Ratio of expenses to average net assets	0.75%	0.79%		0.82%	0.84%	1.39%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.75%	0.79%		0.82%	0.86%	0.85%
Ratio of net investment income to average net assets	1.28%	0.36%		0.60%	0.59%	0.90%
Portfolio turnover(d)	31%	54%		38%	35%	26%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(d)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	55

Fuller & Thaler Behavioral Small-Cap Equity Fund – Investor Shares

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2021	2020		2019	2018	2017
Net asset value, beginning of year	$24.39	$25.02		$26.36	$23.91	$18.75
Income from investment operations:
Net investment income(a)	0.34	0.02		0.09	0.08	0.15
Net realized and unrealized gain (loss) on investments	11.55	(0.62	)(b)	(1.38)	2.39	5.09
Total from investment operations	11.89	(0.60)		(1.29)	2.47	5.24
Less distributions to shareholders from:
Net investment income	(0.03)	(0.03)		(0.05)	(0.02)	(0.08)
Total from distributions	(0.03)	(0.03)		(0.05)	(0.02)	(0.08)
Net asset value, end of year	$36.25	$24.39		$25.02	$26.36	$23.91
Total Return (c)	48.79%	(2.40)%		(4.89)%	10.35%	27.97%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$273,271	$139,789		$124,550	$144,856	$56,500
Before waiver or recoupment:
Ratio of expenses to average net assets	1.03%	1.08%		1.10%	1.13%	1.65%
After waiver or recoupment:
Ratio of net expenses to average net assets	1.03%	1.08%		1.10%	1.10%	1.00%
Ratio of net investment income to average net assets	1.01%	0.07%		0.38%	0.32%	0.70%
Portfolio turnover(d)	31%	54%		38%	35%	26%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(d)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

56	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – A Shares

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,			For the Period Ended September 30,
	2021	2020		2019(a)
Net asset value, beginning of period	$24.38	$25.04		$20.99
Income from investment operations:
Net investment income(b)	0.40	0.01		0.07
Net realized and unrealized gain (loss) on investments	11.48	(0.58	)(c)	3.98
Total from investment operations	11.88	(0.57)		4.05
Less distributions to shareholders from:
Net investment income	(0.08)	(0.09)		—
Total from distributions	(0.08)	(0.09)		—
Net asset value, end of period	$36.18	$24.38		$25.04
Total Return (excludes sales charge)(d)	48.80%	(2.31)%		19.29	%(e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$7,408	$941		$575
Before waiver or recoupment:
Ratio of expenses to average net assets	1.02%	1.13%		1.01	%(f)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.02%	1.13%		1.01	%(f)
Ratio of net investment income to average net assets	1.15%	0.05%		0.37	%(f)
Portfolio turnover(g)	31%	54%		38	%(e)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	57

Fuller & Thaler Behavioral Small-Cap Equity Fund – C Shares

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,			For the Period Ended September 30,
	2021	2020		2019(a)
Net asset value, beginning of period	$24.16	$24.92		$20.99
Income from investment operations:
Net investment income (loss)(b)	0.17	(0.12)		(0.09)
Net realized and unrealized gain (loss) on investments	11.42	(0.61	)(c)	4.02
Total from investment operations	11.59	(0.73)		3.93
Less distributions to shareholders from:
Net investment income	—	(0.03)		—
Total from distributions	—	(0.03)		—
Net asset value, end of period	$35.75	$24.16		$24.92
Total Return (excludes sales charge)(d)	47.97%	(2.95)%		18.72	%(e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10,096	$2,987		$472
Before waiver or recoupment:
Ratio of expenses to average net assets	1.64%	1.69%		1.72	%(f)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.64%	1.69%		1.72	%(f)
Ratio of net investment income (loss) to average net assets	0.50%	(0.52)%		(46.00	)%(f)
Portfolio turnover(g)	31%	54%		38	%(e)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

58	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund - R6 Shares

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,				For the Period Ended September 30,
	2021	2020	2019		2018(a)
Net asset value, beginning of period	$28.12	$21.73	$26.95		$20.00
Income from investment operations:
Net investment loss(b)	(0.27)	(0.14)	(0.10)		(0.11)
Net realized and unrealized gain (loss) on investments	16.07	6.53	(5.12)		7.06
Total from investment operations	15.80	6.39	(5.22)		6.95
Net asset value, end of period	$43.92	$28.12	$21.73		$26.95
Total Return (c)	56.19%	29.41%	(19.37)%		34.75	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$5,940	$13,083	$2,191		$2,993
Before waiver or recoupment:
Ratio of expenses to average net assets	1.06%	1.63%	2.19%		4.42	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.90%	0.90%	0.92	%(f)	0.90	%(e)
Ratio of net investment loss to average net assets	(0.73)%	(0.57)%	(0.45)%		(0.60	)%(e)
Portfolio turnover(g)	114%	128%	127%		71	%(d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes interest expense of 0.02% for the fiscal year ended September 30, 2019.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	59

Fuller & Thaler Behavioral Small-Cap Growth Fund - Institutional Shares

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,				For the Period Ended September 30,
	2021	2020	2019		2018(a)
Net asset value, beginning of period	$28.06	$21.69	$26.93		$20.00
Income from investment operations:
Net investment loss(b)	(0.31)	(0.16)	(0.11)		(0.14)
Net realized and unrealized gain (loss) on investments	16.04	6.53	(5.13)		7.07
Total from investment operations	15.73	6.37	(5.24)		6.93
Net asset value, end of period	$43.79	$28.06	$21.69		$26.93
Total Return (c)	56.06%	29.37%	(19.46)%		34.65	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$104,236	$44,808	$13,359		$9,257
Before waiver or recoupment:
Ratio of expenses to average net assets	1.12%	1.71%	2.25%		4.55	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.99%	0.99%	1.00	%(f)	0.99	%(e)
Ratio of net investment loss to average net assets	(0.79)%	(0.65)%	(0.48)%		(0.70	)%(e)
Portfolio turnover(g)	114%	128%	127%		71	%(d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes interest expense of 0.01% for the fiscal year ended September 30, 2019.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

60	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund - Investor Shares

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,				For the Period Ended September 30,
	2021	2020	2019		2018(a)
Net asset value, beginning of period	$27.86	$21.60	$26.88		$20.00
Income from investment operations:
Net investment loss(b)	(0.41)	(0.22)	(0.19)		(0.18)
Net realized and unrealized gain (loss) on investments	15.91	6.48	(5.09)		7.06
Total from investment operations	15.50	6.26	(5.28)		6.88
Net asset value, end of period	$43.36	$27.86	$21.60		$26.88
Total Return (c)	55.64%	28.98%	(19.64)%		34.40	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$3,245	$781	$153		$481
Before waiver or recoupment:
Ratio of expenses to average net assets	1.44%	1.98%	2.57%		4.77	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.25%	1.25%	1.27	%(f)	1.24	%(e)
Ratio of net investment loss to average net assets	(1.04)%	(0.87)%	(0.85)%		(0.92	)%(e)
Portfolio turnover(g)	114%	128%	127%		71	%(d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes interest expense of 0.02% for the fiscal year ended September 30, 2019.
(g)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	61

Fuller & Thaler Behavioral Small-Cap Growth Fund - A Shares

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,		For the Period Ended September 30,
	2021	2020	2019(a)
Net asset value, beginning of period	$27.83	$21.59	$19.59
Income from investment operations:
Net investment loss(b)	(0.43)	(0.24)	(0.13)
Net realized and unrealized gain on investments	15.90	6.48	2.13
Total from investment operations	15.47	6.24	2.00
Net asset value, end of period	$43.30	$27.83	$21.59
Total Return (excludes sales charge)(c)	55.59%	28.90%	10.21	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$365	$60	$4
Before waiver or recoupment:
Ratio of expenses to average net assets	1.35%	1.91%	2.15	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.30%	1.30%	1.30	%(e)
Ratio of net investment loss to average net assets	(1.08)%	(0.95)%	(0.75	)%(e)
Portfolio turnover(f)	114%	128%	127	%(d)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

62	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund - C Shares

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,		For the Period Ended September 30,
	2021	2020	2019(a)
Net asset value, beginning of period	$27.60	$21.51	$19.59
Income from investment operations:
Net investment loss(b)	(0.64)	(0.36)	(0.22)
Net realized and unrealized gain on investments	15.76	6.45	2.14
Total from investment operations	15.12	6.09	1.92
Net asset value, end of period	$42.72	$27.60	$21.51
Total Return (excludes sales charge)(c)	54.78%	28.31%	9.80	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$726	$28	$2
Before waiver or recoupment:
Ratio of expenses to average net assets	2.03%	2.62%	2.87	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.80%	1.80%	1.80	%(e)
Ratio of net investment loss to average net assets	(1.59)%	(1.45)%	(1.27	)%(e)
Portfolio turnover(f)	114%	128%	127	%(d)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	63

Fuller & Thaler Behavioral Mid-Cap Value Fund - R6 Shares

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,			For the Period Ended September 30,
	2021	2020	2019	2018(a)
Net asset value, beginning of period	$19.00	$21.49	$20.56	$20.00
Income from investment operations:
Net investment income(b)	0.24	0.27	0.20	0.13
Net realized and unrealized gain (loss) on investments	9.85	(2.47)	0.85	0.43
Total from investment operations	10.09	(2.20)	1.05	0.56
Less distributions to shareholders from:
Net investment income	(0.12)	(0.15)	(0.11)	—
Net realized gains	—	(0.14)	(0.01)	—
Total from distributions	(0.12)	(0.29)	(0.12)	—
Net asset value, end of period	$28.97	$19.00	$21.49	$20.56
Total Return (c)	53.28%	(10.42)%	5.23%	2.80	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$158,664	$24,324	$2,403	$2,361
Before waiver or recoupment:
Ratio of expenses to average net assets	0.90%	1.39%	1.72%	4.29	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80	%(e)
Ratio of net investment income to average net assets	0.88%	1.36%	0.98%	0.82	%(e)
Portfolio turnover(f)	14%	30%	12%	44	%(d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

64	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund - Institutional Shares

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,			For the Period Ended September 30,
	2021	2020	2019	2018(a)
Net asset value, beginning of period	$18.98	$21.47	$20.56	$20.00
Income from investment operations:
Net investment income(b)	0.20	0.21	0.18	0.14
Net realized and unrealized gain (loss) on investments	9.86	(2.43)	0.85	0.42
Total from investment operations	10.06	(2.22)	1.03	0.56
Less distributions to shareholders from:
Net investment income	(0.10)	(0.13)	(0.11)	—
Net realized gains	—	(0.14)	(0.01)	—
Total from distributions	(0.10)	(0.27)	(0.12)	—
Net asset value, end of period	$28.94	$18.98	$21.47	$20.56
Total Return (c)	53.13%	(10.51)%	5.09%	2.80	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$25,889	$9,826	$12,511	$10,621
Before waiver or recoupment:
Ratio of expenses to average net assets	1.02%	1.49%	1.81%	4.41	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.89	%(e)
Ratio of net investment income to average net assets	0.76%	1.05%	0.90%	0.89	%(e)
Portfolio turnover(f)	14%	30%	12%	44	%(d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	65

Fuller & Thaler Behavioral Mid-Cap Value Fund - Investor Shares

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,			For the Period Ended September 30,
	2021	2020	2019	2018(a)
Net asset value, beginning of period	$18.90	$21.39	$20.50	$20.00
Income from investment operations:
Net investment income(b)	0.13	0.15	0.14	0.10
Net realized and unrealized gain (loss) on investments	9.82	(2.41)	0.84	0.40
Total from investment operations	9.95	(2.26)	0.98	0.50
Less distributions to shareholders from:
Net investment income	(0.03)	(0.09)	(0.08)	—
Net realized gains	—	(0.14)	(0.01)	—
Total from distributions	(0.03)	(0.23)	(0.09)	—
Net asset value, end of period	$28.82	$18.90	$21.39	$20.50
Total Return (c)	52.70%	(10.72)%	4.84%	2.50	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$2,509	$1,043	$1,676	$344
Before waiver or recoupment:
Ratio of expenses to average net assets	1.31%	1.76%	2.10%	4.65	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.14	%(e)
Ratio of net investment income to average net assets	0.50%	0.78%	0.70%	0.65	%(e)
Portfolio turnover(f)	14%	30%	12%	44	%(d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

66	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund - R6 Shares

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,		For the Period Ended September 30,
	2021	2020	2019(a)
Net asset value, beginning of period	$27.47	$25.83	$20.00
Income from investment operations:
Net investment income (loss)(b)	(0.03)	0.04	0.07
Net realized and unrealized gain on investments	10.73	1.82	5.76
Total from investment operations	10.70	1.86	5.83
Less distributions to shareholders from:
Net investment income	(0.03)	(0.10)	—
Net realized gains	(0.08)	(0.12)	—
Total from distributions	(0.11)	(0.22)	—
Net asset value, end of period	$38.06	$27.47	$25.83
Total Return (c)	39.01%	7.22%	29.15	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$68,584	$43,131	$1,368
Before waiver or recoupment:
Ratio of expenses to average net assets	1.02%	1.67%	4.33	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.90%	0.90%	0.90	%(e)
Ratio of net investment income (loss) to average net assets	(0.07)%	0.15%	0.41	%(e)
Portfolio turnover(f)	38%	32%	10	%(d)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	67

Fuller & Thaler Behavioral Unconstrained Equity Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,		For the Period Ended September 30,
	2021	2020	2019(a)
Net asset value, beginning of period	$27.43	$25.81	$20.00
Income from investment operations:
Net investment income (loss)(b)	(0.06)	0.01	0.08
Net realized and unrealized gain on investments	10.72	1.81	5.73
Total from investment operations	10.66	1.82	5.81
Less distributions to shareholders from:
Net investment income	(0.01)	(0.08)	—
Net realized gains	(0.08)	(0.12)	—
Total from distributions	(0.09)	(0.20)	—
Net asset value, end of period	$38.00	$27.43	$25.81
Total Return (c)	38.90%	7.09%	29.05	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10,238	$8,004	$3,265
Before waiver or recoupment:
Ratio of expenses to average net assets	1.12%	1.77%	4.39	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.99%	0.99%	0.99	%(e)
Ratio of net investment income (loss) to average net assets	(0.17)%	0.03%	0.42	%(e)
Portfolio turnover(f)	38%	32%	10	%(d)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

68	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund - A Shares
Financial Highlights

(For a share outstanding during the period)

	For the Period Ended September 30, 2021(a)
Net asset value, beginning of period	$37.77
Income from investment operations:
Net investment loss(b)	(0.08)
Net realized and unrealized gain on investments	0.30
Total from investment operations	0.22
Net asset value, end of period	$37.99
Total Return (excludes sales charge)(c)	0.58	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$47
Before waiver or recoupment:
Ratio of expenses to average net assets	1.31	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.30	%(e)
Ratio of net investment loss to average net assets	(0.61	)%(e)
Portfolio turnover(f)	38	%(d)

(a)	For the period May 27, 2021 (commencement of operations) to September 30, 2021.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	69

Fuller & Thaler Behavioral Unconstrained Equity Fund - C Shares
Financial Highlights

(For a share outstanding during the period)

	For the Period Ended September 30, 2021(a)
Net asset value, beginning of period	$37.77
Income from investment operations:
Net investment loss(b)	(0.14)
Net realized and unrealized gain on investments	0.30
Total from investment operations	0.16
Net asset value, end of period	$37.93
Total Return (excludes sales charge)(c)	0.42	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$25
Before waiver or recoupment:
Ratio of expenses to average net assets	2.05	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.80	%(e)
Ratio of net investment loss to average net assets	(1.06	)%(e)
Portfolio turnover(f)	38	%(d)

(a)	For the period May 27, 2021 (commencement of operations) to September 30, 2021.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

70	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,		For the Period Ended September 30,
	2021	2020	2019(a)
Net asset value, beginning of period	$23.59	$23.96	$20.00
Income from investment operations:
Net investment income(b)	0.10	0.13	0.13
Net realized and unrealized gain on investments	12.41	0.04 (c)	3.83
Total from investment operations	12.51	0.17	3.96
Less distributions to shareholders from:
Net investment income	(0.11)	(0.15)	—
Net realized gains	—	(0.39)	—
Total from distributions	(0.11)	(0.54)	—
Net asset value, end of period	$35.99	$23.59	$23.96
Total Return (d)	53.10%	0.63%	19.80	%(e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$5,149	$3,102	$2,494
Before waiver or recoupment:
Ratio of expenses to average net assets	2.69%	4.09%	6.27	%(f)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.95%	0.95%	0.95	%(f)
Ratio of net investment income to average net assets	0.30%	0.59%	0.73	%(f)
Portfolio turnover	35%	35%	25	%(e)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Mid Core Equity Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.	71

Fuller & Thaler Behavioral Micro-Cap Equity Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Years Ended September 30,		For the Period Ended September 30,
	2021	2020	2019(a)
Net asset value, beginning of period	$17.79	$21.70	$20.00
Income from investment operations:
Net investment income (loss)(b)	(0.02)	0.16	(0.20)
Net realized and unrealized gain (loss) on investments	16.78	(2.95)	1.90
Total from investment operations	16.76	(2.79)	1.70
Less distributions to shareholders from:
Net investment income	(0.10)	—	—
Net realized gains	—	(1.12)	—
Total from distributions	(0.10)	(1.12)	—
Net asset value, end of period	$34.45	$17.79	$21.70
Total Return (c)	94.37%	(13.88)%	8.50	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$13,695	$5,770	$2,819
Before waiver or recoupment:
Ratio of expenses to average net assets	2.30%	4.33%	5.28	%(e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.52%	1.75%	1.75	%(e)
Ratio of net investment income (loss) to average net assets	(0.05)%	0.90%	(1.16	)%(e)
Portfolio turnover	78%	82%	42	%(d)

(a)	For the period December 28, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Micro-Cap Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

72	See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Notes to the Financial Statements

September 30, 2021

NOTE 1. ORGANIZATION

The Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”), the Fuller & Thaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund”), the Fuller & Thaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund”), the Fuller & Thaler Behavioral Unconstrained Equity Fund (the “Unconstrained Equity Fund”), the Fuller & Thaler Behavioral Small-Mid Core Equity Fund (the “Small-Mid Core Equity Fund”) and the Fuller & Thaler Behavioral Micro-Cap Equity Fund (the “Micro-Cap Equity Fund”) (each a “Fund” and, collectively the “Funds”) were each registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified (Unconstrained Equity Fund is non-diversified) series of Capitol Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds’ investment adviser is Fuller & Thaler Asset Management, Inc. (the “Adviser” or “Fuller & Thaler”). The investment objective of each Fund is to seek long-term capital appreciation.

The Small Cap Equity Fund and Small Cap Growth Fund each currently offer five share classes: R6 Shares, Institutional Shares, Investor Shares, A Shares and C Shares. The Mid-Cap Value Fund currently offers three share classes: R6 Shares, Institutional Shares and Investor Shares. The Unconstrained Equity Fund currently offers four share classes: R6 Shares, Institutional Shares, A Shares and C Shares. The Small-Mid Core Equity Fund and Micro-Cap Equity Fund each currently offers one share class: Institutional Shares. A Shares have a maximum sales charge on purchases of up to 5.75% and a Contingent Deferred Sales Charge (“CDSC”) on redemptions made within 12 months from the date of purchase and a CDSC of 0.50% on redemptions made more than 12 months but less than 18 months from the date of purchase. C Shares impose a 1.00% CDSC on redemptions made within 12 months from the date of purchase. A Shares and C Shares may be purchased without a sales charge under certain circumstances. Each share represents an equal proportionate interest in the assets and liabilities belonging to each Fund and is entitled to such dividends and distributions out of income belonging to each Fund as are declared by the Board.

The Small-Cap Equity Fund is the accounting successor to a series of Allianz Funds Multi-Strategy Trust, which commenced operations on September 8, 2011, and for which the Adviser served as the sole sub-adviser (the “Predecessor Fund”). In a transaction that was consummated on October 23, 2015 (the “Reorganization”), the Small-Cap Equity Fund acquired the assets and liabilities of: the A, C, and D Classes of the Predecessor Fund, which became the Investor Shares of the Small-Cap Equity Fund; the Class P Shares of the Predecessor Fund, which became the Institutional Shares of the Small-Cap Equity Fund; and the Institutional Shares of the Predecessor Fund, which became the R6 Shares of the Small-Cap Equity Fund.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

September 30, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

In-Kind Redemptions – The Funds intend to redeem shares in cash. However, if the amount an investor is redeeming is over the lesser of $250,000 or 1% of a Fund’s NAV, the Funds have the right to redeem such shares by giving the investor the amount that exceeds the lesser of $250,000 or 1% of a Fund’s NAV in securities instead of cash, which is referred to as a “redemption in kind.” In the event that a redemption in kind is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

During the fiscal year ended September 30, 2021, shares redeemed for the Unconstrained Equity Fund’s R6 Shares included redemption in-kind transactions of 477,514 shares valued at $17,717,333, paid by redemption proceeds in portfolio securities of $17,040,582 and $676,752 in cash. The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. Such net gains are not taxable to the Funds and are not required to be distributed to shareholders. The Unconstrained Equity Fund has reclassified this amount against paid-in capital on the Statements of Assets and Liabilities. The Unconstrained Equity Fund had realized gains of $6,895,451 on such transactions as recorded on the Statements of Operations. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Unconstrained Equity Fund’s net assets or NAV per share.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

September 30, 2021

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

September 30, 2021

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and are included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Securities Lending - The Trust has entered into a Securities Lending Agreement (“SLA”) with BMO Harris Bank N.A. (“BMO”). Under the terms of the SLA, each Fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (as permitted by the 1940 Act) to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Securities Lending Fund II, LLC, as noted in each lending Fund’s respective Schedule of Investments. Securities Lending Fund II, LLC seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay BMO fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. A Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

September 30, 2021

At September 30, 2021, the value of securities loaned and cash collateral received are as follows:

	Value of Securities Loaned	Cash Collateral Received
Small-Cap Equity Fund	$6,989,620	$7,310,905
Small-Cap Growth Fund	5,461,682	5,684,825
Mid-Cap Value Fund	3,603,182	3,776,230
Unconstrained Equity Fund	-	-
Small-Mid Core Equity Fund	-	-
Micro-Cap Equity Fund	876,179	956,169
Total	$16,930,663	$17,728,129

Disclosures about Offsetting Assets and Liabilities - The Funds are required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As there are no master netting arrangements relating to the Funds’ participation in securities lending, and all amounts related to securities lending are presented gross on the Funds’ Statements of Assets and Liabilities, no additional disclosures have been made on behalf of the Funds. Please refer to the Securities Lending Note for additional disclosures related to securities lending, including collateral related to securities on loan.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

September 30, 2021

For the fiscal year ended September 30, 2021, the Funds made the following reclassifications to increase (decrease) the components of net assets:

	Paid-In Capital	Accumulated Earnings (Deficit)
Small-Cap Equity Fund	$13,423,840	$(13,423,840)
Small-Cap Growth Fund	1,146,585	(1,146,585)
Mid-Cap Value Fund	2,563	(2,563)
Unconstrained Equity Fund	6,858,982	(6,858,982)
Small-Mid Core Equity Fund	(1)	1
Micro-Cap Equity Fund	104,413	(104,413)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●     Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

September 30, 2021

●     Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●     Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Funds rely on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations with the Adviser’s participation, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before each Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

September 30, 2021

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2021:

	Valuation Inputs
Small-Cap Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$5,197,887,705	$—	$—	$5,197,887,705
Collateral for Securities Loaned(b)	—	—	—	7,310,905
Money Market Funds	53,956,768	—	—	53,956,768
Total	$5,251,844,473	$—	$—	$5,259,155,378

Small-Cap Growth Fund
Common Stocks(a)	$111,992,763	$—	$—	$111,992,763
Collateral for Securities Loaned(b)	—	—	—	5,684,825
Total	$111,992,763	$—	$—	$117,677,588

Mid-Cap Value Fund
Common Stocks(a)	$184,905,715	$—	$—	$184,905,715
Collateral for Securities Loaned(b)	—	—	—	3,776,230
Total	$184,905,715	$—	$—	$188,681,945

Unconstrained Equity Fund
Common Stocks(a)	$74,622,236	$—	$—	$74,622,236

Small-Mid Core Equity Fund
Common Stocks(a)	$4,846,728	$—	$—	$4,846,728

Micro-Cap Equity Fund
Common Stocks(a)	$13,254,281	$—	$—	$13,254,281
Closed End Funds	126,998	—	—	126,998
Collateral for Securities Loaned(b)	—	—	—	956,169
Total	$13,381,279	$—	$—	$14,337,448

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

September 30, 2021

(a)	Refer to Schedule of Investments for industry classifications.

(b)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly as follows:

	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
Investment Adviser fee rate	0.60%	0.85%	0.75%	0.85%	0.80%	1.45	%*
Investment Adviser fee earned	$26,668,219	$784,506	$682,900	$583,793	$36,504	$169,775
Fees waived and/or expenses reimbursed by Adviser	$–	$(124,546)	$(98,471)	$(86,039)	$(79,695)	$(90,794)
Payable to / (Receivable from) Adviser	$2,652,414	$74,351	$102,059	$47,028	$(2,785)	$8,520

*	Prior to January 31, 2021, the investment adviser fee rate for the Micro-Cap Equity Fund was 1.50%.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Funds business; and (v) indirect expenses such as acquired fund fees and expenses) do not exceed the following percentages of each Fund’s average daily net assets through January 31, 2022 (“Expense Limitation”):

Fuller & Thaler Funds
Notes to the Financial Statements (continued)

September 30, 2021

	R6 Shares	Institutional Shares	Investor Shares	A Shares	C Shares
Small-Cap Equity Fund	0.80%	0.99%	1.25%	1.30%	1.80%
Small-Cap Growth Fund	0.90%	0.99%	1.25%	1.30%	1.80%
Mid-Cap Value Fund	0.80%	0.90%	1.15%
Unconstrained Equity Fund	0.90%	0.99%		1.30%	1.80%
Small-Mid Core Equity Fund		0.95%
Micro-Cap Equity Fund		1.45%*

*	Prior to January 31, 2021, the Adviser contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest (other than custodial overdraft fees and expenses associated with the Fund’s participation in an alternative liquidity program); (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Funds business; (v) dividend expense on short sales: and (vi) indirect expenses such as acquired fund fees and expenses) did not exceed 1.75% for the Institutional Shares of the Micro-Cap Equity Fund.

During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time.

As of September 30, 2021, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
September 30, 2022	$—	$146,759	$130,638	$80,362	$78,855	$78,292
September 30, 2023	—	153,508	103,543	88,162	81,772	87,750
September 30, 2024	—	124,546	98,471	86,039	79,695	90,794
	$—	$424,813	$332,652	$254,563	$240,322	$256,836

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Funds with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended September 30, 2021, fees incurred for administration, fund accounting, transfer agent and compliance services, and the amounts due to the Administrator at September 30, 2021 were as follows:

Fuller & Thaler Funds

Notes to the Financial Statements (continued)

September 30, 2021

	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
Administration	$836,650	$17,426	$16,314	$13,034	$8,161	$8,169
Fund accounting	272,813	5,683	5,297	4,254	2,662	2,665
Transfer agent	121,667	2,492	2,247	1,862	1,179	1,164
Compliance services	6,000	6,000	6,000	6,000	6,000	6,000
Payable to Administrator	104,216	2,813	3,883	2,064	1,499	1,499

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,000 per Fund and $500 per Fund for each quarterly in-person Board meeting. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of each Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

The Funds have adopted a Distribution Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act. The 12b-1 Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of each Fund’s Investor Shares and A Shares and 1.00% of the average daily net assets of each Fund’s C Shares in connection with the promotion and distribution of each Fund’s Investor Shares, A Shares and C Shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Under the 12b-1 Plan, the 1.00% C Share 12b-1 fee includes a 0.25% service fee. Over time, 12b-1 fees will increase the cost of your investment in a Fund’s Investor, A, and C Shares and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s Investor, A, and C Shares on an on-going basis. For the fiscal year ended September 30, 2021, 12b-1 expenses incurred by the Funds were as follows:

Fuller & Thaler Funds

Notes to the Financial Statements (continued)

September 30, 2021

Distribution Fees	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund
Investor Shares	$548,161	$6,309	$4,514	$—
A Shares	12,770	649	—	19
C Shares	68,167	4,753	—	59
Payable for 12b-1 fees	123,153	2,726	584	60

During the fiscal year ended September 30, 2021, the Distributor retained the following amounts in sales commissions from the sales of A Shares of the Funds:

Small-Cap Equity Fund	$6,971

During the fiscal year ended September 30, 2021, the Distributor received the following amounts in contingent deferred sales charges related to redemptions of C Shares of the Funds:

Small-Cap Equity Fund	$63,334
Small-Cap Growth Fund	5,889
Unconstrained Equity Fund	104

The Funds have adopted an Administrative Services Plan (the “Plan”) for Institutional Shares, Investor Shares, and A Shares of the Funds. The Plan allows the Funds to pay financial intermediaries that provide services relating to Institutional Shares, Investor Shares, and A Shares. The Plan permits payments for the provision of certain administrative, recordkeeping and other non-distribution related services to Institutional Share, Investor Share and A Share shareholders. The Plan permits the Funds to make service fee payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its A Shares and up to 0.20% of each Fund’s average daily net assets attributable to its Institutional Shares or Investor Shares. Because these fees are paid respectively out of the assets of each Fund’s Institutional Shares, Investor Shares and A Shares on an ongoing basis, over time they will increase the cost of an investment in Institutional Shares, Investor Shares and A Shares.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2021, purchases and sales of investment securities, other than short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Small-Cap Equity Fund	$2,506,707,382	$1,310,609,616
Small-Cap Growth Fund	120,369,867	101,265,288
Mid-Cap Value Fund	142,267,910	12,968,051

Fuller & Thaler Funds

Notes to the Financial Statements (continued)

September 30, 2021

	Purchases	Sales
Unconstrained Equity Fund	29,159,633	25,090,008
Small-Mid Core Equity Fund	1,659,046	1,511,216
Micro-Cap Equity Fund	10,765,555	8,709,219

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2021.

For the fiscal year ended September 30, 2021, in-kind purchases and sales transactions were as follows:

	Purchases	Sales
Unconstrained Equity Fund	$—	$17,040,582

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
Gross unrealized appreciation	$1,339,213,345	$29,830,613	$17,880,552	$19,355,267	$1,609,435	$4,582,351
Gross unrealized depreciation	(41,470,407)	(2,024,070)	(1,929,410)	(739,344)	(7,183)	(423,485)
Net unrealized appreciation/ (depreciation) on investments	$1,297,742,938	$27,806,543	$15,951,142	$18,615,923	$1,602,252	$4,158,866
Tax cost of investments	$3,961,412,440	$89,871,045	$172,730,803	$56,006,313	$3,244,476	$10,178,582

The tax character of distributions paid for the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

	Small-Cap Equity Fund		Small-Cap Growth Fund		Mid-Cap Value Fund
	2021	2020	2021	2020	2021	2020
Distributions paid from:
Ordinary income	$12,860,575	$8,365,841	$—	$—	$208,942	$111,422
Long-term capital gains	—	—	—	—	—	98,695
Total distributions paid	$12,860,575	$8,365,841	$—	$—	$208,942	$210,117

Fuller & Thaler Funds

Notes to the Financial Statements (continued)

September 30, 2021

	Unconstrained Equity Fund		Small-Mid Core Equity Fund		Micro-Cap Equity Fund
	2021	2020	2021	2020	2021	2020
Distributions paid from:
Ordinary income	$191,537	$41,713	$14,032	$57,119	$32,418	$145,343
Long-term capital gains	—	85	—	69	—	633
Tax return of capital	425	—	—	—	—	—
Total distributions paid	$191,962	$41,798	$14,032	$57,188	$32,418	$145,976

At September 30, 2021, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
Undistributed Ordinary Income	$51,457,806	$12,118,923	$1,169,559	$—	$110,312	$524,684
Undistributed Long-Term Capital Gains	154,604,078	4,496,878	1,723,838	—	152,217	543,922
Accumulated Capital and Other Losses	—	—	—	(138,084)	—	—
Unrealized Appreciation on Investments(a)	1,297,742,938	27,806,543	15,951,142	18,615,923	1,602,252	4,158,866
Total Accumulated Earnings	$1,503,804,822	$44,422,344	$18,844,539	$18,477,839	$1,864,781	$5,227,472

(a) The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash losses and return of capital adjustments.

Certain qualified losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Funds following taxable year. For the tax year ended September 30, 2021, the Unconstrained Equity Fund deferred post October qualified losses in the amount of $52,349.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Funds fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Unconstrained Equity Fund had a Qualified Late Year Ordinary Loss in the amount of $85,735.

Fuller & Thaler Funds

Notes to the Financial Statements (continued)

September 30, 2021

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2021, Small-Cap Growth Fund had 29.19% and 35.18% of the value of its net assets invested in stocks within the Consumer Discretionary and Technology sectors, respectively. The Micro-Cap Equity Fund had 30.86% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. REFLOW LIQUIDITY PROGRAM

The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on a fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of each fund’s net redemptions on a given day. ReFlow will purchase shares of a Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of each Fund. ReFlow will periodically redeem its entire share position in a Fund. For use of the ReFlow service, each Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. During the fiscal year ended September 30, 2021, the Small-Cap Equity Fund utilized the Reflow liquidity program. Reflow purchased 598 shares of Small-Cap Equity Fund during the period. The resulting $40 in fees are included on the Statements of Operations under miscellaneous expense.

Fuller & Thaler Funds

Notes to the Financial Statements (continued)

September 30, 2021

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund and the Board of Trustees of Capitol Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund (collectively referred to as the “Funds”) (six of the funds constituting Capitol Series Trust (the “Trust”)), including the schedules of investments, as of September 30, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting Capitol Series Trust) at September 30, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Capitol Series Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Fuller & Thaler Behavioral Small-Cap Equity Fund	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the five years in the period ended September 30, 2021
Fuller & Thaler Behavioral Small-Cap Growth Fund Fuller & Thaler Behavioral Mid-Cap Value Fund	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the three years in the period ended September 30, 2021 and the period from December 21, 2017 (commencement of operations) through September 30, 2018
Fuller & Thaler Behavioral Unconstrained Equity Fund Fuller & Thaler Behavioral Small-Mid Core Equity Fund	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the two years in the period ended September 30, 2021 and the period from December 26, 2018 (commencement of operations) through September 30, 2019

Report of Independent Registered Public Accounting Firm

Individual fund constituting the Capitol Series Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Fuller & Thaler Behavioral Micro-Cap Equity Fund	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the two years in the period ended September 30, 2021 and the period from December 28, 2018 (commencement of operations) through September 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio
November 24, 2021

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s initial Report, which was presented to the Board for consideration at its meeting held on September 15 and 16, 2021, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Funds did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Voting Results (Unaudited)

On September 30, 2021, a special meeting of shareholders of the Funds, each a series of the Trust, was held for the purposes of considering and acting upon the following Proposals:

Proposal	Description
1	To approve a New Advisory Agreement between Fuller & Thaler and the Trust, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund.
2	To approve a New Advisory Agreement between Fuller & Thaler and the Trust, on behalf of the Fuller & Thaler Behavioral Small-Cap Growth Fund.
3	To approve a New Advisory Agreement between Fuller & Thaler and the Trust, on behalf of the Fuller & Thaler Behavioral Mid-Cap Value Fund.
4	To approve a New Advisory Agreement between Fuller & Thaler and the Trust, on behalf of the Fuller & Thaler Behavioral Unconstrained Equity Fund.
5	To approve a New Advisory Agreement between Fuller & Thaler and the Trust, on behalf of the Fuller & Thaler Behavioral Small-Mid Core Equity Fund.
6	To approve a New Advisory Agreement between Fuller & Thaler and the Trust, on behalf of the Fuller & Thaler Behavioral Micro-Cap Equity Fund.

Voting Results (Unaudited) (continued)

Approval of the new advisory agreement was necessary because of a proposed transaction that would result in certain percentage ownership changes among the current owners of Fuller & Thaler that would be deemed to be a change of control of the Adviser under relevant provisions of the 1940 Act. This change-in-control would in turn constitute an assignment of Fuller & Thaler’s current advisory agreement with the Truat as it relates to each Fund (“Current Advisory Agreement”), resulting in its termination under the terms of the Current Advisory Agreement and the requirements of the 1940 Act. To avoid such a termination and ensure confinuation of the advisory services that Fuller & Thaler provides to each Fund, shareholders of each Fund were asked to approve the New Advisory Agreement.

The following vote results were presented at the special meeting with regard to each Proposal:

Of the 83,657,382.983 shares present in person or by proxy with respect to Proposal 1 to approve a New Advisory Agreement between Fuller & Thaler and the Trust, on behalf of the Fuller & Thaler Behavioral Small-Cap Growth Fund, 83,417,412.206 shares or 99.714% have voted in favor of Proposal 1, 63,448.886 shares or 0.075% voted against Proposal 1 and 176,521.891 shares or 0.221% withheld from voting for Proposal 1.

Of the 1,588,359.225 shares present in person or by proxy with respect to Proposal 2 to approve a New Advisory Agreement between Fuller & Thaler and the Trust, on behalf of the Fuller & Thaler Behavioral Small-Cap Growth Fund, 1,576,804.410 shares or 99.273% have voted in favor of Proposal 2, 2,842.154 shares or 0.0179% voted against Proposal 2 and 8,712.661 shares or 0.548% withheld from voting for Proposal 2.

Of the 5,219,842.657 shares present in person or by proxy with respect to Proposal 3 to approve a New Advisory Agreement between Fuller & Thaler and the Trust, on behalf of the Fuller & Thaler Behavioral Mid-Cap Value Fund, 5,215,891.798 shares or 90.946 % have voted in favor of Proposal 3, 0.00 shares or 0.0% voted against Proposal 3 and 3,950.859 shares or 0.068% withheld from voting for Proposal 3.

Of the 1,438,938.624 shares present in person or by proxy with respect to Proposal 4 to approve a New Advisory Agreement between Fuller & Thaler and the Trust, on behalf of the Fuller & Thaler Behavioral Unconstrained Equity Fund, 1,438,560.624 shares or 99.974% have voted in favor of Proposal 4, 0.00 shares or 0.00% voted against Proposal 4 and 378.00 shares or 0.026% withheld from voting for Proposal 4.

Of the 113,530.829 shares present in person or by proxy with respect to Proposal 5 to approve a New Advisory Agreement between Fuller & Thaler and the Trust, on behalf of the Fuller & Thaler Behavioral Small-Mid Core Equity Fund, 113,530.829 shares or 100.00% have voted in favor of Proposal 5, 0.00 shares or 0.00% voted against Proposal 5 and 0.00 shares or 0.00% withheld from voting for Proposal 5.

Of the 298,769.362 shares present in person or by proxy with respect to Proposal 6 to approve a New Advisory Agreement between Fuller & Thaler and the Trust, on behalf of the Fuller & Thaler Behavioral Micro-Cap Equity Fund, 296,317.362 shares or 99.180% have voted in favor of Proposal 6, 2,452.000 shares or 0.820% voted against Proposal 6 and 0.00 shares or 0.00% withheld from voting for Proposal 6.

Therefore, the shareholders of each Fund voted in favor of each Proposal with respect to that Fund.

Voting Results (Unaudited) (continued)

The New Investment Advisory Agreement between the Trust and Fuller & Thaler on behalf of each Fund as contemplated by the Proposals herein is expected to become effective upon the consummation of a transaction reducing the ownership interest of Dr. Russell J. Fuller, CFA, in Fuller & Thaler, which is expected to take place in the first quarter of 2022.

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period(a)	Annualized Expense Ratio
Small-Cap Equity Fund
R6 Shares	Actual	$1,000.00	$1,015.40	$3.24	0.64%
	Hypothetical(b)	$1,000.00	$1,021.85	$3.25	0.64%
Institutional Shares	Actual	$1,000.00	$1,014.70	$3.78	0.75%
	Hypothetical(b)	$1,000.00	$1,021.32	$3.79	0.75%
Investor Shares	Actual	$1,000.00	$1,013.40	$5.20	1.03%
	Hypothetical(b)	$1,000.00	$1,019.90	$5.22	1.03%
A Shares	Actual	$1,000.00	$1,013.40	$5.17	1.02%
	Hypothetical(b)	$1,000.00	$1,019.94	$5.18	1.02%
C Shares	Actual	$1,000.00	$1,010.20	$8.28	1.64%
	Hypothetical(b)	$1,000.00	$1,016.83	$8.30	1.64%

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period(a)	Annualized Expense Ratio
Small-Cap Growth Fund
R6 Shares	Actual	$1,000.00	$1,129.30	$4.80	0.90%
	Hypothetical(b)	$1,000.00	$1,020.56	$4.56	0.90%
Institutional Shares	Actual	$1,000.00	$1,128.90	$5.28	0.99%
	Hypothetical(b)	$1,000.00	$1,020.10	$5.01	0.99%
Investor Shares	Actual	$1,000.00	$1,127.40	$6.67	1.25%
	Hypothetical(b)	$1,000.00	$1,018.80	$6.33	1.25%
A Shares	Actual	$1,000.00	$1,127.30	$6.93	1.30%
	Hypothetical(b)	$1,000.00	$1,018.55	$6.58	1.30%
C Shares	Actual	$1,000.00	$1,124.20	$9.59	1.80%
	Hypothetical(b)	$1,000.00	$1,016.04	$9.10	1.80%
Mid-Cap Value Fund
R6 Shares	Actual	$1,000.00	$1,051.20	$4.11	0.80%
	Hypothetical(b)	$1,000.00	$1,021.06	$4.05	0.80%
Institutional Shares	Actual	$1,000.00	$1,050.50	$4.63	0.90%
	Hypothetical(b)	$1,000.00	$1,020.56	$4.56	0.90%
Investor Shares	Actual	$1,000.00	$1,049.10	$5.91	1.15%
	Hypothetical(b)	$1,000.00	$1,019.30	$5.82	1.15%
Unconstrained Equity Fund
R6 Shares	Actual	$1,000.00	$1,041.60	$4.61	0.90%
	Hypothetical(b)	$1,000.00	$1,020.56	$4.56	0.90%
Institutional Shares	Actual	$1,000.00	$1,041.10	$5.07	0.99%
	Hypothetical(b)	$1,000.00	$1,020.10	$5.01	0.99%
A Shares	Actual(c)	$1,000.00	$1,005.80	$4.51	1.30%
	Hypothetical(b)	$1,000.00	$1,018.53	$6.60	1.30%
C Shares	Actual(c)	$1,000.00	$1,004.20	$6.23	1.80%
	Hypothetical(b)	$1,000.00	$1,016.03	$9.11	1.80%
Small-Mid Core Equity Fund
Institutional Shares	Actual	$1,000.00	$1,017.50	$4.81	0.95%
	Hypothetical(b)	$1,000.00	$1,020.31	$4.81	0.95%
Micro-Cap Equity Fund
Institutional Shares	Actual	$1,000.00	$1,011.70	$7.32	1.45%
	Hypothetical(b)	$1,000.00	$1,017.79	$7.34	1.45%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Summary of Fund Expenses (Unaudited) (continued)

(c)	Actual expenses are equal to the A Shares and C Shares annualized expense ratios, multiplied by the average account value over the period, multiplied by 126/365 (to reflect the period since commencement of operations on May 27, 2021). The annualized expense ratios reflect reimbursement of expenses by the Funds’ investment adviser for the period beginning May 27, 2021 through September 30, 2021. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements. Hypothetical expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval (Unaudited)

At a special meeting of the Board of Trustees of Capitol Series Trust (“Trust”) conducted on July 23, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust and Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler” or the “Adviser”) as it relates to the Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”), the Fuller & Thaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund”), the Fuller & Thaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund”), the Fuller & Thaler Behavioral Unconstrained Equity Fund (the “Unconstrained Equity Fund”), the Fuller & Thaler Behavioral Small-Mid Core Equity Fund (the “Small-Mid Core Equity Fund”) and the Fuller & Thaler Behavioral Micro-Cap Equity Fund (the “Micro-Cap Fund,” and collectively referred to herein as, the “Fuller & Thaler Funds”), as a result of a planned reduction in Dr. Russell Fuller’s voting interest in Fuller & Thaler in the first quarter of 2022 from above 25% to below 25%, which constitutes a change of control of the Adviser.

Prior to the Meeting, the Trustees received and considered information from Fuller & Thaler and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the New Investment Advisory Agreement between the Trust and Fuller & Thaler. The Trustees also received and considered information including, but not limited to, Fuller & Thaler’s combined responses to counsel’s due diligence letter and Fuller & Thaler’s supplemental responses to counsel’s supplemental requests. Counsel’s due diligence letter and supplemental requests, each requested information relevant to the approval of the New Investment Advisory Agreement. The Trustees also received and considered information concerning a New Expense Limitation Agreement to become effective concurrently with the New Investment Advisory Agreement whereby Fuller & Thaler has contractually committed to reduce its management fees and, if necessary, reimburse each Fuller & Thaler Fund’s operating expenses through January 31, 2023, as specified in the New Expense Limitation Agreement. The Trustees also received and considered benchmark performance comparison data and Morningstar peer group category and custom peer group expense and performance data previously compiled by Broadridge for comparative purposes relative to each Fuller & Thaler Fund (the “Support Materials”).

The Trustees reviewed the Support Materials at various times with Fuller & Thaler, Trust management, and counsel to the Independent Trustees. Representatives of Fuller & Thaler met with the Trustees and provided additional relevant information, including but not limited to information relating to: the services Fuller & Thaler currently provides to the Fuller & Thaler Funds; Fuller & Thaler’s investment philosophy; Fuller & Thaler’s distribution and marketing efforts on behalf of the Fuller & Thaler Funds; the Adviser’s ownership structure and future plans with regard to its ownership structure; the Adviser’s financial statements, including information related to its profitability and balance sheets; historical and projected profitability of the Fuller & Thaler Funds, including Fuller & Thaler’s overhead allocation methodology; resources available to service the Fuller & Thaler Funds, including compliance resources; other benefits that Fuller & Thaler derived from its relationship with the Fuller & Thaler Funds; and Fuller & Thaler’s disaster recovery plan. In its considerations, the Board noted the completeness of the Support Materials that Fuller & Thaler had provided, as well as the discussions that had occurred with representatives of Fuller & Thaler at various times, including during the Meeting. This information, together with the information provided to and reviewed by the Board throughout the course of the year and since the inception of each of the Fuller & Thaler Funds, formed the primary, but not exclusive, basis for the Board’s determinations.

Investment Advisory Agreement Approval (Unaudited) (continued)

Before voting to approve the New Investment Advisory Agreement, the Trustees reviewed the terms of the New Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees received and discussed a memorandum from such counsel delineating the legal standards governing their consideration of the approval of the New Investment Advisory Agreement and describing each Trustee’s duty of care and duty of loyalty obligations to shareholders application and the section application of fiduciary duty standards imposed by Section 36(b) of the 1940 Act, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration, including the factors outlined in Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the Investment Advisory Agreement with respect to the Fuller & Thaler Funds, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Fuller & Thaler with respect to the Fuller & Thaler Funds; (2) the cost of the services provided and the profits realized by Fuller & Thaler from services rendered to the Trust with respect to the Fuller & Thaler Funds, both individually and collectively; (3) comparative fee and expense data for the Fuller & Thaler Funds and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as each Fund grows, and whether the advisory fees for each Fund reflects such economies of scale for each Fund’s benefit; and (5) other financial benefits to Fuller & Thaler resulting from services that it renders to the Fuller & Thaler Funds. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports from Fuller & Thaler for the Fuller & Thaler Funds since each Fund’s inception, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision about the approval of the New Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to their consideration and approval of the New Investment Advisory Agreement, which incorporated and reflected their knowledge of Fuller & Thaler’s ongoing services to the Fuller & Thaler Funds. The Trustees noted the inclusion of fee and performance comparisons of the Fuller & Thaler Funds to each Fund’s respective Morningstar peer group category and a custom peer group comparison previously created by Broadridge. Taking such information into account, including the Trustees’ discussion with representatives of Fuller & Thaler at the Meeting as well as the Board’s review of the Support Materials provided in connection with the approval of the continuation of the New Investment Advisory Agreement, the Board concluded that the overall arrangements between the Trust and Fuller & Thaler with respect to each Fuller & Thaler Fund, as set forth in the New Investment Advisory Agreement, are fair and reasonable in light of the services Fuller & Thaler performs, the investment advisory fees that each Fuller & Thaler Fund pays and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the New Investment Advisory Agreement for an initial two-year term are summarized below.

Investment Advisory Agreement Approval (Unaudited) (continued)

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Fuller & Thaler would provide pursuant to the New Investment Advisory Agreement (which services are substantially identical to the services Fuller & Thaler currently provides to the Fuller & Thaler Funds), noting that such services include but are not limited to the following: (1) investing and reinvesting each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Fuller & Thaler effects on behalf of each Fund; and (5) selecting broker-dealers to execute orders on behalf of each Fund. The Trustees noted no changes to the services that Fuller & Thaler currently provides to the Fuller & Thaler Funds under the terms of the New Investment Advisory Agreement. The Trustees considered Fuller & Thaler’s capitalization and its assets under management. The Trustees further considered the investment philosophy and experience of each Fund’s portfolio management team, including the firm’s expertise in behavioral finance and proprietary behavioral finance model which is a key component of each Fund’s investment strategy. In addition, the Trustees noted the compliance services, marketing, distribution and client relationship services that Fuller & Thaler provides and would continue to provide to the Fuller & Thaler Funds. The Trustees compared the Fuller & Thaler Funds’ performance to each Fund’s benchmark index and Morningstar peer group category and custom peer group previously created by Broadridge. It was noted that while the Board reviewed Morningstar peer group and benchmark performance data compared to all of the applicable share classes offered by each respective Fund, the comparison of each Fund’s Institutional Class Shares to the Fund’s respective benchmark index and Morningstar peer group is discussed herein for consistency of presentation and because the Institutional Share Class represents the largest share class and has the longest performance history for each Fund. The Trustees considered that, for the periods indicated:

●           The Small-Cap Equity Fund outperformed its benchmark index, the Russell 2000®, for the year-to-date, seven-year and since inception (09/08/2011) periods, but lagged the index for the one-year, three-year and five-year periods ended June 30, 2021. The Small-Cap Equity Fund also outperformed the average and median performance of its Morningstar category (US Equity Small-Cap Blend) and its custom peer group for the three-year and five-year period ended June 30, 2021, but slightly lagged both the average and the median of the category and the custom peer group for one–year performance as of that date. The Small-Cap Equity Fund was ranked as follows in the Morningstar US Equity Small Blend category as of 6/30/21 for the following time periods: year-to-date: 152 out of 660 funds, one-year: 495 out of 657 funds, three-year: 136 out of 633 funds, five-year: 72 out of 597 funds, seven-year: 5 out of 545 funds, and since inception: 6 out of 490 funds. The ranking is for the Institutional Share Class (FTHSX) only. Morningstar ranked the Small-Cap Equity Fund as a five-star fund as of June 30, 2021.

●           The Small-Cap Growth Fund outperformed its benchmark index, the Russell 2000® Growth, for the year-to-date, one-year, three-year and since inception (12/21/2017) periods ended June 30, 2021. The Small-Cap Growth Fund also outperformed the average and median performance of both its Morningstar category, U.S. Equity Small Cap Growth, and its custom peer group for the one and three-year periods ended June 30, 2021. The Small-Cap Growth Fund was ranked as follows in the Morningstar US Equity Small Growth Category as of 6/30/21 for the following time periods: year-to-date: 48 out of 622 funds, one-year: 57 out of 618 funds, three-year: 206 out of 600 funds, and since inception: 137 out of 598 funds. The ranking is for the Institutional Share Class (FTXSX) only. Fuller & Thaler’s Behavioral Small-Cap Growth composite outperformed its benchmark (The Russell 2500™ Growth) from 1/1/92-12/31/10 and the Russell 2000® Growth thereafter) for year-to-date, one-year, three-year, ten-year, and since inception (01/01/1992) periods. Morningstar ranked the Small-Cap Growth Fund as a three-star fund as of June 30, 2021.

Investment Advisory Agreement Approval (Unaudited) (continued)

●          The Mid-Cap Value Fund outperformed its benchmark index, the Russell Mid-Cap® Value, for the year-to-date, one-year, three-year and since inception (12/21/2017) periods ended June 30, 2021. The Mid-Cap Value Fund also bettered the average and median performance of both its Morningstar category, U.S. Equity Mid-Cap Value, and its custom peer group for the one- and three-year periods ended June 30, 2021. The Mid-Cap Value Fund was ranked as follows in the Morningstar US Equity Mid-Cap Value category as of 6/30/21 for the following time periods: year-to-date: 82 out of 420 funds, one-year: 86 out of 417 funds, three-year: 28 out of 408 funds, and since inception: 42 out of 407 funds. The ranking is for the Institutional Share Class (FTVSX) only. Morningstar ranked the Mid-Cap Value Fund as a four-star fund as of June 30, 2021.

●          The Unconstrained Equity Fund outperformed its benchmark index, the Russell 3000®, for the year-to-date, one-year and since inception (12/28/2018) periods ended June 30, 2021. The Unconstrained Equity Fund also outperformed the average and median performance of both its of its Morningstar category (U.S. Equity Large-Cap Blend) and its custom peer group for the one-year period ended June 30, 2021. The Unconstrained Equity Fund was ranked as follows in the Morningstar US U.S. Equity Large-Cap Blend category as of 6/30/21 for the following time periods: year-to-date: 32 out of 1,469 funds, one-year: 27 out of 1,407 funds and since inception: 38 out of 1,325 funds. The ranking is for the Institutional Share Class (FTZIX) only. Fuller & Thaler’s Behavioral Unconstrained Equity composite outperformed its benchmark (Russell 3000®) for the year-to-date, one-year, since inception (12/26/2018) periods ending June 30, 2021.

●          The Small-Mid Core Equity Fund outperformed its benchmark index, the Russell 2500®, for the year-to-date, one-year and since inception (12/28/2018) periods ended June 30, 2021. The Small-Mid Core Equity Fund also outperformed the average and median performance of its Morningstar peer group (U.S. Equity Mid-Cap Blend) and its custom peer group for the one-year period ended June 30, 2021. The Small-Mid Core Equity Fund was ranked as follows in the Morningstar US Equity Mid-Cap Blend category as of 6/30/21 for the following time periods: year-to-date: 25 out of 399 funds, one-year: 26 out of 396 funds, and since inception: 30 out of 373 funds. The ranking is for the Institutional Share Class (FTSIX) only. Fuller & Thaler’s Behavioral Small-Mid Core Equity composite outperformed its benchmark (Russell 2500®) for year-to-date, one-year, three-year, and since inception (01/01/2018) periods.

●          The Micro-Cap Equity Fund outperformed its benchmark index, the Russell Microcap®, for the year-to-date, one-year and since inception (12/28/2018) periods ended June 30, 2021. The Micro-Cap Equity Fund also outperformed the average and median performance of both its Morningstar category (U.S. Equity Small-Cap Blend) and its custom peer group for the one-year period ended June 30, 2021. The Micro-Cap Equity Fund was ranked as follows in the Morningstar US Equity Small Blend category as of 6/30/21 for the following time periods: year-to-date: 1 out of 660 funds, one-year: 1 out of 657 funds, and since inception: 7 out of 641 funds. The ranking is for the Institutional Share Class (FTMSX) only. Fuller & Thaler’s Behavioral Micro-Cap Core composite outperformed its benchmark (Russell 2000® from 1/1/99-6/30/00 and the Russell Microcap® thereafter) for year-to-date, one-year, five-year, and since inception (01/01/1999) periods.

Investment Advisory Agreement Approval (Unaudited) (continued)

Finally, the Trustees took notice of the significant growth of assets in the Fuller & Thaler Funds and the growth of the firm overall. Taking these factors into account, the Trustees concluded that they are satisfied with the nature, extent and quality of services that Fuller & Thaler currently provides and will provide to the Fuller & Thaler Funds under the New Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fuller & Thaler Funds will pay to Fuller & Thaler under the New Investment Advisory Agreement. The Trustees also considered Fuller & Thaler’s profitability from the services rendered to the Fuller & Thaler Funds. The Trustees further considered Fuller & Thaler’s commitment to contractually reduce its management fees and, if necessary, reimburse each Fuller & Thaler Fund’s operating expenses through January 31, 2023, as specified in the Expense Limitation Agreement presented in the Board Materials. Lastly, the Trustees noted that Fuller & Thaler subsidizes the costs of distribution services rendered to the Fuller & Thaler Funds in excess of amounts accrued and payable pursuant to the Funds’ Rule 12b-1 Distribution Plan.

Comparative Fee and Expense Data. The Trustees noted that:

●          The Small-Cap Equity Fund’s contractual management fee of 0.60% is lower than the averages and medians of its Morningstar category (U.S. Equity Small-Cap Blend) and custom peer group. Further, the Small-Cap Equity Fund’s net and gross total expense ratios of 0.79% for its Institutional Class Shares (which are the same because this Fund’s annualized operating expense ratio is lower than the expense ratio cap in its operating expenses limitation agreement) is lower than the average and median net and gross total expense ratios in its Morningstar category and custom peer group.

●          The Small-Cap Growth Fund’s contractual management fee of 0.85% is slightly higher than the averages and medians of its Morningstar category (U.S. Equity Small Growth) and equal to the median and slightly higher than the average contractual management fee for its custom peer group. Further, the Small-Cap Growth Fund’s net total expense ratio of 0.99% for its Institutional Class Shares is equal to the median of its Morningstar category, lower than the average of its Morningstar category and lower than the average and median of its custom peer group. The Small-Cap Growth Fund’s gross total expense ratio of 1.71% for its Institutional Class Shares is higher than the averages and medians of its Morningstar category and custom peer group, but the Board noted that shareholders are predominantly impacted by the net expense ratio due to the Adviser’s commitment to its expense limitation agreement.

●          The Mid-Cap Value Fund’s contractual management fee of 0.75% is higher than the average and median contractual management fee of its Morningstar category (U.S. Equity Mid-Cap Value) and slightly higher than the average of its custom peer group, but equal to the median of its custom peer group. Further, the Mid-Cap Value Fund’s net total expense ratio of 0.90% for its Institutional Class Shares is higher than the average and median net expense ratios of its Morningstar category and lower than the average and equal to the median net expense ratios of its custom peer group. The Mid-Cap Value Fund’s gross total expense ratio of 1.49% for its Institutional Class Shares is higher than the average and median gross total expense ratios in both the Morningstar category and the same custom peer group. The Board noted that the Mid-Cap Value Fund’s shareholders are predominantly impacted by the net expense ratio due to the Adviser’s commitment to its expense limitation agreement. The Board also noted that the Mid-Cap Value Fund’s net assets were, in general, significantly lower than many of the funds to which it was compared.

Investment Advisory Agreement Approval (Unaudited) (continued)

●          The Unconstrained Equity Fund’s contractual management fee of 0.85% is higher than the average and median contractual management fee of its Morningstar category (U.S. Equity Large-Cap Blend) and slightly higher than the average of its custom peer group, but equal to the median of its custom peer group. Further, the Unconstrained Equity Fund’s net total expense ratio of 0.99% for its Institutional Class Shares is higher than the average and the median net total expense ratios of its Morningstar category, and lower than the average and equal to the median net total expense ratio for its custom peer group. Finally, the Unconstrained Equity Fund’s gross total expense ratio of 1.77% for its Institutional Class Shares is higher than the average and median gross total expense ratios in the Morningstar category and custom peer group. The Board noted that the Unconstrained Equity Fund’s shareholders are predominantly impacted currently by the net expense ratio due to the Adviser’s commitment to its expense limitation agreement. The Board also noted that the Unconstrained Equity Fund’s net assets are significantly lower than all but one of the custom funds to which it was compared.

●          The Small-Mid Core Equity Fund’s contractual management fee of 0.80% is higher than the average and median contractual management fee of both its Morningstar category (U.S. Equity Mid-Cap Blend) and its custom peer group. Further, the Small-Mid Core Equity Fund’s net total expense ratio of 0.95% for its Institutional Class Shares was higher than the average and median net total expense ratio of its Morningstar category, and was lower than the average and equal to the median net total expense ratio of its custom peer group. The Small-Mid Core Equity Fund’s gross total expense ratio of 4.09% for its Institutional Class Shares is higher than the average and median gross total expense ratios of both the Morningstar category and the custom peer group. The Board noted that the Small-Mid Core Equity Fund’s shareholders are predominantly impacted currently by the net expense ratio due to the Adviser’s commitment to its expense limitation agreement. The Board also noted that the Small-Mid Core Equity Fund’s net assets are significantly lower than many of the custom peer group funds to which it was compared.

●          The Micro-Cap Equity Fund’s contractual management fee of 1.45% is higher than the average and median contractual management fee for its Morningstar category (U.S. Equity Small-Cap Blend) and its custom peer group. Further, the Micro-Cap Equity Fund’s net total expense ratio of 1.45% for its Institutional Class Shares is higher than the average and median net total expense ratio for its Morningstar category, but lower than the average and median net total expense ratio for its custom peer group. The Micro-Cap Equity Fund’s gross total expense ratio of 4.28% for its Institutional Class Shares is higher than the average and median gross total expense ratios for its Morningstar category and same custom peer group. With respect to these comparisons, it was noted that Morningstar does not have a U.S. Equity Microcap category, and that the Micro-Cap Equity Fund is being compared to the same category as the Small-Cap Equity Fund, U.S. Equity Small-Cap Blend, which would be expected to have lower fees and expense ratios than micro-cap funds. The Board also noted that the Micro-Cap Equity Fund’s shareholders are predominantly impacted by the net expense ratio due to the Adviser’s commitment to its expense limitation agreement. With respect to the operating expenses limitation agreement, the Board further noted that the Adviser will cap expenses in the Institutional Class Shares at 1.45%, which is equal to the Fund’s advisory fee rate, and is thereby covering all the Fund’s non-distribution related operating expenses. Finally, the Board noted the distinct differences in the Micro-Cap Equity Fund’s strategy compared to other funds in its Morningstar category and custom peer group and the comparatively small net assets of the Fund in comparison to its category and peers.

Investment Advisory Agreement Approval (Unaudited) (continued)

The Trustees further considered the fees paid by Fuller & Thaler’s separately managed accounts and sub-advisory relationships to other accounts with similar investment objectives and strategies to that of each Fuller & Thaler Funds contemplated herein, noting the differences in the services provided to those accounts compared to the services provided to each Fuller & Thaler Fund. In particular, they also noted that Fuller & Thaler has additional responsibilities with respect to the Fuller & Thaler Funds, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to the other, the Trustees concluded that the advisory fee charged to the respective Fuller & Thaler Funds are each reasonable.

Economies of Scale. The Trustees considered whether the Fuller & Thaler Funds may benefit from any economies of scale. The Trustees noted that given the very low management fee of the Fuller & Thaler Small-Cap Equity Fund, fee breakpoints would not be appropriate at the current time. They additionally noted while the Fund has realized some economies of scale with regard to certain fees and expenses that it bears, the Trustees did not find that any material economies currently exist with respect to the advisory services that Fuller & Thaler provides that would warrant the imposition of breakpoints. The Trustees also noted that it was not appropriate to implement fee breakpoints with regard to the management fees of the other Fuller & Thaler Funds. The Trustees considered that the other Fuller & Thaler Funds are relatively newly organized and that an increase in assets would most likely not decrease the extent of advisory services that Fuller & Thaler would need to provide to the Funds at the present time. The Trustees concluded that the other Fuller & Thaler Funds are not likely to benefit from any economies of scale at this time.

Other Benefits. The Trustees considered the extent to which Fuller & Thaler utilizes soft dollar arrangements with respect to portfolio transactions, and noted that Fuller & Thaler does utilize soft dollar arrangements consistent with the Section 28(e) safe harbor in connection with the execution of client transactions. They also noted however, that affiliated brokers will not be utilized to execute the portfolio transactions of the Fuller & Thaler Funds. The Trustees concluded that, all things considered, Fuller & Thaler will not receive material additional financial benefits from services rendered to the Fuller & Thaler Funds.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
Qualified Dividend Income	92%	0%	100%	100%	86%	99%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
Qualified Business Income	2%	0%	0%	0%	0%	0%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2021 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
Dividends Received Deduction	93%	0%	100%	100%	87%	98%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

	Small-Cap Equity Fund	Small-Cap Growth Fund	Mid-Cap Value Fund	Unconstrained Equity Fund	Small-Mid Core Equity Fund	Micro-Cap Equity Fund
Long-Term Capital Gains Distributions	$13,423,840	$1,146,585	$1,698	$—	$—	$104,413

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 12 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2020 to present).
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Trustees and Officers (Unaudited) (continued)

Mary M. Morrow Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).
Paul Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 912-4562 to request a copy of the SAI or to make shareholder inquiries.

FACTS	WHAT DO THE FULLER & THALER FUNDS (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪    Social Security number

▪    account balances and account transactions

▪    transaction or loss history and purchase history

▪    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 912-4562

Who we are
Who is providing this notice?	Fuller & Thaler Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How do the Funds collect my personal information?

We collect your personal information, for example, when you

▪   open an account or deposit money

▪   buy securities from us or sell securities to us

▪   make deposits or withdrawals from your account

▪   give us your account information

▪   make a wire transfer

▪   tell us who receives the money

▪   tell us where to send the money

▪   show your government-issued ID

▪   show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪   sharing for affiliates’ everyday business purposes — information about your creditworthiness

▪   affiliates from using your information to market to you

▪   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪   Fuller & Thaler Asset Management, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▪   The Fuller & Thaler Funds do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Fuller & Thaler Funds do not jointly market.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (888) 912-4562 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

David James

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Paul Leone, Secretary

INVESTMENT ADVISER

Fuller & Thaler Asset Management, Inc.

411 Borel Avenue, Suite 300

San Mateo, CA 94402

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER

AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Fuller-AR-21

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Lori Kaiser, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Small-Cap Equity Fund:	FY 2021	$11,550
	FY 2020	$11,550
Fuller & Thaler Behavioral Small-Cap Growth Fund:	FY 2021	$11,550
	FY 2020	$11,550
Fuller & Thaler Behavioral Mid-Cap Value Fund:	FY 2021	$11,550
	FY 2020	$11,550
Fuller & Thaler Behavioral Unconstrained Equity Fund:	FY 2021	$10,100
	FY 2020	$10,100
Fuller & Thaler Behavioral Small-Mid Core Equity Fund:	FY 2021	$10,100
	FY 2020	$10,100
Fuller & Thaler Behavioral Micro-Cap Equity Fund:	FY 2021	$10,100
	FY 2020	$10,100
Alta Quality Growth Fund:	FY 2021	$11,550
	FY 2020	$11,550
Guardian Capital Fundament Global Equity Fund:	FY 2021	$11,550
	FY 2020	$11,550
Guardian Capital Dividend Growth Fund:	FY 2021 (9/30/21)	$11,550
	FY 2021 (4/30/21)	$11,550

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Small-Cap Equity Fund:	FY 2021	$0
	FY 2020	$0
Fuller & Thaler Behavioral Small-Cap Growth Fund:	FY 2021	$0
	FY 2020	$0
Fuller & Thaler Behavioral Mid-Cap Value Fund:	FY 2021	$0
	FY 2020	$0
Fuller & Thaler Behavioral Unconstrained Equity Fund:	FY 2021	$0
	FY 2020	$0
Fuller & Thaler Behavioral Small-Mid Core Equity Fund:	FY 2021	$0
	FY 2020	$0
Fuller & Thaler Behavioral Micro-Cap Equity Fund:	FY 2021	$0
	FY 2020	$0
Alta Quality Growth Fund:	FY 2021	$0
	FY 2020	$0
Guardian Capital Fundament Global Equity Fund:	FY 2021	$0
	FY 2020	$0
Guardian Capital Dividend Growth Fund:	FY 2021 (9/30/21)	$0
	FY 2021 (4/30/21)	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Small-Cap Equity Fund:	FY 2021	$3,700
	FY 2020	$3,700
Fuller & Thaler Behavioral Small-Cap Growth Fund:	FY 2021	$3,700
	FY 2020	$3,700
Fuller & Thaler Behavioral Mid-Cap Value Fund:	FY 2021	$3,700
	FY 2020	$3,700
Fuller & Thaler Behavioral Unconstrained Equity Fund:	FY 2021	$3,700
	FY 2020	$3,700
Fuller & Thaler Behavioral Small-Mid Core Equity Fund:	FY 2021	$3,700
	FY 2020	$3,700
Fuller & Thaler Behavioral Micro-Cap Equity Fund:	FY 2021	$3,700
	FY 2020	$3,700
Alta Quality Growth Fund:	FY 2021	$3,700
	FY 2020	$3,700
Guardian Capital Fundament Global Equity Fund:	FY 2021	$3,700
	FY 2020	$3,700
Guardian Capital Dividend Growth Fund:	FY 2021 (9/30/21)	$2,960
	FY 2021 (4/30/21)	$3,700

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Small-Cap Equity Fund:	FY 2021	$0
	FY 2020	$0
Fuller & Thaler Behavioral Small-Cap Growth Fund:	FY 2021	$0
	FY 2020	$0
Fuller & Thaler Behavioral Mid-Cap Value Fund:	FY 2021	$0
	FY 2020	$0
Fuller & Thaler Behavioral Unconstrained Equity Fund:	FY 2021	$0
	FY 2020	$0
Fuller & Thaler Behavioral Small-Mid Core Equity Fund:	FY 2021	$0
	FY 2020	$0
Fuller & Thaler Behavioral Micro-Cap Equity Fund:	FY 2021	$0
	FY 2020	$0
Alta Quality Growth Fund:	FY 2021	$0
	FY 2020	$0
Guardian Capital Fundament Global Equity Fund:	FY 2021	$0
	FY 2020	$0
Guardian Capital Dividend Growth Fund:	FY 2021 (9/30/21)	$0
	FY 2020 (4/30/21)	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2021	$32,560	$0
FY 2020	$33,300	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	12/2/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	12/2/2021

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	12/2/2021